WASATCH FUNDS TRUST

Important Information for Shareholders of Wasatch Long/Short Fund

At a special meeting of shareholders of Wasatch Long/Short Fund (the “Target Fund”), a series of Wasatch Funds Trust (the “Trust”), you will be asked to vote on the reorganization of your fund into Wasatch Global Value Fund (formerly, Wasatch Large Cap Value Fund) (the “Acquiring Fund”), also a series of the Trust (the “Reorganization”). The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds” and individually as a “Fund.”

The Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that you vote FOR the proposal.

Although we recommend that you read the complete Proxy Statement/ Prospectus, for your convenience we have provided the following brief overview of the matter to be voted on.

Q.          Why is the Reorganization being proposed?

A.          Wasatch Advisors, Inc. (the “Advisor”), the investment adviser to the Target Fund and the Acquiring Fund, has proposed the Reorganization given the limited future growth prospects of the Target Fund, its relative poor performance and the economic infeasibility of the Target Fund over the long term in light of the costs associated with the continued operation of the Target Fund and its likely inability to attract assets in the foreseeable future. In evaluating the Target Fund and the Acquiring Fund, the Advisor recognized the material differences between the investment objectives and principal investment strategies of the Funds. In particular, the Target Fund is a long/short fund investing primarily in the equity securities of domestic companies by maintaining long and short equity positions, whereas the Acquiring Fund is a global value fund that invests primarily in the equity securities of foreign and domestic companies and does not employ a short sale strategy.

Although the investment objectives and strategies are materially different between the Target Fund and the Acquiring Fund, the Advisor has proposed the Reorganization with the Acquiring Fund due, in part, to the similar valuation process used by the Advisor to evaluate potential investments for the Funds despite the differing investment strategies; the overlap of portfolio holdings between the Funds; the relative performance of the Acquiring Fund compared to the Target Fund; the lower contractual management fee and estimated lower gross and net expense ratio (before and after fee waivers) of the combined fund for both share classes; the lower contractual expense cap of the Acquiring Fund, which would be in effect through January 31, 2020; and the anticipated federal income tax-free nature of the Reorganization compared to a taxable event for shareholders if the Target Fund was liquidated. For additional information, see “Approval of the Proposed Reorganization by the Board of Trustees” at page 47.

Q.          How will the Reorganization affect my shares?

A.          Upon the closing of the Reorganization, each Target Fund shareholder will receive shares of the Acquiring Fund in an amount equal in total value to the total value of the Target Fund shares surrendered by such shareholder. Shareholders of Investor Class shares and Institutional Class shares of the Target Fund will receive the same class of shares of the Acquiring Fund.

Q.          Will Target Fund shareholders incur sales loads or contingent deferred sales charges on Acquiring Fund shares received in the Reorganization?

A.          No. Neither Fund charges a front-end sales load or a contingent deferred sales charge.

Q.          Are the Funds managed by the same Advisor?

A.          Both Funds are advised by Wasatch Advisors, Inc. Beginning October 2017, both Funds are managed by David Powers.

Q.          How do the Funds’ investment objectives and principal investment strategies compare?

A.          You should note that the Funds’ investment objectives and principal investment strategies are materially different. The Target Fund’s investment objective is capital appreciation, and the Acquiring Fund’s investment objective is capital appreciation and income. While the investment objectives of both Funds share a capital appreciation component, the Target Fund’s objective also includes income.

In addition, while both Funds invest primarily in equity securities, generally common stock, the Funds follow materially different investment strategies. The Target Fund is a long/short fund and pursues its investment objective by maintaining long equity positions and short equity positions. When the Target Fund takes a long position, it purchases the security outright. When the Fund takes a short position, it sells a security that it does not own in hope of repurchasing such security at a lower price. The use of both long and short positions allows the Advisor to invest based on both its positive and negative views on individual stocks. Unlike the Target Fund, the Acquiring Fund does not engage in short sales as a principal investment strategy but rather invests primarily in equity securities of domestic and foreign securities through a long only portfolio. The Target Fund further seeks to achieve higher risk-adjusted returns with lower volatility compared to the equity markets (as represented by the S&P 500), whereas the Acquiring Fund does not have a similar mandate.

The Target Fund also invests primarily in the equity securities of domestic companies and has limited exposure to foreign securities. The Acquiring Fund, however, is a global value fund that invests its net assets primarily in the equity securities of foreign and domestic companies of all market capitalizations. The Acquiring Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. The Acquiring Fund will invest a significant portion of its total assets in securities of companies domiciled in foreign countries (under normal market conditions,

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at least 40% will be invested outside the United States, or if conditions are not favorable, 30% of its assets will be invested outside the United States). The Acquiring Fund is also permitted to invest a significant amount of its total assets at the time of purchase in securities issued by companies domiciled in emerging and frontier markets, which are those countries currently included in the Morgan Stanley Capital International (MSCI) EFM (Emerging + Frontier Markets) Index, including the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America and Africa (under normal market conditions we expect to invest between 5% to 50% in securities domiciled in emerging and frontier markets). Securities issued by foreign companies incorporated outside the United States whose securities are principally traded in the United States are not defined as “foreign companies” and are not subject to this limitation. Accordingly, to qualify as a foreign company under the above limitations, the company must be incorporated outside the United States and its securities principally traded in a foreign jurisdiction.

As a principal investment strategy, the Target Fund is permitted to invest in early stage companies, initial public offerings, and fixed income securities of any maturity, including those that are less than investment grade known as “junk bonds.” The Acquiring Fund, however, is permitted to invest in investment grade fixed-income securities, early stage companies and IPOs but not as a principal investment strategy. The Acquiring Fund is not permitted to invest in “junk bonds.”

Beginning October 2017, the Funds share the same portfolio manager. Although the Funds have material differences in their investment strategies, the portfolio manager of the Funds employs a similar valuation analysis to evaluate potential investment opportunities for the Funds which emphasizes company fundamentals (such as, price-to-sales, price-to-book, price-to-earnings, price/earnings-to-growth ratios and discounted cash flow models) as well as considers other economic and market factors. Further, both Funds have generally acquired larger capitalization companies. In this regard, the Acquiring Fund is permitted to invest in companies of any size but is expected to invest a significant portion of the Fund’s assets in U.S. and foreign companies with a market capitalization of over US $5 billion at the time of purchase. The Target Fund also is permitted to invest in the equity securities of U.S. companies with a market capitalization of at least $100 million at the time of purchase, and the Target Fund has historically been invested in securities of over US $5 billion, similar to the Acquiring Fund. For comparison, as of June 30, 2018 the Target Fund invested 88% of its assets in securities of U.S. companies with a market capitalization of over US $5 billion and the Acquiring Fund invested 85% of its assets in securities of U.S. and foreign companies with a market capitalization of over US $5 billion. As of June 30, 2018, eighteen of the twenty larger cap U.S. companies held by the Target Fund (approximately 70% of the Target Fund’s portfolio) were also held by the Acquiring Fund.

A more detailed comparison of the principal investment strategies of the Funds is contained in the Proxy Statement/Prospectus. Please see the section entitled “Comparison of the Funds – Investment Objectives” and “Comparison of Funds – Principal Investment Strategies” for additional information.

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Q.          Will the portfolio of the Target Fund be repositioned as a result of the Reorganization?

A.          Yes. The Target Fund’s portfolio will be repositioned in connection with the Reorganization. The companies currently held in the Target Fund that are not also held in the Acquiring Fund (approximately 6% of the value of the Target Fund) will be sold prior to the Reorganization. In addition, the short positions in the Target Fund will be closed (approximately 22% of the value of the Target Fund) prior to the Reorganization. The total estimated expenses of the Reorganization of the Target Fund are $394,000 which includes, among other things, the legal, audit and proxy solicitation fees of approximately $338,000, and brokerage costs. Brokerage costs are the only transaction cost associated with the repositioning of the Target Fund, which are estimated at approximately $56,000 (0.09% of the Target Fund’s net assets) assuming it had occurred as of March 31, 2018. The Advisor and the Target Fund have agreed to split evenly the costs of the Reorganization, subject to contractual expense caps. Accordingly, based on these estimates, approximately $197,000 of these costs are expected to be paid by the Target Fund and approximately $197,000 will be paid by the Advisor. These are estimates and actual amounts may vary. There are some foreign securities that cannot be purchased until the Reorganization is complete. The Acquiring Fund and indirectly its shareholders (including former shareholders of the Target Fund who hold shares in the Acquiring Fund) are estimated to incur approximately $20,000 in brokerage commissions related to the acquisition of portfolio securities from cash received in the Reorganization. To the extent that the Target Fund’s expenses, including Reorganization expenses, exceed the Fund’s current expense cap, the Advisor will pay more of the Reorganization expenses as necessary to keep each Fund’s share classes operating within their respective expense cap.

Q.          How do the principal risks of the Target Fund and the Acquiring Fund compare?

A.          As both Funds invest in equity securities through long positions, both Funds are subject to market risk that the price of securities will decline. As a result of the differences in the principal investment strategies of the Funds, however, certain principal risks of the Funds are also materially different. As noted, the Target Fund as a long/short fund engages in short sales as a principal investment strategy and therefore is subject to risks associated with short sales, including experiencing losses if the market price of the security increases, reducing the returns of the Target Fund compared to if the Fund held only long positions, increasing the Target Fund’s liquidity risk and exposing the Target Fund to the risk that the third party will not honor its contract terms. Unlike the Target Fund, the Acquiring Fund does not employ a short sale strategy as a principal investment strategy and therefore does not have the related principal risk.

Unlike the Target Fund which invests primarily in the equity securities of domestic companies, the Acquiring Fund may invest a significant portion of its total assets in foreign securities, including in equity securities of companies domiciled in emerging and frontier markets. The Acquiring Fund is therefore exposed to risks associated with investing in foreign securities, including, among other things, more volatility; less

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liquidity; different regulatory, accounting and auditing standards; less publicly available information; fluctuations in currency exchange rates; and restrictions on repatriating investments or income and such risks can be further increased for emerging and frontier markets.

The Target Fund is also subject to certain additional principal risks related to investment strategies that are its principal investment strategies but are not principal investment strategies of the Acquiring Fund (including investments in initial public offerings, fixed-income securities including those that are less than investment grade, and early stage companies). A more detailed comparison of the principal risks of the Funds is contained in Proxy Statement/Prospectus. Please see the section entitled “ Risk Factors” for additional information.

Q.          Do the Target Fund and the Acquiring Fund have different fundamental and non-fundamental investment restrictions?

A.          The Target Fund and the Acquired Fund are both part of the Wasatch Funds Trust, and the Trust has adopted the same stated fundamental and non-fundamental investment restrictions for both Funds, subject to certain exceptions. In particular, the Acquiring Fund has a fundamental investment restriction, in general terms, prohibiting it from investing more that 5% of its total assets in any one issuer or holding more than 10% of the outstanding voting securities of such issuer except that up to 25% of the Acquiring Fund’s total assets may be invested without regard to such limitations, and various U.S. government, agency and instrumentality obligations or repurchase agreements secured by such obligations are also excluded from such limitations. The Target Fund does not have such a fundamental restriction. In addition, the Acquiring Fund has adopted the following two non-fundamental investment restrictions that the Acquiring Fund will not (a) make investments for the purpose of exercising control or management and (b) invest more than 10% of its total assets (taken at market value at the time of each investment) in Special Situations (i.e., companies in the process of reorganization or buy-out). The Target Fund has not adopted such non-fundamental investment restrictions. Further, the non-fundamental investment policies of the Funds may be changed upon Board approval without shareholder approval. See the section of the Proxy/Statement Prospectus entitled “Comparison of the Funds” for additional information regarding the Funds’ fundamental and non-fundamental investment restrictions.

Q.          How do the investment performance of the Acquiring Fund and the Target Fund compare?

A.          The Acquiring Fund formerly had been a large cap value fund investing primarily in the equity securities of domestic companies with a market capitalization of $5 billion at time of purchase and as of February 2017, the Acquiring Fund increased its ability to invest up to 20% of its total assets in the securities issued by foreign companies in developed or emerging markets. The Fund sought to further expand its foreign investment exposure becoming a global value fund as of October 31, 2017. Accordingly, the performance information prior to such date would be for the prior investment strategy and would not reflect the current investment strategy. In comparing

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past performance, the Investor Class shares of the Acquiring Fund outperformed the Investor Class shares of the Target Fund for the one-, three-, five- and ten-year periods ended December 31, 2017. Furthermore, based on the Investor Class shares for the calendar years from 2008 through 2017, the Acquiring Fund outperformed the Target Fund in six of those ten calendar years. Although the inception dates of the Institutional Class shares of the Global Value Fund and Long/Short Fund was January 31, 2012 and December 13, 2012, respectively, the performance of the Institutional Class of a Fund was similar to that of its Investor Class as the classes are invested in the same portfolio of securities and differences in performance between the classes would be principally attributed to differences in expenses. However, you should be aware that the usefulness of the comparisons of the performance may be limited given that the performance history of the Acquiring Fund does not reflect the recent changes to its principal investment strategies.

Q.          How will the Reorganization impact fees and expenses?

A.          Based on the unaudited annualized expenses as of March 31, 2018, the total gross and net annual operating expenses are expected to decrease for the shareholders of both classes of the Target Fund following the Reorganization. In this regard, the management fee will be reduced from 1.10% for the Target Fund to 0.90% for the combined Acquiring Fund for both classes. The total gross annual fund operating expenses of the Investor Class and Institutional Class shares of the Target Fund of 1.91% and 1.77%, respectively, are estimated to be reduced to 1.20% and 1.13%, respectively, based on the pro forma gross expenses of the combined fund as a result of the proposed Reorganization. The net annual fund operating expenses of the Investor Class and Institutional Class shares of the Target Fund of 1.86% and 1.36%, respectively, are estimated to be reduced to 1.10% and 0.95%, respectively, based on the pro forma net expenses of the combined fund as a result of the proposed Reorganization. Pro forma amounts are estimated and actual operating expenses may vary.

In addition, the total annual fund operating expenses after waivers is based on a contractual expense limitation agreement pursuant to which the Advisor has contractually agreed to waive fees and/or reimburse expenses of the Target Fund and the Acquiring Fund so that total annual operating expenses of each class of the respective Fund do not exceed certain levels (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment-related costs, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business). The expense limitation on both classes of the Acquiring Fund is lower than the expense limitation on the corresponding class of the Target Fund, and the contractual expense agreement of the Acquiring Fund will remain in effect through January 31, 2020 compared to January 31, 2019 for the Target Fund. If the expense cap of the Acquiring Fund is not renewed after January 31, 2020, the total annual fund operating expenses after waivers of the Acquiring Fund could increase depending upon, among other things, the size of the Acquiring Fund at that time.

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Under the expense limitation agreement of both Funds, the Advisor may recoup certain amounts previously paid. In this regard, to calculate the required waiver or reimbursement, the Advisor will waive or reimburse expenses each day that the amount of the annualized operating expenses of a class exceeds its expense limit; however, the Advisor may be reimbursed such amounts on any day during the fiscal year the annualized expenses of a class are below its expense limit to the extent the reimbursement does not cause the class’s expenses to exceed the expense cap. The Fund may only make repayments to the Advisor if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. Regardless of the ability to recoup expenses under the terms of the current expense limitation agreement, the Advisor has agreed that it will not attempt to recoup any Reorganization expenses from the Target Fund.

See the section entitled “Comparison of the Funds – Fees and Expenses” in the Proxy Statement/Prospectus for additional information.

Q.          Why does the Board recommend the Reorganization?

A.          The Board of Trustees, including the Independent Trustees, approved the Reorganization. The Board concluded that the Reorganization was in the best interests of the Target Fund and the Acquiring Fund and their respective shareholders, and further that the interests of existing shareholders of each Fund would not be diluted as a result of the Reorganization. The Board considered various factors in evaluating the Reorganization and reaching its conclusion, with no single factor identified as all-important or controlling, including, among other things:

•	the compatibility of the Funds’ investment objectives, principal investments strategies and related risks;

•	the consistency of portfolio management;

•	the Funds’ relative sizes;

•	the relative fees and expense ratios of the Funds, including the contractual expense caps on the combined fund’s expenses for both share classes;

•	the anticipated federal income tax-free nature of the Reorganization;

•	the expected costs of the Reorganization and the extent to which the Funds would bear any such costs;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of the shareholders;

•	the effect of the Reorganization on shareholder rights;

•	alternatives to the Reorganization, and

•	any potential benefits of the Reorganization to the Advisor and its affiliates as a result of the Reorganization.

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For a more complete discussion of the Board’s considerations, please see the section entitled “Approval of the Proposed Reorganization by the Board of Trustees” in the Proxy Statement/Prospectus.

Q.          Will the Reorganization create a taxable event for me?

A.          No. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization. Prior to the closing of the Reorganization, the Target Fund expects to distribute all of its net investment income and net capital gains, if any. The Target Fund is not expected to have any capital gain distributions as a direct result of the Reorganization. All or a portion of such a distribution may be taxable to Target Fund shareholders and will generally be taxed as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account). The tax character of such distributions will be the same regardless of whether they are paid in cash or reinvested in additional shares. In addition, the Target Fund may recognize gains or losses as a result of portfolio sales and closing of short positions effected prior to the Reorganization, including sales anticipated in connection with the repositioning described above. Such gains or losses may increase or decrease the net capital gains or net investment income to be distributed by the Target Fund to its shareholders, and may increase or decrease the Target Fund’s capital loss carryforwards. The Target Fund is expected to have significant short-term and long-term losses to be carried forward, subject to IRS limitations and expiration (“loss carryforwards”).

Q.          Who will bear the costs of the Reorganization?

A.          The costs of the Reorganization incurred by the Target Fund will be split equally between the Advisor and Target Fund, subject to the contractual expense cap limitations. The total estimated expenses of the Reorganization of the Target Fund are $394,000 which includes, among other things, the legal, audit and proxy solicitation fees of approximately $338,000, and brokerage costs. Brokerage costs are the only transaction cost associated with the repositioning of the Target Fund, which are estimated at approximately $56,000 (0.09% of the Target Fund’s net assets) assuming it had occurred as of March 31, 2018. These are estimates and actual amounts may vary. Amounts charged to the Target Fund will generally be allocated between its share classes based on the relative net assets of the share classes, except that each class separately bears expenses related specifically to that class. To the extent that the Target Fund’s expenses, (including any Reorganization expenses for which the Target Fund is responsible), exceed the Fund’s current contractual expense cap on the respective share class, the Advisor also will waive and/or reimburse the Target Fund’s expenses (including the portion of the Reorganization expenses allocated to the Target Fund) to the extent necessary for the Fund’s share classes to operate within their respective cap. Regardless of the ability to recoup expenses under the terms of the current expense limitation agreement, the Advisor has agreed that it will not seek to recoup any Reorganization expenses.

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In addition, the Acquiring Fund and indirectly its shareholders (including former shareholders of the Target Fund who hold shares in the Acquiring Fund ) also are estimated to incur approximately $20,000 in brokerage commission related to the acquisition of portfolio securities from cash received in the Reorganization.

If the Reorganization is not approved or completed, the Advisor will pay all expenses associated with the Reorganization. See the section entitled “The Proposed Reorganization—Reorganization Expenses” in the Proxy Statement/Prospectus for additional information.

Q.          What is the timetable for the Reorganization?

A.          If approved by the Target Fund’s shareholders at the special meeting of shareholders on August 30, 2018, the Reorganization of the Target Fund is expected to occur at the close of business on September 7, 2018 or as soon as practicable thereafter.

Q.          What happens if shareholders do not approve the Reorganization?

A.          If the Reorganization is not approved, the Board of Trustees will take such action as it deems to be in the best interests of the Target Fund, including continuing to operate the Target Fund as a stand-alone Fund, liquidating the Target Fund, or other options the Board of Trustees may consider.

General

Q.          Whom do I call if I have questions?

A.          If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call AST Fund Solutions, the proxy solicitor hired by the Target Fund, at (800) 628-8532 weekdays during its business hours of 9:00 a.m. to 10:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.          How do I vote my shares?

A.          You may vote in person, by mail, by telephone or over the Internet:

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To vote in person, please attend the special meeting of shareholders and bring your photographic identification. If you hold your Target Fund shares through a bank, broker or other nominee, you must also bring satisfactory proof of ownership of those shares and a “legal proxy” from the nominee.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

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Q.          Will anyone contact me?

A.          You may receive a call from AST Fund Solutions, the proxy solicitor hired by the Target Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Q.          How does the Board of Trustees suggest that I vote?

A.          After careful consideration, the Board has agreed unanimously that the proposed Reorganization is in the best interests of the Target Fund and recommends that you vote “FOR” the proposal. If shareholders do not approve the Reorganization, the Board of Trustees will take such action as it deems to be in the best interests of the Target Fund, including continuing to operate the Fund as a stand-alone fund, liquidating the Fund, or such other options the Board of Trustees may consider.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its shareholder meeting or the vote on the issue, and your Fund will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

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WASATCH FUNDS TRUST

July 27, 2018

Dear Shareholders:

We are pleased to invite you to the special meeting of shareholders of Wasatch Long/Short Fund (the “Target Fund”) (the “Special Meeting”). The Special Meeting is scheduled for August 30, 2018, at 10:00 a.m. Mountain time, at the offices of Wasatch Advisors, Inc. at 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84018. At the Special Meeting, you will be asked to consider the reorganization of your fund into Wasatch Global Value Fund (formerly Wasatch Large Cap Value Fund) (the “Acquiring Fund” and together with the Target Fund, the “Funds” and each a “Fund”) (the “Reorganization”). It is important for you to recognize that the Acquiring Fund and the Target Fund have materially different investment strategies.

The Target Fund’s investment objective is capital appreciation, whereas the Acquiring Fund’s investment objective is capital appreciation and income. The Target Fund is a long/short fund that pursues its investment objective by primarily investing in equity securities of domestic companies through long and short positions, which means that when the Target Fund takes a long position, it purchases the security outright in hope that the price will rise, and when it takes a short position, it sells a security that it does not own in hope that the price will fall and the Fund can repurchase such security at a lower price. The use of both long and short positions allows the investment advisor to invest based on both its positive and negative views of individual stocks. Unlike the Target Fund, the Acquiring Fund does not engage in short sales as a principal investment strategy. While both Funds invest primarily in equity securities, the Acquiring Fund is a global value fund that invests primarily in equity securities of domestic and foreign securities (including companies domiciled in emerging and frontier markets) through a long only portfolio. As the Target Fund invests primarily in the equity securities of domestic companies, the Target Fund has limited exposure to foreign securities.

While there are differences in the investment objectives and strategies of the Funds, Wasatch Advisors, Inc. (the “Advisor”), each Fund’s investment adviser, has proposed the Reorganization due to, among other things, the limited growth prospects and economic infeasibility of the Target Fund over the long term, the similar analysis used by the portfolio manager to evaluate potential investments for both Funds despite the differing investment strategies, the overlap of portfolio holdings, the lower contractual management fee and estimated lower gross and net expense ratios (before and after fee waivers) of the combined fund for both share classes following the Reorganization, the lower contractual expense cap of the combined fund for both classes, and the tax consequences to shareholders if the Target Fund was liquidated compared to the anticipated tax-free nature of the Reorganization. Given the foregoing, the Advisor and Board of Trustees believe that it would be in the best interests of the Target Fund shareholders to reorganize the Target Fund into the Acquiring Fund and recommend that you vote “FOR” the Reorganization.

Please review the attached Proxy Statement/Prospectus which provides more information about the proposal.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Special Meeting in person and you are a record holder of the Target Fund’s shares, in order to gain admission, you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your shares through a bank, broker or other nominee, in order to gain admission, you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Target Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

We appreciate your continued support and confidence in Wasatch and our family of funds.

Very truly yours,

Eric S. Bergeson

President

JULY 27, 2018

WASATCH LONG/SHORT FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 30, 2018

To the Shareholders:

Notice is hereby given that a special meeting of shareholders of Wasatch Long/Short Fund (the “Target Fund”), a series of Wasatch Funds Trust (the “Trust”), a Massachusetts business trust, will be held at the offices of Wasatch Advisors, Inc. at 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84018, on August 30, 2018 at 10:00 a.m., Mountain time (the “Special Meeting”), for the purposes described below.

1.

To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of the Target Fund to Wasatch Global Value Fund (formerly Wasatch Large Cap Value Fund) (the “Acquiring Fund”) in exchange solely for Investor Class and Institutional Class shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of Investor Class and Institutional Class shares of the Acquiring Fund to the shareholders of Investor Class and Institutional Class shares of the Target Fund, respectively, in complete liquidation and termination of the Target Fund (the “Reorganization”).

2.	To transact such other business as may properly come before the Special Meeting.

Only shareholders of record as of the close of business on June 30, 2018 are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Special Meeting in person and you are a record holder of the Target Fund’s shares, in order to gain admission, you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your shares through a bank, broker or other nominee, in order to gain admission, you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Target Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

Eric S. Bergeson President

PROXY STATEMENT/PROSPECTUS

DATED JULY 30, 2018

Relating to the Acquisition of the Assets and Liabilities of

WASATCH LONG/SHORT FUND

By

WASATCH GLOBAL VALUE FUND

This Proxy Statement/Prospectus is being furnished to shareholders of Wasatch Long/Short Fund (the “Target Fund”), a series of Wasatch Funds Trust, a Massachusetts business trust (the “Trust”), and an open-end investment company registered under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), and relates to the special meeting of shareholders of the Target Fund to be held at the offices of Wasatch Advisors, Inc. at 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84018, on August 30, 2018 at 10:00 a.m., Mountain time and at any and all adjournments and postponements thereof (the “Special Meeting”). This Proxy Statement/Prospectus is provided in connection with the solicitation by the Board of Trustees of the Trust (the “Board of Trustees” or the “Trustees”) of proxies to be voted at the Special Meeting. The purpose of the Special Meeting is to allow the shareholders of the Target Fund to consider and vote on the proposed reorganization (the “Reorganization”) of the Target Fund into Wasatch Global Value Fund (formerly Wasatch Large Cap Value Fund) (the “Acquiring Fund”), also a series of the Trust. The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds” and individually as a “Fund.”

If shareholders approve the Reorganization of the Target Fund and the Reorganization is completed, each Target Fund shareholder will receive shares of the Acquiring Fund in an amount equal in total value to the total value of the Target Fund shares surrendered by such shareholder. Shareholders of Investor Class shares of the Target Fund will receive Investor Class shares of the Acquiring Fund. Shareholders of Institutional Class shares of the Target Fund will receive Institutional Class shares of the Acquiring Fund. The Board of Trustees has determined that the Reorganization of the Target Fund is in the best interests of the Target Fund. The address, principal executive office and telephone number of the Funds and the Trust is 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108, (800) 551-1700.

The enclosed proxy and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Fund on or about July 30, 2018. Shareholders of record as of the close of business on June 30, 2018 are entitled to vote at the Special Meeting.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this Proxy Statement/ Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Proxy Statement/Prospectus concisely sets forth the information shareholders of the Target Fund should know before voting on the Reorganization (in effect, investing in Investor Class and Institutional Class shares of the Acquiring Fund, as applicable) and constitutes an offering of Investor Class and Institutional Class shares of beneficial interest of the Acquiring Fund. Please read it carefully and retain it for future reference.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Proxy Statement/Prospectus by reference:

(i)	the Acquiring Fund’s Prospectus for Investor Class shares dated January 31, 2018, only insofar as it relates to the Acquiring Fund (File Nos. 033- 10451 and 811-04920); and

(ii)	the Acquiring Fund’s Prospectus for Institutional Class shares dated January 31, 2018, only insofar as it relates to the Acquiring Fund (File Nos. 033- 10451 and 811-04920); and

(iii)

the audited financial statements contained in the Acquiring Fund’s Annual Report, only insofar as they relate to the Acquiring Fund, for the fiscal year ended September 30, 2017 (File No. 811-04920); and

(iv)	the financial statements contained in the Acquiring Fund’s Semi-Annual Report, only insofar as they relate to the Acquiring Fund, for the six months ended March 31, 2018 (File No. 811-04920).

The following documents contain additional information about the Funds and have been filed with the SEC and are incorporated into this Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the Reorganization, dated July 27, 2018 (the “Proxy Statement/Prospectus SAI”); and

(ii)	the Target Fund’s Prospectus for Investor Class shares dated January 31, 2018, only insofar as it relates to the Target Fund (File Nos. 33- 10451 and 811-04920); and

(iii)	the Target Fund’s Prospectus for Institutional Class shares dated January 31, 2018, only insofar as it relates to the Target Fund (File Nos. 33-10451 and 811-04920); and

(iv)	the audited financial statements contained in the Funds’ Annual Report, only insofar as they relate to the Funds, for the fiscal year ended September 30, 2017 (File No. 811-04920); and

(v)	the financial statements contained in the Funds’ Semi-Annual Report, only insofar as they relate to the Funds, for the six months ended March 31, 2018 (File No. 811-04920); and

(vi)	the Target Fund’s Statement of Additional Information for Investor Class shares dated January 31, 2018, only insofar as it relates to the Target Fund (File Nos. 033- 10451 and 811-04920); and

(vii)	the Acquiring Fund’s Statement of Additional Information for Investor Class shares dated January 31, 2018, only insofar as it relates to the Acquiring Fund (File Nos. 033- 10451 and 811-04920); and

(viii)	the Target Fund’s Statement of Additional Information for Institutional Class shares dated January 31, 2018, only insofar as it relates to the Target Fund (File Nos. 033- 10451 and 811-04920); and

(ix)	the Acquiring Fund’s Statement of Additional Information for Institutional Class shares dated January 31, 2018, only insofar as it relates to the Acquiring Fund (File Nos. 033- 10451 and 811-04920).

No other parts of the Funds’ Annual Report or Semi-Annual Report are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling or writing the Funds at (800) 551-1700 or by writing to Wasatch Funds, P.O. Box 2172, Milwaukee WI 53201. If you wish to request the Proxy Statement/Prospectus SAI, please ask for the “Proxy Statement/Prospectus SAI.” In addition, the Acquiring Fund will furnish, without charge, a copy of its most recent annual report to a shareholder upon request. Any such request should be directed to the Acquiring Fund at the telephone number or address shown above.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Trust (including the Registration Statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement/ Prospectus is a part) may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s Northeast Regional Office (3 World Financial Center, New York, New York 10281) or Midwest Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the Public Reference Room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

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REORGANIZATION OF THE TARGET FUND INTO THE ACQUIRING FUND

Synopsis

The following is a summary of, and should be read in conjunction with, the more complete information contained in this Proxy Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the form of Agreement and Plan of Reorganization.

As discussed more fully below and elsewhere in this Proxy Statement/Prospectus, the Board of Trustees is recommending that shareholders approve the Reorganization of the Wasatch Long/Short Fund (the Target Fund) into the Wasatch Global Value Fund (the Acquiring Fund). The Board of Trustees believes the proposed Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Reorganization is intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986. If shareholders of the Target Fund approve the Reorganization and it is completed, the Target Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of the Target Fund.

Shareholders should read the entire Proxy Statement/Prospectus carefully together with the Acquiring Fund’s Prospectus that accompanies this Proxy Statement/Prospectus, which is incorporated herein by reference. Shareholders should read carefully and understand that the Target Fund and the Acquiring Fund have materially different investment strategies and objectives. See the section entitled “Comparison of the Funds” below for a comparison of investment policies, fees and expenses, and other matters. This Proxy Statement/Prospectus constitutes an offering of Investor Class and Institutional Class shares of the Acquiring Fund.

Background

Wasatch Advisors, Inc. (“Wasatch” or the “Advisor”) serves as the investment adviser to each of the Funds. After considering the costs associated with the continued operation of the Target Fund, its relative poor performance and its limited future growth prospects and economic infeasibility over the long term given the costs of continued operation and its likely inability to attract assets in the foreseeable future, the Advisor has proposed the Reorganization of the Target Fund into the Acquiring Fund. Although the investment objectives and strategies are materially different between the Target Fund and the Acquiring Fund, the Advisor has proposed the Reorganization with the Acquiring Fund due, in part, to the similar valuation process used by the Advisor to evaluate potential investments for the Funds despite the differing investment strategies; the overlap of portfolio holdings between the Funds; the relative performance of the Acquiring Fund compared to the Target Fund; the lower contractual management fee and estimated lower gross and net expense ratio (before and after fee waivers) of the combined fund for both share classes, the lower contractual expense cap of the Acquiring Fund which would be in effect through January 31, 2020 and the anticipated federal income tax-free nature of the Reorganization compared to a taxable event for shareholders if the Target Fund was liquidated.

The Reorganization

This Proxy Statement/Prospectus is being furnished to shareholders of the Target Fund in connection with the proposed combination of the Target Fund into the Acquiring Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization entered into by (i) Wasatch Funds Trust (the “Trust”), on behalf of each Fund, and (ii) the Advisor (the “Agreement”).

The Agreement provides for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Investor Class and Institutional Class shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of Investor Class and Institutional Class shares of the Acquiring Fund to the shareholders of Investor Class and Institutional Class shares of the Target Fund, respectively, in complete liquidation and termination of the Target Fund.

If shareholders of the Target Fund approve the Reorganization and it is completed, Target Fund shareholders will become shareholders of the Acquiring Fund. The Board of Trustees has determined that the Reorganization is in the best interests of the Target Fund and that the interests of existing Target Fund shareholders would not be diluted as a result of the Reorganization. The Board of Trustees unanimously approved the Reorganization and the Agreement at a meeting held on November 7-8, 2017 (the “November Meeting”). The Board of Trustees recommends a vote “FOR” the Reorganization.

The costs of the Reorganization of the Target Fund will be split equally between the Advisor and Target Fund, subject to the contractual expense cap limitations. The total estimated expenses of the Reorganization are $394,000 which includes, among other things, the legal, audit and proxy solicitation fees of approximately $338,000, and brokerage costs. Brokerage costs are the only transaction cost associated with the repositioning of the Target Fund, which are estimated at approximately $56,000 (0.09% of the Target Fund’s net assets) assuming it had occurred as of March 31, 2018. These amounts are estimated and actual amounts may vary. Amounts charged to the Target Fund generally will be allocated between its share classes based on the relative net assets of the share classes, except that each class separately bears expenses related specifically to the class. To the extent that the Target Fund’s expenses (including any Reorganization expenses for which the Target Fund is responsible), exceed the Fund’s current contractual expense cap on the respective share class, the Advisor will waive and/or reimburse the Target Fund’s expenses (including the portion of the Reorganization expenses allocated to the Target Fund) to the extent necessary for the Fund’s share classes to operate within their contractual expense cap. Regardless of the ability to recoup expenses under the terms of the current expense limitation agreement, the Advisor has agreed that it will not seek to recoup any Reorganization expenses. Based on current expense levels, it is anticipated that the Advisor will absorb a significant portion of the Reorganization expenses charged to the Target Fund. In addition, the Acquiring Fund and indirectly its shareholders (including former shareholders of the Target Fund who hold shares in the Acquiring Fund) are estimated to incur approximately $20,000 in brokerage commission related to the acquisition of portfolio securities from cash received in the Reorganization. If the Reorganization is not approved or not completed, the Advisor will pay all expenses associated with the Reorganization.

The Board of Trustees is asking shareholders of the Target Fund to approve the Reorganization at the Special Meeting to be held on August 30, 2018. Approval of the Reorganization requires the affirmative vote of the holders of a majority of the total number of the Target Fund’s shares outstanding and entitled to vote. This means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (2) more than 50% of the outstanding voting securities, whichever is less. See “Voting Information and Requirements” below.

If shareholders of the Target Fund approve the Reorganization, it is expected that the Reorganization will occur at the close of business on September 7, 2018 or such other date as agreed to by the parties (the “Closing Date”). If the Reorganization is not approved, the Board of Trustees will take such action as it deems to be in the best interests of the Target Fund, including continuing to operate the Target Fund as a stand-alone Fund, liquidating the Target Fund, or other options the Board of Trustees may consider. The Closing Date may be delayed and the Reorganization may be abandoned at any time by the mutual agreement of the parties. In addition, either Fund may at its option terminate the Agreement at or before the closing due to (i) a breach by any other party of any representation, warranty or agreement contained in the Agreement to be performed at or before the closing, if not cured within 30 days of notification to the breaching party and prior to the closing, (ii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met or (iii) a determination by the Board of Trustees that the consummation of the transactions contemplated by the Agreement is not in the best interests of such Fund.

Comparison of Investment Objectives and Investment Policies

The Target Fund’s investment objective is capital appreciation. The Acquiring Fund’s investment objectives are to seek capital appreciation and income. The investment objective of each Fund may be changed without shareholder approval upon at least 60 days advance notice to shareholders of the applicable Fund.

Although both Funds invest primarily in equity securities, there are certain material differences in their investment strategies. The Target Fund pursues its investment objective by primarily investing in equity securities of domestic companies, maintaining long equity and short equity positions, whereas the Acquiring Fund pursues its investment objectives by primarily investing in equity securities of foreign and domestic companies through a long only portfolio. When evaluating a potential long or short investment for the Target Fund or a potential investment for the Acquiring Fund, the portfolio manager uses a comprehensive valuation analysis with particular emphasis on company fundamentals (such as, price-to-sales, price-to-book, price-to-earnings and price/earnings-to-growth ratios and discounted cash flow models) as well as considers other economic and market factors which is intended to establish a range for fair valuation or intrinsic company value for the potential investment. The portfolio manager of the Target Fund and the Acquiring Fund, however, may consider additional factors in determining an investment’s valuation as described in further detail in the section entitled “Comparison of the Funds –Principal Investment Strategies” of the Proxy Statement/Prospectus.

In pursuit of its investment objectives, under normal conditions, the Acquiring Fund will invest its net assets primarily in the equity securities of foreign and domestic companies of all market capitalizations. The Acquiring Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. The Acquiring Fund will invest a significant portion of its total assets in securities of companies domiciled in foreign countries (under normal market conditions, at least 40% of its assets will be invested outside the United States, or if conditions are not favorable, 30% of its will be invested outside the United States). The Acquiring Fund is also permitted to invest a significant amount of its total assets at the time of purchase in securities issued by companies domiciled in emerging and frontier markets, which are those countries currently included in the Morgan Stanley Capital International (MSCI) EFM (Emerging + Frontier Markets) Index, including the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America and Africa (under normal market conditions we expect to invest between 5% to 50% in securities domiciled in emerging and frontier markets). Securities issued by foreign companies incorporated outside the U.S. whose securities are principally traded in the United States are not defined as “foreign companies” and therefore are not subject to this limitation. Accordingly, to qualify as a foreign company under the above limitations, the company must be incorporated outside of the United States and its securities principally traded in a foreign jurisdiction. Although the Target Fund is permitted to invest in foreign securities, it is not a principal investment strategy of the Fund and therefore the Acquiring Fund has additional risks associated with its investments in foreign securities, including emerging and frontier markets.

With respect to the Target Fund, the Target Fund invests primarily in equity securities by maintaining long equity and short equity positions. Under normal market conditions, the Target Fund invests its assets in the equity securities of companies with market capitalizations of at least $100 million at the time of purchase that the Advisor has identified as being undervalued (long equity positions) and sell those securities (short equity positions) that the Advisor has identified as being overvalued. The Fund is permitted at any time have either a net long exposure or a net short exposure to the equity markets. The Target Fund is not managed to maintain either net long or net short market exposures. Although the Acquiring Fund may make short sales of securities, it is not a principal investment strategy of the Fund. Accordingly, the Target Fund will be subject to certain additional risks associated with its use of short sales. In addition, the Target Fund seeks to achieve a higher risk-adjusted return with lower volatility compared to equity markets in general (as represented by the S&P 500 Index). The Acquiring Fund does not have a similar mandate.

While the Target Fund and the Acquiring Fund have materially different investment strategies, they have both been invested in securities of relatively large capitalization companies. The Target Fund also is permitted to invest in the equity securities of U.S. companies with a market capitalization of at least $100 million at the time of purchase, and the Target Fund has historically been invested in securities of over US $5 billion, similar to the Acquiring Fund. For comparison, as of June 30, 2018 the Target Fund invested 88% of its assets in securities of U.S. companies with a market capitalization of over US $5 billion and the Acquiring Fund invested 85% of its assets in securities of U.S. and foreign companies with a market capitalization of over US $5 billion. As of June 30, 2018, eighteen of the twenty larger cap U.S. companies held by the Target Fund (approximately 70% of the Target Fund’s portfolio) were also held by the Acquiring Fund.

As a principal investment strategy, the Target Fund also is permitted to invest in early stage companies, initial public offerings (“IPOs”), and fixed income securities of any maturity, including those that are less than investment grade. The Acquiring Fund, however, may invest in investment grade fixed-income securities, early stage companies and IPOs but not as a principal investment strategy. Both Funds are also permitted to invest a large percentage of their assets in a few sectors.

Although the Funds have some similar principal risks as a result of their exposure to equity securities, the principal risks of investing in each of the Funds have some significant differences due to the differences in principal strategies. In particular, the Target Fund is subject to short sales and market direction risks associated with its short sale strategy; interest rate risk, credit risk and non-investment grade risk associated with its ability to invest in fixed-income securities as a principal investment strategy; as well as smaller company stock risk, early stage company risk and initial public offering risk all of which are not principal risks of the Acquiring Fund. Similarly, the Acquiring Fund is subject to the principal risks associated with investing in foreign securities, including emerging market and frontier market risks, but these are not principal risks of the Target Fund. See the section of the Proxy Statement/Prospectus entitled “Risk Factors” for a comparison of and additional information regarding each Fund’s principal investment risks and “Comparison of the Funds” for additional information regarding the Funds’ investment strategies.

Relative Investment Performance

The Acquiring Fund formerly had been a large cap value fund investing primarily in the equity securities of domestic companies with a market capitalization of $5 billion at time of purchase and as of February 2017, the Acquiring Fund increased its ability to invest up to 20% of its total assets in the securities issued by foreign companies in developed or emerging markets. The Fund sought to further expand its foreign investment exposure becoming a global value fund as of October 31, 2017. Accordingly, the performance information prior to such date would be for the prior investment strategy and would not reflect the current investment strategy. In reviewing performance, the Investor Class shares of the Acquiring Fund outperformed the Investor Class shares of the Target Fund for the one-, three-, five- and ten-year periods ended December 31,

2017. Furthermore, based on the Investor Class shares for the calendar years from 2008 through 2017, the Acquiring Fund outperformed the Target Fund in six of those ten calendar years. Although the inception dates of the Institutional Class shares of the Global Value Fund and Long/Short Fund was January 31, 2012 and December 13, 2012, respectively, the performance of the Institutional Class was similar to that of the Investor Class as the classes are invested in the same portfolio of securities and differences in performance between the classes would be principally attributed to differences in expenses. However, the usefulness of the comparisons of the performance may be limited given the performance history of the Acquiring Fund does not reflect the recent changes to its principal investment strategies.

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

The Funds have identical procedures for purchasing, exchanging and redeeming shares for each corresponding share class. The Target Fund and the Acquiring Fund each offer two classes of shares: Investor Class and Institutional Class shares. The corresponding classes of each Fund have the same investment eligibility criteria. The Target Fund normally declares and pays dividends from net investment income, if any, annually. The Acquiring Fund normally declares and pays dividends from net investment income, if any, quarterly. For each Fund, any net capital gains are normally distributed at least once a year. See “Comparison of the Funds—Distribution, Purchase, Redemption, Exchange of Shares and Dividends” below for a more detailed discussion.

Material Federal Income Tax Consequences of the Reorganization

As a condition to closing the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Chapman & Cutler LLP., subject to certain representations, assumptions and conditions, substantially to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither Fund will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. Prior to the Closing Date, the Target Fund will declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes.

Prior to the closing of the reorganization, the Target Fund will reposition its portfolio. For comparison, as of June 30, 2018 the Target Fund invested 88% of its assets in securities of U.S. companies with a market capitalization of over US $5 billion and the Acquiring Fund invested 85% of its assets in securities of U.S. and foreign companies with a market capitalization of over US $5 billion. As of June 30, 2018, eighteen of the twenty larger cap U.S. companies held by the Target Fund (approximately 70% of the Target Fund’s portfolio) were also held by the Acquiring Fund. The Target Fund’s portfolio will be repositioned in connection with the Reorganization. The companies currently held in the Target Fund that are not also held in the Acquiring Fund (approximately 6% of the value of the Target Fund) will be sold prior to the Reorganization. In addition, the short positions in the Target Fund will be closed (approximately 22% of the value of the Target Fund) prior to the Reorganization. If such purchases and sales had occurred as of March 31, 2018, it is estimated that such portfolio repositioning of the Target Fund would have resulted in total brokerage commissions or other transaction costs of approximately $56,000. Approximately $28,000 of these costs are expected to be paid by for the Target Fund and approximately $28,000 by the Advisor. These are estimates and actual amounts may vary. These transaction costs represent expenses of the Target Fund that will not be subject to the Target Fund’s expense cap and will be borne by the Target Fund and indirectly borne by the Target Fund’s shareholders. As of September 30, 2017, the Target Fund had unused short-term capital loss carryforwards of $26.2 million and long-term capital loss carryforwards of $127.7 million that will be used to offset any gains recognized by the Fund prior to the Reorganization. In the unlikely event that gains exceed the loss carryforwards, capital gains from such portfolio sales may result in increased distributions of net capital gain and net investment income. If such sales occurred as of March 31, 2018, the sales would not have resulted in increased distributions of net capital gain and net investment income to shareholders.

Taking into account the repositioning of the Target Fund, the Acquiring Fund is not expected to sell a material portion of the Target Fund’s assets received in the Reorganization in order to meet its investment policies and restrictions. An estimated $20,000 in brokerage commissions related to the acquisition of portfolio securities by the Acquiring Fund from cash received in the Reorganization is borne by the Acquiring Fund and indirectly by its shareholders (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Reorganization).

For a more detailed discussion of the federal income tax consequences of the Reorganization, please see “The Proposed Reorganization—Material Federal Income Tax Consequences” below.

Risk Factors

In evaluating the Reorganization, you should consider carefully the risks of the Acquiring Fund to which you will be subject if the Reorganization is approved and completed. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Because of these and other risks, you should consider an investment in the Acquiring Fund to be a long-term investment. An investment in the Acquiring Fund may not be appropriate for all shareholders. An investment in either Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For a complete description of the risks of an investment in the Acquiring Fund, see the sections in the Acquiring Fund’s Prospectus for your share class entitled “Principal Risks” and “Wasatch Funds-Additional Information about the Funds.”

Both Funds share many of the same principal risks associated with their investments in equity securities. Additionally, each Fund has principal risks unique to its principal investment strategies. The following table provides a comparison of the principal risks associated with an investment in each Fund. A description of each principal risk is also provided below.

Principal Risks	Target Fund	Acquiring Fund
Stock Market Risk	X	X
Market Direction Risk	X
Stock Selection Risk	X	X
Short Sales Risk	X
Smaller Company Stock Risk	X
Early Stage Companies Risk	X
Initial Public Offerings Risk	X
Early Stage Companies Risk	X
Value Investing Risk	X	X
Interest Rate Risk & Effective Duration	X
Credit Risk	X
Non-Investment Grade Securities Risk	X
Equity Securities Risk	X	X
Foreign Securities Risk		X
Emerging Markets Risk		X
Frontier Markets Risk		X
Portfolio Turnover Rate	X
Sector and Industry Weightings Risk	X	X
Consumer Discretionary Sector Risk	X	X
Consumer Staples Sector Risk	X	X
Energy Sector Risk	X	X
Financials Sector Risk	X	X
Health Care Sector Risk	X	X
Industrials Sector Risk	X	X
Information Technology Sector Risk	X	X
Materials Sector Risk	X	X
Real Estate Sector Risk	X	X
Telecommunications Sector Risk	X	X
Utilities Sector Risk	X	X

Principal Risk	Target Fund	Acquiring Fund	How They Compare
Stock Market Risk	The Fund’s investments may decline in value due to movements in the overall stock market.	The Fund’s investments may decline in value due to movements in the overall stock market.	Same

Principal Risk	Target Fund	Acquiring Fund	How They Compare

Market Direction Risk

Since the Fund has both a “long” and a “short” portfolio, an investment in the Fund will involve market risks associated with different investment decisions than those made for a typical “long only” stock fund. The Fund’s results will suffer both when there is a general stock market advance and the Fund holds significant “short” equity positions, or when there is a general stock market decline and the Fund holds significant “long” equity positions.

		Not a principal risk of the Acquiring Fund.	A principal risk of the Target Fund. Not a principal risk of the Acquiring Fund.

Stock Selection Risk	The Fund’s investment may decline in value even when the overall stock market is not in general decline.	The Fund’s investment may decline in value even when the overall stock market is not in general decline.	Same

Short Sales Risk

The Fund can make short sales of securities, which means it may experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced. Short sales may reduce a fund’s returns or increase volatility. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, which may result in the Fund having to buy the securities sold short at an unfavorable price to close out a short position. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss.

In a rising stock market, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. The use of short sales may also cause the Fund to have higher expenses than other funds.

		Not a principal risk of the Acquiring Fund.	A principal risk of the Target Fund. Not a principal risk of the Acquiring Fund.

Principal Risk	Target Fund	Acquiring Fund	How They Compare

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. The use of short sales in combination with long positions in seeking to improve Fund performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. In addition, the Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short positions also typically involve increased liquidity risk and the risk that the third party to the short sale may fail to honor its contract terms.

Furthermore, regulatory authorities in various countries, including the United States, have enacted temporary rules prohibiting the short-selling of certain stocks in response to market events. If regulatory authorities were to reinstitute such rules or otherwise restrict short selling, the Fund might not be able to fully implement its short-selling strategy.

The Fund will comply with guidelines established by the Securities and Exchange Commission and its prime broker with respect to coverage of short positions, and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Principal Risk	Target Fund	Acquiring Fund	How They Compare

Smaller Company Stock Risk

Small- and mid-cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.

		Not a principal risk of the Acquiring Fund.	A principal risk of the Target Fund. Not a principal risk of the Acquiring Fund.

Early Stage Companies Risk

Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.

		Not a principal risk of the Acquiring Fund.	A principal risk of the Target Fund. Not a principal risk of the Acquiring Fund.

Initial Public Offerings Risk	IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.	Not a principal risk of the Acquiring Fund.	A principal risk of the Target Fund. Not a principal risk of the Acquiring Fund.

Value Investing Risk

A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. It is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. It is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

Same

Principal Risk	Target Fund	Acquiring Fund	How They Compare

Interest Rate Risk & Effective Duration

Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest- bearing securities offer a stable stream of income, their prices will still fluctuate with changes in interest rates. The Target Fund may be subject to greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities. Effective duration is a measure of the responsiveness of a bond’s price to market interest rate changes. For example, if the interest rate increased 1%, a bond with an effective duration of five years would experience a decline in price of approximately 5%. Similarly, if the interest rate increased 1%, the price of a bond with an effective duration of 15 years would decline approximately 15%. Generally, investors will receive the par value of the bond at maturity. However, the effects of inflation, higher interest rates and the macroeconomic environment can have a negative or positive impact on the value of bonds prior to maturity. This could have an adverse effect on the value of the Fund.

		Not a principal risk of the Acquiring Fund.	A principal risk of the Target Fund. Not a principal risk of the Acquiring Fund.

Principal Risk	Target Fund	Acquiring Fund	How They Compare

Credit Risk	Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status and is generally higher for non-investment grade securities. See “Non- Investment Grade Securities Risk.”	Not a principal risk of the Acquiring Fund.	A principal risk of the Target Fund. Not a principal risk of the Acquiring Fund.

Non- Investment Grade Securities Risk

Non-investment grade securities (also known as “high yield” or “junk bonds”) are those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S&P/Moody’s). Such securities tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments than investment grade securities. In addition, compared to investments in investment grade securities, investments in non-investment grade securities are subject to greater risk of loss due to default by the issuer or decline in the issuer’s credit quality. There is a greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and the issuer may be more susceptible to negative market sentiment, leading to depressed prices and decreased liquidity for the non-investment grade securities.

		Not a principal risk of the Acquiring Fund.	A principal risk of the Target Fund. Not a principal risk of the Acquiring Fund.

Principal Risk	Target Fund	Acquiring Fund	How They Compare

Sector and Industry Weightings Risk

To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.

To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.

Same

Principal Risk	Target Fund	Acquiring Fund	How They Compare

Consumer Discretionary Sector Risk

The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.

The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.

Same

Consumer Staples Sector Risk

The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.

The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.

Same

Principal Risk	Target Fund	Acquiring Fund	How They Compare

Energy Sector Risk

The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy- related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.

The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.

Same

Principal Risk	Target Fund	Acquiring Fund	How They Compare

Financials Sector Risk

The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.

The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.

Same

Principal Risk	Target Fund	Acquiring Fund	How They Compare

Health Care Sector Risk

The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.

The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.

Same

Principal Risk	Target Fund	Acquiring Fund	How They Compare

Industrials Sector Risk

The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.

The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.

Same

Principal Risk	Target Fund	Acquiring Fund	How They Compare

Information Technology Sector Risk

The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector is subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.

The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector is subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.

Same

Materials Sector Risk

The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.

The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.

Same

Principal Risk	Target Fund	Acquiring Fund	How They Compare

Real Estate Sector Risk

The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs, including retail REITs, residential REITs, healthcare REITs, Office REITs and mortgage REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.

The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs, including retail REITs, residential REITs, healthcare REITs, Office REITs and mortgage REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.

Same

Telecomm- unications Sector Risk

The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.

The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.

Same

Principal Risk	Target Fund	Acquiring Fund	How They Compare

Utilities Sector Risk

The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable.

In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.

The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable.

In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.

Same

Principal Risk	Target Fund	Acquiring Fund	How They Compare

Equity Securities Risk

Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.

In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.

In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Same

Principal Risk	Target Fund	Acquiring Fund	How They Compare

Foreign Securities Risk	Not a principal risk of the Target Fund.

Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.

A principal risk of the Acquiring Fund. Not a principal risk of the Target Fund.

Emerging Markets Risk	Not a principal risk of the Target Fund.

In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

A principal risk of the Acquiring Fund. Not a principal risk of the Target Fund.

Principal Risk	Target Fund	Acquiring Fund	How They Compare

Frontier Markets Risk	Not a principal risk of the Target Fund.	In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.	A principal risk of the Acquiring Fund. Not a principal risk of the Target Fund.

Portfolio Turnover Rate	The Fund’s annual portfolio turnover rate is expected to exceed 200%. This type of fund generally has high portfolio turnover that necessarily results in greater transaction costs and causes more short-term capital gains (or losses) to be realized. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.	Not a principal risk of the Target Fund.	A principal risk of the Acquiring Fund. Not a principal risk of the Target Fund.

Comparison of the Funds

Investment Objectives

The Target Fund’s investment objective is capital appreciation. The Acquiring Fund’s investment objectives are to seek capital appreciation and income. The investment objective of each Fund may be changed without shareholder approval upon at least 60 days advance notice to shareholders of the applicable Fund.

Principal Investment Strategies

Although the Funds both invest primarily in equity securities, there are some differences in their principal investment strategies. The following table compares the principal investment strategies between the Funds.

Target Fund Principal Investment Strategy:	Acquiring Fund Principal Investment Strategy:	Differences

The Target Fund invests primarily in equity securities by maintaining long equity positions and short equity positions.	The Acquiring Fund invests primarily in equity securities of foreign and domestic companies.	Materially Different. The Target Fund maintains short positions as a principal investment strategy while the Acquiring Fund does not, and the Acquiring Fund buys stock of foreign and domestic companies as a principal investment strategy.

The Target Fund may at any time have either a net long exposure or a net short exposure to the equity markets. The Target Fund will not be managed to maintain either net long or net short market exposure.	None.	Materially Different. The Acquiring Fund will not a have a net short exposure as a principal investment strategy.

The Fund seeks to achieve higher risk-adjusted returns with lower volatility compared to the equity markets in general (as represented by the S&P 500 Index).	None.	Materially Different. The Acquiring Fund does not seek to achieve risk adjusted returns or lower volatility than the market in general.

Foreign Securities:	Foreign Securities:

Not a principal investment strategy of the Fund.

Under normal market conditions, the Advisor will invest the Acquiring Fund’s net assets primarily in the equity securities of foreign and domestic companies of all market capitalizations.

The Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. The Fund will invest a significant portion of its total assets in companies domiciled in foreign countries (under normal market conditions, at least 40% of its assets will be invested outside the United States or if conditions are not favorable, 30% of its assets will be invested outside the United States). Securities issued by foreign companies incorporated outside the U.S. whose securities are principally traded in the United States are not defined as “foreign companies” and are not subject to this limitation.

Materially Different. The Acquiring Fund invests in equity securities of foreign companies as a principal investment strategy and the Target Fund does not invest in foreign companies as a principal investment strategy.

Target Fund Principal Investment Strategy:	Acquiring Fund Principal Investment Strategy:	Differences

Emerging and Frontier Markets:	Emerging and Frontier Markets:

Not a principal investment strategy of the Fund.	The Acquiring Fund may invest a significant amount of its total assets (5% to 50% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging and frontier markets, which are those countries currently included in the Morgan Stanley Capital International (MSCI) EFM (Emerging + Frontier Markets) Index. These companies typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.	Materially Different. The Acquiring Fund is permitted to invest a significant amount of its total assets in companies domiciled in emerging and frontier markets as a principal investment strategy, and the Target Fund is permitted to, but does not invest in such companies as a principal investment strategy.

Market Capitalization:	Market Capitalization:

Under normal market conditions, the Advisor will invest the Target Fund’s assets in the equity securities of companies with market capitalizations (the total market value of the shares outstanding) of at least $100 million at the time of purchase that we have identified as being undervalued (long equity positions) and we will sell short those securities (short equity positions) that we have identified as being overvalued.	The Acquiring Fund may invest in the equity securities of companies of any size, although the Advisor expects a significant portion of the Fund’s assets to be invested in companies with market capitalizations (the total market value of the shares outstanding) of over US $5 billion at the time of purchase.	Similar. Although the Target Fund has a minimum market capitalization requirement of US $100 million for eligible investments, and the Acquiring Fund may invest in companies of any size, but is expected to invest a significant portion of the Fund’s assets in companies with a market capitalization of over US $5 billion at the time of purchase, both Funds have historically generally invested in companies with a market capitalization of over US $5 billion at the time of purchase.

Early Stage Companies and IPOs:	Early Stage Companies and IPOs:

The Target Fund may invest in early stage companies and initial public offerings (IPOs) as a principal investment strategy.	Not a principal investment strategy of the Fund.	Materially Different. Both Funds are permitted to purchase IPOs. The Target Fund may invest in IPOs and early stage companies as a principal investment strategy, and the Acquiring Fund may invest in IPOs, but does not do so as a principal investment strategy.

Target Fund	Acquiring Fund
Principal Investment Strategy:	Principal Investment Strategy:	Differences
Fixed Income Securities:	Fixed Income Securities:

The Target Fund may invest in	The Acquiring Fund may invest	Materially Different. The
fixed-income securities of any	in investment grade fixed-	Target Fund is permitted to
maturity consisting of corporate	income securities, but not as a	invest in fixed income securities,
notes, bonds and debentures,	principal investment strategy.	including those rated less than
including those that are rated less		investment grade, or “junk
than investment grade at the time		bonds,” as a principal investment
of purchase.		strategy. The Acquiring Fund
is not permitted to invest in
fixed income securities as a
principal investment strategy
and is permitted to invest only in
investment grade fixed income
securities.
Sector Weightings:	Sector Weightings:

The Target Fund may invest a	The Acquiring Fund may invest a	Same. Both Funds are permitted
large percentage of its assets in a	large percentage of its assets in a	to invest a large percentage of
few sectors, including consumer	few sectors, including consumer	their assets in a few sectors.
discretionary, consumer staples,	discretionary, consumer staples,
energy, financials, health	energy, financials, health
care, industrials, information	care, industrials, information
technology, materials, real	technology, materials, real
estate, telecommunications, and	estate, telecommunications, and
utilities.	utilities.

Portfolio Turnover:	Portfolio Turnover:

The Target Fund is expected to	The Acquiring Fund is not	Materially Different. The
have a high portfolio turnover	expected to have a high turnover	Acquiring Fund is expected to
rate.	rate.	have low portfolio turnover rate
and the Target Fund expects a
high turnover rate.
Diversification:	Diversification:

The Target Fund is a diversified	The Acquiring Fund is a	Same. Both Funds are
fund under the 1940 Act.	diversified fund under the 1940	diversified Funds under the 1940
	Act.	Act.
Temporary Defensive Positions:	Temporary Defensive Positions:

The Target Fund may from	The Acquiring Fund may from	Same. Both Funds may take
time to time take temporary	time to time take temporary	temporary defensive positions
defensive positions that are	defensive positions that are	that are inconsistent with the
inconsistent with the Fund’s	inconsistent with the Fund’s	Funds’ strategies.
principal investment strategies in	principal investment strategies in
an attempt to respond to adverse	an attempt to respond to adverse
market, economic, political or	market, economic, political or
other conditions.	other conditions.

Target Fund

In managing the Target Fund, the Advisor believes that the best opportunities to make both short and long equity investments are when the market’s perception of the values of individual companies (measured by the stock price) differs widely from our assessment of the intrinsic values of such companies. When evaluating a potential long or short investment for the Target Fund, the Advisor employs a comprehensive valuation analysis intended to establish a range for fair valuation or intrinsic company value, with a particular emphasis on company fundamentals. The Advisor believes opportunities to buy stocks or sell stocks short arise due to a variety of market inefficiencies, including:

•	Changes in market participant psychology and circumstances.

•	Imperfect information.

•	Forecasts and projections by Wall Street analysts and company representatives that differ from experienced reality.

When evaluating long investments, we typically look for stocks that are appropriately valued or undervalued based on our analysis.

When evaluating a short investment, we typically look for signs of current overvaluation. For example, we look for companies that we believe:

•	Have earnings that appear to be reflected in the current stock price.

•	Are likely to fall short of market expectations.

•	Are in industries that exhibit weakness.

•	Have poor management.

•	Are likely to suffer an event affecting long-term earnings.

Acquiring Fund

To achieve the Acquiring Fund’s investment objectives, the Acquiring Fund invests in securities that the Advisor believes are priced below their intrinsic long- term value based on our valuation analysis.

When evaluating a potential investment for the Acquiring Fund, the Advisor employs a comprehensive valuation analysis intended to establish a range for fair valuation or intrinsic company value, with a particular emphasis on company fundamentals. The initial valuation review may include:

•	Calculating and reviewing standard ratios, such as price-to-sales, price-to-book, price-to-earnings, and price/earnings-to-growth.

•	Discounted cash flow models with sensitivity analysis for changes to revenue growth rates, operating margins, outstanding share counts, earnings multiples, and tangible book value.

The Acquiring Fund typically seeks to sell a security when the issuing company becomes overvalued relative to our analysis of its intrinsic long-term value.

In evaluating the Reorganization, shareholders should consider the risks of investing in the Acquiring Fund. The principal risks of investing in the Acquiring Fund are described in the section above entitled “Risk Factors.”

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy, sell or hold each class of shares of the Funds and the pro forma fees and expenses of the combined fund. Shareholder fees reflect the fees currently in effect for each Fund. Pro forma numbers are estimated and therefore actual expenses may vary. The pro forma fees and expenses of the combined fund are based on the amounts shown in the table for each Fund, which reflect the unaudited annualized expenses for each Fund as of March 31, 2018.

Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class. The average net assets of the Acquiring Fund Institutional Class were only $4.6 million for the six months ended March 31, 2018. The cost of class specific expenses such as federal and state registration fees amounted to higher expenses in basis points for such class because of its small net assets. After the Reorganization, however, the pro forma gross and net expenses of the combined fund with the larger asset base are expected to be lower than the gross and net expenses of both classes of the Target Fund.

Shareholder Fees

(fees paid directly from your investment)

Pro Forma
		Acquiring	Acquiring
	Target Fund	Fund	Fund
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of Offering Price)
Investor Class	None	None	None
Institutional Class	None	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)
Investor Class	2.00%	2.00%	2.00%
Institutional Class	2.00%	2.00%	2.00%
Exchange Fee
Investor Class	None	None	None
Institutional Class	None	None	None
Maximum Account Fee
Investor Class	None	None	None
Institutional Class	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

			Pro Forma
		Acquiring	Acquiring
	Target Fund	Fund	Fund a(1)
Management Fees
Investor Class	1.10%	0.90%	0.90%
Institutional Class	1.10%	0.90%	0.90%
Distribution and Service (12b-1) Fees
Investor Class	0.00%	0.00%	0.00%
Institutional Class	0.00%	0.00%	0.00%
Other Expenses
Investor Class	0.55%	0.28%	0.30%
Institutional Class	0.46%	0.63%	0.23%
Interest Expenses & Dividends on Securities Sold Short
Investor Class	0.26%	0.00%	0.00%
Institutional Class	0.21%	0.00%	0.00%
Total Annual Fund Operating Expenses
Investor Class	1.91%	1.18%	1.20%
Institutional Class	1.77%	1.53%	1.13%
Fee Waivers and/or Expense Reimbursements
Investor Class	(0.05)%[2]	(0.08)%[4]	(0.10)%
Institutional Class	(0.41)%[3]	(0.58)%[5]	(0.18)%
Total Annual Fund Operating Expenses – After Fee Waivers and/or Expense Reimbursements
Investor Class	1.86%	1.10%	1.10%
Institutional Class	1.36%	0.95%	0.95%

(1)

Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Reorganization. See “The Proposed Reorganization—Reorganization Expenses” for additional information about these expenses.

(2)

Wasatch Advisors, Inc. (Advisor) has contractually agreed to reimburse the Investor Class shares of the Target Fund for Total Annual Fund Operating Expenses in excess of 1.60% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/ interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.

(3)

The Advisor, has contractually agreed to reimburse the Institutional Class shares of the Target Fund for Total Annual Fund Operating Expenses in excess of 1.15% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.

(4)

The Advisor has contractually agreed to reimburse the Investor Class shares of the Acquiring Fund for Total Annual Fund Operating Expenses in excess of 1.10% of average daily net assets until at least January 31, 2020 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.

(5)

The Advisor has contractually agreed to reimburse the Institutional Class shares of the Acquiring Fund for Total Annual Fund Operating Expenses in excess of 0.95% of average daily net assets until at least January 31, 2020 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.

Examples

The examples below are intended to help you compare the cost of investing in each Fund and the pro forma cost of investing in the combined fund. The examples assume you invest $10,000 in a Fund for the time periods indicated (based on information in the tables above) and then either redeem or do not redeem your shares at the end of a period. The examples assume that your investment has a 5% return each year and that a Fund’s expenses remain at the level shown in the table above. For purposes of calculating the impact of each Fund’s and the Acquiring Fund’s Pro Forma fee waivers and expense reimbursements in the examples below, the fee waivers and expense reimbursements are taken into account for the periods stated below as of the effective date of this registration statement. These amounts are estimated; actual operating expenses will vary based on asset size and other factors.

The examples below assume that you sell your shares at the end of a period, but the estimated costs are the same if you do not sell your shares at the end of a period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Estimated Costs Assuming You Sold Your Shares at the End of the Period

			Pro Forma
	Target	Acquiring	Acquiring
	Fund	Fund	Fund
1 Year
Investor Class	$191	$112	$112
Institutional Class	$156	$97	$97
3 Years
Investor Class	$597	$363	$365
Institutional Class	$534	$393	$331
5 Years
Investor Class	$1,029	$638	$644
Institutional Class	$937	$747	$594
10 Years
Investor Class	$2,230	$1,422	$1,440
Institutional Class	$2,063	$1,744	$1,349

Performance Information

The total returns of each Fund for the periods ended December 31, 2017, based on historical fees and expenses for each period, are set forth in the bar charts and tables below.

Target Fund

The Target Fund commenced operations on December 15, 2008, upon the reorganization of the 1st Source Monogram Long/Short Fund (the “Predecessor Fund”), into the Target Fund. As a result of the reorganization, the Target Fund assumed the financial and performance history of the Predecessor Fund. Accordingly, the performance information below prior to December 15, 2008 reflects the performance of the Predecessor Fund which was advised by a different advisor and subject to different expenses as a result and may have produced different investment results. The lead portfolio manager of the Fund through 2016, however, was also the portfolio manager of the Predecessor Fund.

The following tables provide information on how the Target Fund has performed over time. The past performance, before and after taxes, of the Target Fund’s is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Target Fund by showing changes in the Target Fund’s performance from year to year, as represented by the Investor Class of the Target Fund. The performance of the Institutional Class will differ due to different expense structures. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table allows you to compare the Target Fund’s performance over the time periods indicated to the primary benchmark (the S&P 500 Index), which reflects the effects of general stock market risk, and to a secondary benchmark (the Citigroup U.S. Domestic 3-Month U.S. Treasury Bills Index), which reflects short-term interest rates and is usually free from the risk of principal fluctuation. After-tax returns are shown only for Investor Class shares; after-tax returns for Institutional Class shares will vary. Performance information is updated regularly and is available on the Target Fund’s website www.WasatchFunds.com.

Target Fund—Investor Class*

Year by Year Total Returns

*	The performance of the Institutional Class share will differ due to a different expense structure.

Year-to-date Return

6/30/18	-2.15%

Best and Worst Quarterly Returns – Investor Class

Best — 6/30/2009	16.00%
Worst — 12/31/2008	-15.94%

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	10 Years	Since Inception 12/13/12 (Institutional Class)
Target Fund — Investor Class
Return Before Taxes	-2.11%	2.42%	3.44%	—
Return After Taxes on Distributions	-2.11%	1.54%	2.88%	—
Return After Taxes on Distributions and Sale of Fund Shares	-1.19%	1.83%	2.64%	—
Target Fund – Institutional Class
Return Before Taxes	-1.80%	2.66%	—	2.76%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	21.83%	15.79%	8.50%	15.62%
Citigroup U.S. Domestic 3-Month Treasury Bills Index (reflects no deductions for fees, expenses or taxes)	0.84%	0.24%	0.34%	0.24%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

Acquiring Fund

The Acquiring Fund commenced operations on December 15, 2008 upon the reorganization of the 1st Source Monogram Income Equity Fund (the “Predecessor Fund”) into the Acquiring Fund. As a result of the reorganization, the Acquiring Fund assumed the financial and performance history of the Predecessor Fund. Accordingly, the performance information below prior to December 15, 2008 reflects the performance of the Predecessor Fund which was advised by a different advisor and had different expenses and as a result may have produced different investment results. Effective October 31, 2017, the Acquiring Fund changed its principal investment strategy and correspondingly updated its name and changed its comparison benchmark index to reflect the change in principal investment strategy. The Acquiring Fund formerly had been a large cap value fund investing primarily in the equity securities of domestic companies with a market capitalization of $5 billion at time of purchase and as of February 2017, the Acquiring Fund adopted an investment policy permitting it to invest up to 20% of its total assets in the securities issued by foreign companies in developed or emerging markets. The Acquiring Fund sought to further expand its foreign investment exposure becoming a global value fund as of October 31, 2017. Accordingly, the performance information prior to such date would be for the prior investment strategy and would not reflect the current investment strategy.

The following tables provide information on how the Acquiring Fund has performed over time. The past performance, before and after taxes, of the Acquiring Fund is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Acquiring Fund by showing changes in the Acquiring Fund’s performance from year to year, as represented by the Investor Class of the Acquiring Fund. The performance of the Institutional Class will differ due to different expense structures. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Acquiring Fund’s Investor Class for the years shown in the bar chart. The average annual total returns table below allows you to compare the Acquiring Fund’s performance over the time periods indicated to that of a broad-based market index. After-tax returns are shown only for Investor Class shares; after-tax returns for Institutional Class shares will vary. Performance information is updated regularly and is available on the Acquiring Fund’s website www.WasatchFunds.com.

Acquiring Fund—Investor Class*

Year by Year Total Returns

*	The performance of the Institutional Class share will differ due to a different expense structure.

Year-to-date Return

6/30/18	-0.51%

Best and Worst Quarterly Returns – Investor Class

Best — 6/30/2009	14.66%
Worst — 12/31/2008	-19.38%

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	10 Years	Since Inception 1/31/12 (Institutional Class)
Acquiring Fund — Investor Class
Return Before Taxes	11.21%	10.84%	5.40%	—
Return After Taxes on Distributions	7.34%	6.21%	2.96%	—
Return After Taxes on Distributions and Sale of Fund Shares	9.37%	7.96%	3.92%	—
Acquiring Fund – Institutional Class
Return Before Taxes	11.51%	10.98%	—	10.24%
MSCI ACWI Index*† (reflects no deductions for fees, expenses or taxes)	23.97%	10.80%	4.65%	10.85%
Russell 1000® Value Index** (reflects no deductions for fees, expenses or taxes)	13.66%	14.04%	7.10%	14.09%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

*	The MSCI ACWI(All Country World Index) is a broad-based market index that captures large and mid-cap representation across 23 developed markets and 23 emerging markets countries.

†

Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

**

The Russell 1000 Value Index® is a market-capitalization weighted index of those firms in the Russell 1000 with lower price-to-book ratios and lower forecasted growth values. Consistent with the name and strategy change, effective October 31, 2017, the Fund’s primary benchmark index changed from the Russell 1000 Value Index® to the MSCI ACWI Index. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During their most recent fiscal years, the Funds had the following portfolio turnover rates:

Fund	Fiscal Year	Rate
Target Fund	9/30/17	40%
Acquiring Fund	9/30/17	44%

Fundamental Investment Restrictions and Non-Fundamental Restrictions

Except for fundamental investment restriction 1, below the Funds have the same fundamental investment restrictions listed below, which cannot be changed without shareholder approval.

Each Fund may not:

1.

Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by such obligations. (This restriction does not apply to the Target Fund).

2.

Purchase any securities which would cause more than 25% of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry; provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

3.	Borrow money or issue senior securities except as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

4.

Make loans, except that each Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objectives and policies, make time deposits with financial institutions, and enter into repurchase agreements.

5.

Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions.

6.	Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

7.

Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

8.	Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

The following restrictions are non-fundamental and may be changed by the Trust’s Board of Trustees without shareholder vote.

Each Fund will not:

1.	Invest in other investment companies except to the extent permitted by the 1940 Act, or any rules or regulations thereunder, and any exemptive relief granted by the SEC upon which the Fund can rely.

2.	Purchase or sell interests in oil, gas or other mineral exploration or development programs, although they may invest in securities of issuers which invest in or sponsor such programs.

3.	Invest more than 15% of its net assets at the time of purchase in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.

4.	Mortgage or hypothecate the Fund’s assets in excess of one-third of the Fund’s total assets.

The Acquiring Fund will not:

1.	Make investments for the purpose of exercising control or management.

2.	Invest more than 10% of its total assets (taken at market value at the time of each investment) in Special Situations, (i.e., companies in the process of reorganization or buy-out).

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement, except that any borrowing by a Fund that exceeds the investment restriction stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days, excluding Sundays and holidays). However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities, repurchase agreements with maturities in excess of seven days and other instruments in such Fund which are not readily marketable to exceed the limit set forth in such Fund’s Prospectus or herein for its investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.

Any investment restriction or limitation, fundamental or otherwise, appearing in the Fund’s respective Prospectus or respective Statement of Additional Information (“SAI”), which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

Investment Advisor

The Advisor is responsible for making investment decisions, providing certain administrative services and managing the business affairs for the Funds under an advisory and service contract with the Trust on behalf of the respective Funds. The Advisor, organized in September 1975, has been in the business of investment management since November 1975, and had total assets under management, including the assets of the Funds, of approximately $17.2 billion as of June 30, 2018. In December 2007, the Advisor created WA Holdings, Inc. to act as a holding company of the Advisor. The Advisor is a wholly-owned subsidiary of WA Holdings, Inc., which is 100% owned by the employees of the Advisor. The Advisor and the Trust are located at 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108.

Eric S. Bergeson is President of Wasatch Funds Trust and an Officer and Director of the Advisor. The principal executive officers and directors of the Advisor are Roger D. Edgley, Director; Michael K. Yeates, Chief Financial Officer and Treasurer, Vice President and Director; JB Taylor, Chief Executive Officer and Director; and Daniel D. Thurber, General Counsel, Vice President, Secretary and Chief Compliance Officer.

Portfolio Manager

David Powers, CFA, has been the lead portfolio manager for the Global Value Fund (formerly, the Large Cap Value Fund) since August 19, 2013, and the lead portfolio manager for the Long/Short Fund since October 5, 2017 and the sole portfolio manager of the Long/Short Fund since November 13, 2017. Mr. Powers has many years of investment experience, most recently serving as a portfolio manager with Eagle Asset Management. Prior to joining Eagle, he worked as a portfolio manager with ING Investment Management, where he was responsible for the ING Large Cap Value Fund from 2007 through 2012. While at ING, Mr. Powers also worked as a senior sector analyst covering telecommunication services, utilities, energy and materials. His experience includes several senior investment positions with Federated Investors from 2001 through 2007. Mr. Powers began his investment career at the State Teachers Retirement System of Ohio. He holds a Bachelor of Science in Accounting from Fairleigh Dickinson University and a Master’s degree in Accounting and earned a Master of Business Administration from Kent State University. Mr. Powers serves as a portfolio manager for the Acquiring Fund and will continue to serve as a portfolio manager for the Acquiring Fund upon completion of the Reorganization.

For a complete description of the advisory services provided to each Fund, see the section of each Fund’s Prospectus entitled “Management-Portfolio Managers” and the sections of the Funds’ Statement of Additional Information for the applicable share class entitled “Investment Advisory and Other Services-Investment Advisor”. Additional information about the portfolio manager compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is provided in the respective Fund’s Statement of Additional Information for the applicable share class.

Advisory and Other Fees

Pursuant to the advisory and service contract between Wasatch and the Trust, on behalf of the Funds, each Fund currently pays the Advisor a monthly fee computed on average daily net assets as set forth below:

Management Fees	Target Fund	Acquiring Fund
Investor Class	1.10%	0.90%
Institutional Class	1.10%	0.90%

The pro forma net assets of the combined fund as of March 31, 2018 are an assumed $237 million.

Information regarding the basis for the Board of Trustees’ approval of the investment advisory agreement with the Advisor at its meeting held on November 7-8, 2017 is available in the Funds’ semi-annual report dated March 31, 2018.

Wasatch has contractually agreed to reimburse the Investor Class shares and Institutional Class shares of the Target Fund for Total Annual Fund Operating Expenses in excess of 1.60% and 1.15%, respectively, of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.

Wasatch has contractually agreed to reimburse the Investor Class shares and Institutional Class shares of the Acquiring Fund for Total Annual Fund Operating Expenses in excess of 1.10% and 0.95%, respectively, of average daily net assets until at least January 31, 2020 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.

For a complete description of each Fund’s distribution and service arrangements, see the section of the respective Fund’s Prospectus for the applicable share class entitled “Wasatch Funds-Account Policies” and the section of the respective Fund’s Statement of Additional Information for the applicable share class entitled “Other Information.”

Trustees and Officers

The management of each Fund, including general oversight of the duties performed by the Advisor under the Advisory and Service Contract for each Fund, is the responsibility of the Board of Trustees. Each Fund has the same individuals serving as Trustees and officers. As of the date of this Proxy Statement/Prospectus, there are four members of the Board of Trustees, all of whom are not “interested persons” as that term is defined in the 1940 Act (the “Independent Trustees”).

The names and business addresses of the Trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below.

Name, Address and Age	Position(s) Held or to be Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen or to Be Overseen by Trustee	Other Directorships Held by Trustee[2]
Independent Trustees
James U. Jensen, J.D., MBA 505 Wakara Way, 3rd Floor Salt Lake City, Utah 84108 Age 74	Trustee and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Trustee since 1986	Chief Executive Officer of Clearwater Law & Governance Group (an operating law firm board governance consulting company) April 2008 to present; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	18	Director and Board Chairman of Agricon Global Corporation (formerly known as Bayhill Capital Corporation (telephone communications) from December 2007 to February 2014; Trustee, Northern Lights Fund Trust III (33 portfolios) since 2012; and Director of the University of Utah Research Foundation since 1998.

Name, Address and Age	Position(s) Held or to be Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen or to Be Overseen by Trustee	Other Directorships Held by Trustee[2]
Miriam M. Allison 505 Wakara Way, 3rd Floor Salt Lake City, Utah 84108 Age 70	Trustee and Chairman of the Audit Committee	Indefinite Served as Trustee since 2010	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	18	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) since 2006.

Heikki Rinne 505 Wakara Way, 3rd Floor Salt Lake City, Utah 84108 Age 66	Trustee and Chairman of the Governance and Nominating Committee	Indefinite Served as Trustee since October 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company), from 2002 to 2016; A Founder and Principal Owner of Sitoumus LLC (a training and consulting firm focusing on empowering organizational and individual engagement as well as general consulting), January 2017 to present.	18	Director, Halton Group Ltd. since 2016.

Name, Address and Age	Position(s) Held or to be Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen or to Be Overseen by Trustee	Other Directorships Held by Trustee[2]
Kristen M. Fletcher 505 Wakara Way 3rd Floor Salt Lake City, Utah 84108 Age 64	Trustee	Indefinite Served as Trustee since October 2014	Director, Youth Sports Alliance since 2015; Director, Utah Symphony/Utah Opera since 2005; Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) 2009 – 2012; Chairman and CEO, ABN AMRO, Inc. and U.S. Country Representative, ABN AMRO Bank, NV from 2002-2004.	18	Director, Youth Sports Alliance since 2015; Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) 2009 – 2012; Director Emeritus, Utah Symphony/Utah Opera since September 2017; and Director, Utah Symphony/ Utah Opera from 2005-September 2017.

1.

A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years. Board of Trustees reserves the right to permit continued service after the mandatory retirement age for any individual Trustee in its sole discretion. The Board has approved a one-year waiver from the mandatory retirement age for Mr. Jensen.

2.

Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Eric S. Bergeson 505 Wakara Way, 3rd Floor Salt Lake City, Utah 84108 Age 52	President	Indefinite Served as President since May 2018	President for the Trust since May 2018; President of the Advisor since January 2017; and Vice President of Institutional Sales for the Advisor since June 1998.
Russell L. Biles 505 Wakara Way, 3rd Floor Salt Lake City, Utah 84108 Age 50	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for the Trust since February 2007; Secretary for the Trust since November 2008; and Counsel for the Advisor since October 2006.
Michael K. Yeates 505 Wakara Way, 3rd Floor Salt Lake City, Utah 84108 Age 35	Treasurer	Indefinite Served as Treasurer since May 2018	Treasurer for the Trust since May 2018; and Chief Financial Officer of the Advisor since September 2007.
David Corbett 505 Wakara Way, 3rd Floor Salt Lake City, Utah 84108 Age 45	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for the Trust since August 2012; and Director of Mutual Fund Services for the Advisor since June 2007.
Cheryl Reich 505 Wakara Way, 3rd Floor Salt Lake City, Utah 84108 Age 34	Assistant Secretary	Indefinite Served as Assistant Secretary since February 2017	Assistant Secretary for the Trust since February 2017; Compliance Associate for the Advisor since September 2012; and Branch Manager for Investment Planning Counsel Corp. since November 2009.
Kara H. Becker 505 Wakara Way, 3rd Floor Salt Lake City, Utah 84108 Age 34	Assistant Treasurer	Indefinite Served as Assistant Treasurer since May 2018	Assistant Treasurer for the Trust since May 2018; and Controller for the Advisor since January 2012.

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

The Target Fund and the Acquiring Fund each currently offer two classes of shares: Investor Class and Institutional Class shares. You may purchase, redeem or exchange shares of the Funds on any business day, which is any day on which the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Funds through a financial advisor or other financial intermediary or directly from such Fund. No initial sales charge or contingent deferred sales charges will be imposed on shares of the Acquiring Fund received or shares of the Target Fund exchanged in connection with the Reorganization. The Acquiring Fund’s initial and subsequent investment minimums generally are as set forth in the table below, although the Fund may reduce or waive the minimums for any reason. The Acquiring Fund will waive the initial investment minimum for the applicable share class of the Target Fund shareholders who receive shares in connection with the Reorganization. The Target Fund’s investment minimums are identical to those of the Acquiring Fund for each respective share class as outlined below.

	Investor Class	Institutional Class
Investment Minimums
New Accounts	$2,000	$100,000	*
New Accounts with Automatic Investment Plan	$1,000	$100,000	*
Individual Retirement Accounts (IRAs)	$2,000	$100,000	*
Coverdell Education Savings Account	$1,000	—
Minimum including IRAs		$100,000	*
Subsequent Purchases (other than reinvestment of dividends, minimum for subsequent investments)
Regular Accounts and IRAs	$100	$5,000	*
Automatic Investment Plan	$50 per month
	and/or $100 per quarter	$5,000	*

*

As noted, the Acquiring Fund may reduce or waive the investment minimums for any reason, including for accounts opened by qualified retirement or profit sharing plans held through third party service providers or record keepers, and/or omnibus accounts established by financial intermediaries where such financial intermediary can demonstrate to the satisfaction of a Fund officer or authorized Advisor employee at the time the account is opened that its investment in the Fund is expected to meet the stated investment minimum within a reasonable time period. Investors and/or Registered Investment Advisors (RIAs) and Broker-Dealers may generally meet the minimum investment amount at the time an account is opened by aggregating multiple accounts with common ownership or discretionary control within the Fund. Requests for waivers may be made to a Fund officer or authorized Advisor employee through the Funds’ transfer agent.

Shareholders of each Fund are eligible to exchange their shares for shares of the same class of another Wasatch mutual fund available in the shareholder’s state. Shares of a class held by any shareholder of a Fund who is eligible to hold shares of another class of the same or another Wasatch Fund may be exchanged upon the shareholder’s request on the basis of the relative NAV of the class held and the class to be purchased. Such exchanges may result in taxable gain or loss to the shareholder. The exchange of Target Fund shares for Acquiring Fund shares in the Reorganization will not result in taxable gain or loss to the shareholder.

For a complete description of purchase, redemption and exchange options as well as pricing of the Fund shares, see the sections of the respective Funds’ Prospectus for the applicable share class entitled “Wasatch Funds Shareholders Guide” and “Wasatch Funds-Account Policies, Wasatch Funds-Account Policies-Purchasing Shares, Wasatch Funds-Account Policies-Selling (Redeeming Shares) and Wasatch Funds-Account

Policies-Exchanging Shares” and the section of the respective Fund’s Statement of Additional Information for the applicable share class entitled “Purchase, Redemption and Pricing of Securities Being Offered.”

The Target Fund normally declares and pays dividends from net investment income, if any, annually. The Acquiring Fund normally declares and pays dividends from net investment income, if any, quarterly. For each Fund, any net capital gains are normally distributed at least once a year. See the section of the respective Funds’ Prospectus for the applicable share class entitled “Wasatch Funds-Dividends, Capital Gain Distributions and Taxes” for additional information. If the Reorganization is approved by the Target Fund shareholders, the Target Fund intends to distribute to its shareholders, prior to the closing of the Reorganization, all its net investment income and net capital gains, if any, for the period ending on the Closing Date. See the section of the Proxy Statement/ Prospectus entitled “Material Federal Income Tax Consequences,” which discusses such distributions in more detail.

Tax Information

The tax character of dividends and distributions will be the same regardless of whether they are paid in cash or reinvested in additional shares. The Funds’ dividends and distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account). Unlike the Acquiring Fund, the Target Fund expected that as a result of its objectives and strategies, its distributions, if any, will consist primarily of capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Further Information

Additional information concerning the Acquiring Fund and the Target Fund is contained in this Proxy Statement/Prospectus, and additional information regarding the Acquiring Fund is contained in the accompanying Acquiring Fund Prospectus for the respective share class. The cover page of this Proxy Statement/Prospectus describes how you may obtain further information.

Approval of the Proposed Reorganization by the Board of Trustees

The Advisor has proposed the Reorganization given the limited future growth prospects of the Target Fund and the economic infeasibility of the Target Fund over the long term in light of the costs associated with the continued operation of the Target Fund and the likely inability for it to attract assets in the foreseeable future. As part of its evaluation of the Target Fund, the Advisor proposed the Target Fund’s Reorganization into the Acquiring Fund because of, among other things, the similar valuation process used to evaluate potential investments despite differing investment strategies; the overlap in portfolio holdings; the relative performance of the Acquiring Fund compared to the Target Fund; the lower contractual management fees and lower estimated gross and net expense ratios (after taking into account the contractual expense caps) of the combined fund for both share classes; and the anticipated federal income tax-free nature of the proposed Reorganization.

At the November Meeting, the Advisor provided the Board of Trustees with information regarding the proposed Reorganization and potential alternatives to the proposed Reorganization. Prior to approving the Reorganization, the Independent Trustees reviewed and discussed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters and met with independent legal counsel in a private session without management present. Based on the foregoing, the Board of Trustees considered the following factors, among others, in approving the Reorganization and recommending that shareholders of the Target Fund approve the Reorganization:

•	The compatibility of the Funds’ investment objectives, principal investment strategies and related risks;

•	The consistency of portfolio management;

•	the Funds’ relative sizes;

•	the relative investment performance of the Funds;

•	the relative fees and expense ratios of the Funds, including the contractual expense cap on the combined fund’s expenses for both share classes;

•	the anticipated federal income tax-free nature of the Reorganization;

•	the expected costs of the Reorganization and the extent to which the Funds would bear any such costs;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of the existing shareholders of the Target Fund;

•	the effect of the Reorganization on shareholder rights;

•	alternatives to the Reorganization; and

•	any potential benefits of the Reorganization to the Advisor and its affiliates as a result of the Reorganization.

Compatibility of Investment Objectives, Principal Investment Strategies and Related Risks

In comparing the Funds, the Board of Trustees recognized the differences between the investment objectives and principal investment strategies of the Funds. The Board noted that the Target Fund’s investment objective is capital appreciation, whereas the investment objective of the Acquiring Fund is to seek capital appreciation and income. While the objectives of both Funds share a capital appreciation component, the Acquiring Fund’s objective also includes income.

The Board of Trustees further noted that both Funds invest primarily in equity securities but follow materially different investment strategies. The Independent Trustees recognized, in particular, the differences in the use of a short sale strategy and the exposure to foreign securities between the Funds. In this regard, the Target Fund is a long/short fund that pursues its investment objective by primarily investing in equity securities of domestic companies through long and short positions whereas the Acquiring Fund is a global value fund that invests primarily in equity securities of foreign and domestic companies through a long only portfolio. Unlike the Target Fund, the Acquiring Fund does not employ a short sale strategy as a principal investment strategy and therefore any protections or returns earned from the short strategy as well as any related principal risks will no longer be applicable under the combined fund. The Target Fund further seeks to achieve higher risk-adjusted returns with lower volatility compared to the equity markets (as represented by the S&P 500 Index) whereas the Acquiring Fund does not have a similar mandate. In addition, the Target Fund invests primarily in the equity securities of domestic companies and has limited exposure to foreign securities. As a global value fund, the Acquiring Fund may invest a significant portion of its total assets in the equity securities of companies domiciled in foreign countries, including securities issued by companies domiciled in emerging and frontier markets.

As a principal investment strategy, the Target Fund also may invest in early stage companies, initial public offerings (“IPOs”), and fixed income securities of any maturity, including those that are less than investment grade known as “junk bonds.” The Acquiring Fund, however, may invest in investment grade fixed-income securities, early stage companies and IPOs but not as a principal investment strategy.

Notwithstanding the above differences, the Board noted that the portfolio manager(s) of the Funds employed a similar valuation analysis on companies (with particular emphasis in considering company fundamentals) to determine their potential as a portfolio investment for the Funds. In addition, both Funds have generally invested in larger capitalization companies. In this regard, the Acquiring Fund may invest in companies of any size but expected to invest a significant portion of the Fund’s assets in companies with a market capitalization of over US $5 billion at the time of purchase, and the Target Fund also may invest in the equity companies with a market capitalization of at least $100 million at the time of purchase but the weighted average market cap of the Fund was much higher. As a result, the Board noted the significant overlap in the long positions of the Funds which should help with a smooth transition in a merger.

In comparing the Funds, the Board of Trustees also considered the principal risks of each Fund, including the differences in the risks as a result of the differing investment strategies. As both Funds invest in equity securities through long positions, both Funds are subject to the risk that the price of such securities will decline. However, the Target Fund also engages in a short sale principal investment strategy and therefore is subject to the risks of engaging in short sales, including experiencing losses if the market price of the security increases, reducing the returns of the Fund compared to if the Fund held only long positions, increasing the Fund’s liquidity risk and exposing the Fund to the risk that the third party to the short sale will not honor its contract terms. Unlike the Target Fund, the Acquiring Fund invests significantly in foreign securities, including emerging and frontier markets. The Acquiring Fund is therefore subject to the risks associated with foreign securities including, among other things, more volatility; less liquidity; different regulatory, accounting and auditing standards; less publicly available information; fluctuations in currency exchange rates and restrictions on repatriating investments or income, and such risks are further increased for investments in emerging and frontier markets.

In addition, unlike the Acquiring Fund, the Target Fund may also invest in fixed income securities, including non-investment grade securities, as a principal investment strategy. The Target Fund therefore is subject to the risks of such investments including interest rate risk (the risk that the debt security’s value will decline due to changes in market interest rates) and credit risk (the risk the issuer of a debt security will fail to repay principal and interest on the security when due) which is further increased with respect to non-investment grade securities. As the Target Fund may also invest as a principal investment strategy in early stage companies and initial public offerings, the risks associated with such strategies also apply to the Target Fund but these are not principal risks of the Acquiring Fund. For a more detailed description of the principal investment objectives and risks of each Fund, please see the section entitled “Risk Factors” and “Comparison of the Funds – Investment Objectives – Principal Strategies.”

Portfolio Management

The Board of Trustees noted that the Funds have the same investment adviser. The Board of Trustees also noted that the portfolio manager of the Acquiring Fund became the lead portfolio manager of the Target Fund as of October  5, 2017.

Relative Sizes

The Board of Trustees considered that as of September 30, 2017, the Acquiring Fund had net assets of approximately $180 million, and the Target Fund had net assets of approximately $106 million and the combined fund with a larger asset base may lead to potential lower expenses as fixed costs are spread over a larger asset base.

Relative Investment Performance

The Board of Trustees considered the relative investment performance of the Funds over various periods. In reviewing the performance, the Board recognized that the Acquiring Fund formerly had been a large cap value fund investing primarily in the equity securities of domestic companies with a market capitalization of $5 billion at time of purchase and as of February 2017, the Acquiring Fund increased its ability to invest in foreign securities by adopting an investment policy permitting it to invest up to 20% of its total assets in the securities issued by foreign companies in developed or emerging markets. The Fund sought to further expand its foreign investment exposure becoming a global value fund as of October 30, 2017. Accordingly, the performance information prior to such date would be for the prior investment strategy and would not reflect the current investment strategy. The Board of Trustees observed, among other things, that except for the one-year ended December 31, 2016, the Investor Class shares of the Acquiring Fund outperformed the Investor Class shares of the Target Fund for the three-, five- and ten-year periods ended December 31, 2016. The Board of Trustees further observed that based on the Investor Class shares for the calendar years from 2007 through 2016, the Acquiring Fund outperformed the Target Fund in six of those ten calendar years. Although the inception dates of the Institutional Class shares of the Global Value Fund and Long/Short Fund was January 31, 2012 and December 13, 2012, respectively, the Board recognized that the performance of the Funds’ Institutional Class during their existence was similar to that of the Investor Class as the classes are invested in the same portfolio of securities and differences in performance between the classes would be principally attributed to differences in expenses. In its review, the Board, however, was aware of the limitations on the usefulness of the comparative performance data given that the performance history of the Acquiring Fund did not reflect the recent changes to its principal investment strategies.

Fees and Expense Ratios

The Board of Trustees considered the fees and expense ratios of the Funds, including the estimated fees expenses of the combined fund, before and after any reimbursement of expenses by the Advisor pursuant to the applicable contractual expense cap and assuming different levels of asset retention. In this regard, the Independent Trustees noted that the Acquiring Fund had a lower contractual management fee than that of the Target Fund generally because the Acquiring Fund does not engage in short sales as a principal investment strategy and therefore does not incur the research and resources required to manage the short positions nor would the Acquiring Fund incur the expenses associated with a short sale principal investment strategy, such as transaction costs and borrowing fees in connection with the short sales and payments to the lender equal to dividends paid during the loan. The Independent Trustees further noted that the gross and net expenses of the Acquiring Fund were lower than that of the Target Fund for both classes, subject to the following exception. Given the small asset size of the Institutional Class of the Acquiring Fund, its gross expense ratio was higher than that of the Target Fund for its Institutional Class based on the data available to the Board. However, after combining the assets of the Funds, the pro forma gross expense ratios of the combined fund for both classes were estimated to be lower than that of the Target Fund. In addition, the Independent Trustees considered that the contractual expense cap to which the Advisor agreed for each class of the combined fund was lower than the contractual expense cap for each class of the Target Fund. Accordingly, the gross and net expense ratios (after taking into account the expense caps) of the combined fund following the Reorganization were expected to be lower than that of the Target Fund for both share classes.

Tax Consequences of the Reorganization

The Board of Trustees considered the tax implications of the Reorganization. The Board of Trustees noted that the Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes. The Board of

Trustees recognized that with fund reorganizations, applicable tax laws would impose limits on the amount of capital loss carryforwards that an acquiring fund may use in any one year. The Board of Trustees further recognized that there may be some gains or losses resulting from portfolio realignment prior to the Reorganization that could result in less of the Target Fund’s unrealized capital gains being transferred to the combined fund.

Costs of the Reorganization

The Independent Trustees did not identify any single factor as all-important or controlling, but rather the decision of the Reorganization reflected the comprehensive consideration of all the information presented, and each Trustee may have attributed different weights to the various factors and information considered in the approval process. In addition, the Independent Trustees considered the limited growth prospects and limited economic feasibility of the Target Fund continuing long term and that any liquidation would result in a forced taxable event to shareholders. As noted, the Independent Trustees recognized some of the benefits from the Reorganization including the potential lower gross and net expense ratio of the combined fund, the lower contractual expense cap on both classes of the combined fund, the tax-free nature of the Reorganization, the avoidance of a taxable event if the Target Fund was liquidated and the similarities in the evaluation of eligible investments for the Funds despite the differing investment strategies and the overlap in portfolio holdings that may contribute to a smooth merger. The Independent Trustees also considered the costs of the Reorganization, including the brokerage costs in repositioning the Target Fund portfolio to connection with the Reorganization. In light of the foregoing factors, among others, the Independent Trustees determined that it was reasonable to split the costs of the Reorganization evenly (including brokerage expenses) between the Advisor and the Target Fund, subject to the expense cap limitations. Accordingly, to the extent the Target Fund’s expenses, including the Reorganization expenses, exceed the Fund’s current expense cap on the respective share class, the Advisor will also absorb the Fund’s expenses (including the portion of the Reorganization expenses allocated to the Target Fund) to the extent necessary for the Fund to operate within its respective expense cap for each class of shares. The Advisor will not seek to recoup any Reorganization expenses allocated to the Advisor. Further, the Acquiring Fund also may incur some brokerage commissions in connection with the investment of cash received in the Reorganization. If the Reorganization is not ultimately completed, the Advisor will bear all the expenses incurred in connection with the proposed Reorganization.

Dilution

The terms of the Reorganization are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard, shareholders of the Target Fund will receive shares of the Acquiring Fund in an amount equal in total value to the total value of the shares of the Target Fund surrendered. Holders of Investor Class and Institutional Class shares of the Target Fund will receive the same class of shares of the Acquiring Fund.

Effect on Shareholder Rights

The Board of Trustees noted that holders of Investor Class and Institutional Class shares of the Target Fund will receive the same class of shares of the Acquiring Fund. The Board of Trustees further considered that each Fund is a series of the Trust, a Massachusetts business trust. In this regard, the rights of each Fund’s shareholders are the same under the Trust’s Declaration of Trust.

Alternatives to the Reorganization

The Board of Trustees considered various alternatives, including liquidation. The Board of Trustees, however, determined that liquidation was not in the best interests of shareholders as liquidation is a taxable event.

Potential Benefits to the Advisor and its Afƒiliates

Although the Board recognized that the Advisor would be receiving a lower management fee on the combined assets as the contractual management fee rate of the Acquiring Fund of 0.90% is lower than the contractual management fee rate of the Target Fund of 1.10%, the Board of Trustees also recognized that the Reorganization may result in some benefits and economies for the Advisor and its affiliates. These benefits may include any cost savings to the Advisor as a result of the elimination of the Target Fund as a separate fund in the Wasatch complex and the potential reduction or elimination of the Advisor’s expense reimbursement requirement under the applicable contractual expense cap of the Acquiring Fund and Target Fund. More specifically, the Board considered the potential reduction in the Advisor’s expense reimbursement obligations under the applicable contractual expense reimbursement cap to the Acquiring Fund due to the larger asset size of the combined fund. In this regard, the Advisor had reimbursed 0.09% of average net assets to the Investor Class and 1.36% of average net assets of the Institutional Class shares of the Acquiring Fund for the fiscal year ended September 30, 2017 and considered the potential for lower reimbursement rates of the Advisor of the combined fund following the Reorganization. Additionally, the Board noted that the Advisor’s obligation to waive fees or reimburse expenses of the classes of the Target Fund under its expense reimbursement agreement with the Target Fund would also be eliminated as a result of the Reorganization.

Conclusion

The Board of Trustees, including the Independent Trustees, approved the Reorganization, concluding that the Reorganization is in the best interests of each Fund and that the interests of existing shareholders of each Fund would not be diluted as a result of the Reorganization. The Board of Trustees did not identify any single factor discussed above as all-important or controlling, but considered all such factors together in approving the Reorganization.

The Proposed Reorganization

The proposed Reorganization will be governed by the Agreement, a form of which is attached as Appendix A. The Agreement provides that the Target Fund will transfer all its assets to the Acquiring Fund solely in exchange for the issuance of full and fractional shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund. The closing of the Reorganization will take place at the close of business on the Closing Date.

The Target Fund will transfer all its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of the Target Fund and deliver to the Target Fund a number of full and fractional shares of the Acquiring Fund having a net asset value equal to the value of the assets of the Target Fund less the liabilities of the Target Fund assumed by the Acquiring Fund as of the close of regular trading on the New York Stock Exchange on the Closing Date. At the designated time on the Closing Date as set forth in the Agreement, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, by class, all Acquiring Fund shares received by the Target Fund. This distribution will be accomplished by the transfer of the Acquiring Fund shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of such Target Fund shareholders, and representing the respective pro rata number, by class, of Acquiring Fund shares due such shareholders. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund.

As a result of the Reorganization, each Target Fund Investor Class and Institutional Class shareholder will receive a number of Acquiring Fund Investor Class and Institutional Class shares, respectively, equal in value, as of the close of regular trading on the New York Stock Exchange on the Closing Date, to the value of the Target Fund Investor Class and Institutional Class shares surrendered by such shareholder.

The Board of Trustees determined that the Reorganization is in the best interests of each Fund, and the Board of Trustees has further determined that the interests of the existing shareholders of such Funds would not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the Reorganization is subject to the terms and conditions of, and the representations and warranties being true as set forth in the Agreement. The Agreement may be terminated by mutual agreement of the Funds. In addition, either Fund may at its option terminate the Agreement at or before the closing due to (i) a breach by any other party of any representation, warranty, or agreement to be performed at or before the closing, if not cured within 30 days of notification to the breaching party and prior to the closing, (ii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met, or (iii) a determination by the Board of Trustees that the consummation of the transactions contemplated by the Agreement is not in the best interests of such Fund.

The Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments.

The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, or restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the list provided by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the closing. The sale of such investments could result in taxable distributions to shareholders of the Target Fund prior to the Reorganization. Notwithstanding the foregoing, nothing in the Agreement will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board of Trustees or the Advisor, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund. See “Material Federal Income Tax Consequences” below.

Description of Securities to Be Issued

Shares of Beneficial Interest. Each Fund has established and designated two classes of shares consisting of Investor Class and Institutional Class. Only Investor Class and Institutional Class shares to be issued to Target Fund shareholders in the Reorganization are offered through this Proxy Statement/Prospectus. The Trust’s Declaration of Trust permits the Board of Trustees, in its sole discretion, and subject to compliance with the 1940 Act, to further subdivide the shares of the Acquiring Fund into one or more other classes of shares.

Voting Rights of Shareholders. Holders of shares of each Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally. Each Fund operates as a series of the Trust, an open-end management investment company registered with the SEC under the 1940 Act. The Trust currently has 18 series, including the Acquiring Fund and the Target Fund, and the Board of Trustees may, in its sole discretion, create additional series from time to time. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses and each has exclusive voting rights with respect to matters that relate solely to that class or for which the interests of one class differ from the interests of another class. There are no conversion, preemptive or other subscription rights except that the shares of the Institutional Class held by any shareholder who is no longer eligible to hold such shares may be converted at the discretion of the Board or any authorized officer, to shares of a class in the same Fund in which the shareholder is eligible on the basis of the relative net asset values of the purchase class and target class without the imposition of any sales load fee or other charge, subject to prior notice. In addition to the specific voting rights described above, shareholders of each Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the relative rights, preferences, privileges, limitations, restrictions and other terms of a series or class and as may be modified by the Trustees from time to time.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder personal liability for the debts, liabilities, obligations or expenses of the Trust or any series or class thereof and requires that notice of this disclaimer be given in each note, bond, contract, certificate, instrument or other undertaking entered into or executed by or on behalf of the Trust or the trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust or applicable series for all losses and expenses of any shareholder held personally liable for the obligations of the Trust or applicable series solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

Continuation of Shareholder Accounts, Plans and Privileges; Share Certificates

If the Reorganization is approved and completed, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the appropriate class of the Acquiring Fund. The shareholder services and shareholder programs of the Funds are substantially the same. Shareholders of the Target Fund who are accumulating shares through systematic investing, or who are receiving payments under the systematic withdrawal plan, will retain the same rights and privileges after the Reorganization through plans maintained by the Acquiring Fund. No certificates for Acquiring Fund shares will be issued as part of the Reorganization.

Service Providers

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as the custodian for the assets of each Fund. UMB Fund Services, Inc. located at 253 West Galena Street, Milwaukee, Wisconsin 53212, serves as the transfer agent, shareholder services agent and dividend paying agent for each Fund.

PricewaterhouseCoopers LLP located at 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106, serves as the independent auditors for each Fund. ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as principal underwriter for each Fund.

Material Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Reorganization, the Fund will receive a tax opinion from Chapman and Cutler, LLP (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to the Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.

The transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution to the Target Fund shareholders of all the Acquiring Fund shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.

No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

3.

No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund shares to Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Reorganization, of their Target Fund shares solely for Acquiring Fund shares.

5.

The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

6.

The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization. The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The opinion will be based on certain factual representations, reasonable assumptions and such other representations as Chapman and Cutler LLP may request of the Funds. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Reorganization may not qualify as a tax-free reorganization for federal income tax purposes, and the Target Fund and Target Fund shareholders may recognize taxable gain or loss as a result of the Reorganization.

Prior to the closing of the Reorganization, the Target Fund will declare a distribution to its shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of the Target Fund’s net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax), if any, through the Closing Date. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes and may include net capital gains resulting from the sale of portfolio assets discussed below. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the Target Fund unless a shareholder has made an election to receive dividends and distributions in cash. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

To the extent that a portion of the Target Fund’s portfolio assets are sold prior to the Reorganization, the federal income tax effect of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Fund’s basis in such assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Target Fund’s shareholders as capital gain dividends. Any net short-term capital gains (net short-term capital gain in excess of any net long-term capital loss and after application of any available capital loss carryforwards) would be distributed as ordinary dividends. All such distributions would be made during or with respect to the Target Fund’s taxable year in which the sale occurs and would be taxable to shareholders for federal income tax purposes.

As explained above, the Target Fund will experience portfolio turnover due to portfolio repositioning prior to the Reorganization. To the extent the Target Fund realizes net losses from the sale of portfolio securities as part of such portfolio repositioning, the net capital gain or net investment income to be distributed by the Target Fund prior to the closing of the Reorganization will be reduced. In the event the Target Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Target Fund will be increased if such income or gain cannot be offset by available capital loss carryforwards.

The Acquiring Fund will be the accounting survivor following the Reorganization. After the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s or the Acquiring Fund’s pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations, however, will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization. As of September 30, 2017, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains, if any, per the table below.

CAPITAL LOSS CARRYFORWARDS
	Target Fund		Acquiring Fund
	Short Term	Long Term	Short Term	Long Term
Capital losses to be carried forward – not subject to expiration*	$ 26,195,256	$ 127,709,466	—	—

*

IRC Sections 381, 382, 383 and 384 limit the pre-reorganization carryforward losses that may be used in any one year following a reorganization. The estimate of the amount of loss that may be utilized is limited to approximately $2.0 million per year.

The Target Fund’s capital loss carryforwards arose in the 2016 taxable year when $157,346,427 was deferred as a post-October capital loss for the period November 1, 2015 through September 30, 2016. The amounts above are first shown as a capital loss carryforward in the annual report dated September 30, 2017 and can be carried forward indefinitely.

Shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. Furthermore, any gain the Acquiring Fund realizes after the Reorganization, including any built-in gain in the portfolio investments of the Target Fund and Acquiring Fund that was unrealized at the time of the Reorganization, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Reorganization). As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Reorganization Expenses

The costs of the Reorganization of the Target Fund will be split equally between the Advisor and the Target Fund, subject to the contractual expense cap limitations. The total estimated expenses in connection with the Reorganization are $394,000 which includes, among other things, the legal, audit and proxy solicitation fees of approximately $338,000, and brokerage costs. Brokerage costs are the only transaction cost associated with the repositioning of the Target Fund, which are estimated at approximately $56,000 (0.09% of the Target Fund’s net assets) assuming it had occurred as of March 31, 2018. These amounts are estimates and actual amounts may vary. Amounts charged to the Target Fund will generally be allocated between its share classes based on the relative net assets of the share classes, except that each class separately bears expenses related specifically to that class. To the extent that the Target Fund’s expenses (including Reorganization expenses for which the Target Fund is responsible), exceeds the Fund’s current contractual expense cap on the respective share class, the Advisor will waive and/ or reimburse the Target Fund’s expenses (including the portion of the Reorganization expenses allocated to it) to the extent necessary for the Fund’s share classes to operate within their respective expense cap.

The Target Fund –Investor Class and Institutional Class expense caps are 1.60% and 1.15%, respectively, of average daily net assets until at least January 31, 2019. The Acquiring Fund Investor Class and Institutional Class expense caps are 1.10% and 0.95%, respectively, of average daily net assets until at least January 31, 2020. Interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expense, such as litigation and other expenses not incurred in the ordinary course of business are excluded. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The

Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.

Under the expense limitation agreement of both Funds, the Advisor may recoup certain amounts previously paid in a prior or current fiscal year, but only during the term of the current agreement. In this regard, to calculate the required waiver or reimbursement, the Advisor will waive or reimburse expenses each day that the amount of the annualized operating expenses of a class exceeds its expense limit; however, the Advisor may be reimbursed such amounts on any day during the fiscal year the annualized expenses of a class are below its expense limit to the extent the reimbursement does not cause the respective Fund class’s Fund’s expenses to exceed the expense cap during the term of the Agreement. Regardless of the ability to recoup expenses under the terms of the current expense limitation agreement, the Advisor has agreed that it will not seek to recoup any Reorganization expenses. Brokerage commissions and other transaction costs incurred in connection with the repositioning of the Target Fund portfolio are not subject to the Target Fund’s contractual expense cap and will be borne by the Target Fund and indirectly by the Target Fund’s shareholders. The Advisor, however, has agreed to pay for half of the brokerage commissions incurred in repositioning the Target Fund portfolio. Based on current expense levels, it is anticipated that the Advisor will absorb a significant portion of the Reorganization expenses charged to the Target Fund. In addition, the Acquiring Fund and indirectly its shareholders (including former shareholders of the Target Fund who hold shares in the Acquiring Fund) are estimated to incur approximately $20,000 in brokerage commissions related to the acquisition of portfolio securities from cash received in the Reorganization. If the Reorganization is not approved or not completed, Wasatch will pay all expenses associated with the Reorganization.

The Trust has engaged AST Fund Solutions to assist in the solicitation of proxies at an estimated cost of $68,000—$75,000 plus reasonable expenses, which is included in the expense estimate above.

Overview of Massachusetts Business Trusts

Each Fund is a series of the Trust, a Massachusetts business trust organized on November 6, 2009. The following description is based on relevant provisions of applicable Massachusetts law and the Funds’ operative documents. This summary does not purport to be complete, and we refer you to applicable Massachusetts law and the Funds’ operative documents.

In General

Each Fund is a series of a Massachusetts business trust. A fund organized as a series of a Massachusetts business trust is governed by the trust’s declaration of trust or a similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration of trust. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certainty that corporate laws, or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The Trust’s Declaration of Trust contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Declaration of Trust contains such provisions.

Massachusetts Business Trusts

The Trust, of which each Fund is a series, is organized as a Massachusetts business trust and is governed by its Declaration of Trust and by-laws. Under the Trust’s Declaration of Trust, in construing its provisions, the presumption shall be in favor of a grant of power to the trustees of the Trust. Under the Trust’s Declaration of Trust, any action taken or determination made by or pursuant to the direction of the trustees in good faith and consistent with the provisions of the Declaration of Trust shall be final and conclusive and shall be binding upon the Trust and every shareholder. The following is a summary of some of the key provisions of the Trust’s governing documents.

Shareholder Voting. The Trust’s Declaration of Trust provides that shareholders shall not have the power to vote on any matter except: (i) for the election or removal of trustees to the extent and as provided in the Declaration of Trust; and (ii) with respect to such additional matters relating to the Trust as may be required by law or as the trustees may consider and determine necessary or desirable. The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party.

Under the By-Laws of the Trust, there shall be no annual meetings of shareholders except as required by law. A meeting of shareholders of the Trust or any series or class shall be called by the Secretary when ordered by (i) a majority of the trustees then in office, (ii) the Chairman of the Board or (iii) the President of the Trust. Subject to certain exceptions, meetings of shareholders of the Trust or of any series or class shall also be called by the Secretary upon the order of the trustees upon the written request of the shareholders holding shares representing in the aggregate not less than one-third of the voting power of the outstanding shares entitled to vote on the matters specified in such written request provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acting on, and (2) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders.

Under the By-Laws, the holders of outstanding shares entitled to vote and present in person or by proxy representing 30% of the voting power of the Trust shall constitute a quorum at any meeting of shareholders, except that where pursuant to any provision of law, the Declaration of Trust or the By-Laws a vote shall be taken by individual series or class then the outstanding shares entitled to vote and present in person or by proxy representing 30% of the voting power of that series or class shall be necessary to constitute a quorum for the transaction of business by that series or class.

The shareholders shall take action by the affirmative vote of the holders of shares representing a majority, except in case of the election of trustees which shall only require a plurality, of votes cast at a meeting of shareholders at which a quorum is present, except as may be otherwise required by applicable law or any provision of the Declaration of Trust or the By-Laws.

Shareholders have no power to vote on any matter except as required by applicable law or the governing documents, or as is otherwise determined by the trustees.

Election and Removal of Trustees. The Declaration of Trust provides that the trustees determine the size of the Board of Trustees. Subject to certain exceptions, each trustee shall hold office until the next meeting of shareholders called for the purpose of considering the election or re-election of such trustee or of a successor to such trustee, and until his successor, if any, is elected, qualified and serving as a trustee thereunder. Any trustee vacancy may be filled by the affirmative vote or consent of a majority of the trustees then in office, except when a shareholder vote is required under the 1940 Act. Therefore, there will be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. Trustees are then elected by a plurality vote of the shareholders. Under the Declaration of Trust, if for any reason there are no trustees then in office, vacancies may be filled by certain officers of the Trust or may be filled in any other manner permitted by the 1940 Act. Subject to certain exceptions for resignation and retirement, any trustee may be removed from office only (i) by action of at least two-thirds (2/3) of the voting power of the outstanding shares, or (ii) by the action of at least two-thirds (2/3) of the remaining trustees, specifying the date when such removal shall become effective.

Issuance of Shares. Under the Declaration of Trust, the number of shares is unlimited. The trustees may authorize shares of the Trust to be issued either for cash or for such other consideration and on such terms as the trustees from time to time deem advisable. Shareholders shall not have any right to acquire, purchase or subscribe for any additional shares, or have any preference, preemptive, appraisal, conversion or exchange rights, except as the trustees may determine from time to time.

Series and Classes. The Declaration of Trust gives broad authority to the trustees to establish series and classes in addition to those currently established and to determine the rights, preferences, privileges, limitations and restrictions and such other relative terms as shall be determined by the trustees from time to time. The trustees are also authorized to terminate the Trust or any series at any time upon written notice to the shareholders of the Trust or such series, as the case may be, and may terminate a class at any time without notice to shareholders.

Amendments to Declarations of Trust. A majority of the trustees of the Trust then in office may vote to amend or otherwise supplement the Declaration of Trust with certain limitations. Any amendment to the provisions relating to the qualification and number, term and election, resignation and removal, or certain other provisions regarding the trustees contained in its Declaration of Trust requires the approval of two-thirds of the trustees. Additionally, the Declaration of Trust may not be amended to impair any exemption from or limitation of personal liability of any shareholder, trustee, officer or employee of the Trust or limit the rights to indemnification, advancement of expenses or insurance provided in certain provisions of the Declaration of Trust with respect to actions or omissions of persons entitled to indemnification, advancement or insurance under such provisions of the Declaration of Trust prior to such amendment.

Shareholder, Trustee and Officer Liability. The Declaration of Trust provides that shareholders have no personal liability for any debt, liability, obligation or expense of the Trust or any series or class and require the Trust or applicable series to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. In addition, the Trust or applicable series will assume the defense of any claim against its shareholder for any act or obligation of the Trust or applicable series at the request of the shareholder and satisfy the judgement thereon. Similarly, the Declaration of Trust provides that any person who is a trustee, officer or employee of the Trust is not personally liable to any person in connection with the affairs of the Trust, other than to the Trust and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. Subject to certain exceptions and limitations, the Declaration of Trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The Declaration of Trust also provides that the trustees may rely in good faith on expert advice.

Preemptive Rights. Pursuant to the Declaration of Trust, shareholders have no preemptive rights or other rights to subscribe to additional shares except as the trustees may determine.

Derivative Actions. The Declaration of Trust provides that no shareholders may bring a derivative or similar action or proceeding in the right of the Trust or any series to recover a judgment in its favor unless the conditions set forth in the Declaration have been met, including, among other things, making a written demand on the trustees to request that the trustees cause the Trust to file the action itself on behalf of the affected series or class pursuant to the process and requirements set forth in the Declaration.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Trust and under applicable state law and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Capitalization

The following tables set forth the unaudited capitalization and ratios of the Target Fund and the Acquiring Fund as of March 31, 2018, and the pro forma capitalization of the combined fund after the Reorganization. There is no assurance that the Reorganization will occur. These numbers may differ at the Closing Date of the Reorganization.

Pro Forma Condensed Combined Capitalization Table and Ratios

as of March 31, 2018 (Unaudited)

	Target Fund	Acquiring Fund	Pro Forma Adjustments(1)	Pro Forma Acquiring Fund
Net Assets
Investor Class	$60,269,644	$161,825,757	$(162,374)	$221,933,027
Institutional Class	10,340,393	4,387,459	(27,858)	14,699,994

Total	$70,610,037	$166,213,216	$(190,232)	$236,633,021

Shares Outstanding
Investor Class	4,850,856	18,590,178	2,058,026	25,499,060
Institutional Class	824,929	504,720	361,784	1,691,433

Total	5,675,785	19,094,898	2,419,810	27,190,493

	Target Fund	Acquiring Fund	Pro Forma Acquiring Fund
Net Asset Value Per Share
Investor Class	$12.42	$8.70	$8.70
Institutional Class	$12.53	$8.69	$8.69
Shares Authorized
Investor Class	Unlimited	Unlimited	Unlimited
Institutional Class	Unlimited	Unlimited	Unlimited
Ratio of Expense to Average Net Assets
Before Fee Waivers
Investor Class	1.91%	1.18%	1.20%
Institutional Class	1.77%	1.53%	1.13%

After Fee Waivers
Investor Class	1.86%	1.10%	1.10%
Institutional Class	1.36%	0.95%	0.95%

(1)

The pro forma balances are presented as if the Reorganization was effective as of March 31, 2018, and are presented for informational purposes only. The actual Closing Date of the Reorganization is expected to be on or about September 7, 2018 or such later time agreed to by the parties, at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganization.

(2)

The costs of the Reorganization will be split equally between the Advisor and Target Fund, subject to the expense cap limitations. The estimated expenses in connection with the Reorganization for the Target Fund is $394,000. Amounts charged to the Target Fund will generally be allocated between its share classes based on the relative net assets of the share classes, except that each class separately bears expenses related specifically to that class. To the extent that the Target Fund’s expenses, including Reorganization expenses, exceeds the Fund’s current expense cap on the respective share class, the Advisor will absorb the portion of the Reorganization expenses necessary for the Fund to operate within its respective cap. Based on current expense levels, it is anticipated that the Advisor will absorb a significant portion of the Reorganization expenses charged to the Target Fund. The Acquiring Fund is estimated to incur approximately $20,000 in brokerage commissions resulting from investing cash received in the Reorganization. If the Reorganization is not approved or completed, the Advisor will pay all expenses associated with the Reorganization. See the section entitled “The Proposed Reorganization—Reorganization Expenses” in the Proxy Statement/Prospectus for additional information.

(3)

Reflects the issuance by the Acquiring Fund of approximately 6,908,882 Investor Class shares and 1,186,713 Institutional Class shares to Investor Class and Institutional Class shareholders, respectively, of the Target Fund in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the issuance of Investor Class and Institutional Class shares of the Acquiring Fund pursuant to the Agreement will be passed on by Chapman and Cutler, LLP, 111 West Monroe Street, Chicago, Illinois 60603 and Morgan, Lewis & Bockius, LLP, One Federal Street, Boston, MA 02110-1726.

Information Filed with the Securities and Exchange Commission

This Proxy Statement/Prospectus and the related Proxy Statement/Prospectus SAI do not contain all the information set forth in the registration statements and the exhibits relating thereto and the annual and semi-annual reports which the Funds have filed with the SEC pursuant to the applicable requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number for the registration statement containing the current Prospectus and Statement of Additional Information for each class of each Fund is Registration No. 811-4920. Each Prospectus and Statement of Additional Information relating to the respective Fund of each share class of the Fund are incorporated herein by reference, only insofar as they relate to the Funds.

OTHER INFORMATION

Shareholders of the Funds

For each Fund, the following tables set forth the percentage of ownership of each person who, as of June 30, 2018, the record date with respect to the Special Meeting of the Target Fund, owns of record, or is known by the Fund to own of record or beneficially, 5% or more of any class of shares of the Fund. The tables also set forth the estimated percentage of shares of the combined fund that would have been owned by such parties assuming the Reorganization occurred on June 30, 2018. These amounts may differ on the Closing Date. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the shares) of the Target Fund may be able to control the Target Fund and determine the outcome of a shareholder meeting.

Target Fund - Long/Short Fund
Class Name	Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of Combined Fund After Reorganization of Target Fund into Acquiring Fund
Institutional	National Financial Services Corp for	34.31%	19.57%
	the Exclusive Benefit of Our Customers
	One World Financial Center
	New York, NY 10281
Institutional	Charles Schwab & Co. Inc.	28.15%	16.06%
	Special Acct for the Benefit
	211 Main St.
	San Francisco, CA 94105
Institutional	First Clearing LLC	12.68%	7.23%
	Special Cust A/C Benefit of Customer
	Saint Louis, MO 63103
Investor	National Financial Services Corp for	42.62%	11.24%
	the Exclusive Benefit of Our Customers
	One World Financial Center
	New York, NY 10281

Target Fund - Long/Short Fund
Class Name	Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of Combined Fund After Reorganization of Target Fund into Acquiring Fund
Investor	Charles Schwab & Co. Inc.	17.86%	4.71%
	Special Custody Acct Attn Mutual Funds
	San Francisco, CA 94101
Investor	LPL Financial	7.35%	1.94%
	Attn Mutual Fund Trading
	San Diego, CA 92121
Investor	TD Ameritrade Inc. for the Exclusive	6.01%	1.58%
	Benefit of our Clients
	P.O. Box 2226
	Omaha, NE 68103

Acquiring Fund - Global Value Fund
Class Name	Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of Combined Fund After Reorganization of Target Fund into Acquiring Fund
Institutional	National Financial Services Corp. for	55.96%	24.03%
	the Exclusive Benefit of our Customers
	One World Financial Center
	New York, NY 10281
Institutional	Charles Schwab & Co, Inc.	17.96%	7.71%
	211 Main Street
	San Francisco, CA 94105
Institutional	TD Ameritrade Inc. for the Exclusive	16.54%	7.10%
	Benefit of our Clients
	P.O. Box 2226
	Omaha, NE 68103
Institutional	First Clearing LLC	5.96%	2.56%
	2801 Market Street
	Saint Louis, MO 63103
Investor	National Financial Services Corp. for	47.65%	35.09%
	the Exclusive Benefit of our Customers
	One World Financial Center
	New York, NY 10281
Investor	Charles Schwab & Co, Inc.	25.59%	18.85%
	101 Montgomery Street
	San Francisco, CA 94104

Acquiring Fund - Global Value Fund
Class Name	Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of Combined Fund After Reorganization of Target Fund into Acquiring Fund
Investor	DCGT as TTEE and/or Cust FBO	5.57%	4.10%
	PLIC Various Retirement Plans
	Attn NPIO Trade Desk
	Des Moines, IA 50392

At the close of business on June 30, 2018, there were 4,292,728 Investor Class shares and 485,520 Institutional Class shares of the Target Fund outstanding. As of June 30, 2018, the Trustees and officers of the Target Fund as a group owned less than 1% of the total outstanding shares of the Target Fund and as a group owned less than 1% of each class of shares of the Target Fund.

At the close of business on June 30, 2018, there were 17,472,818 Investor Class shares and 538,553 Institutional Class shares of the Acquiring Fund outstanding. As of June 30, 2018, the Trustees and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding shares of the Acquiring Fund and as a group owned less than 1% of each class of shares of the Acquiring Fund.

Shareholder Proposals

The Funds generally do not hold annual shareholders’ meetings but will hold a special meeting as required or deemed desirable. Because the Funds do not hold regular meetings of shareholders, the anticipated date of a Fund’s next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any meeting of a Fund’s shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposal to the respective Fund at 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108.

Shareholder Communications

Shareholders who want to communicate with the Board of Trustees or any individual Trustee should write to their Fund, to the attention of Russell Biles, Secretary of the Funds, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108. The letter should indicate that you are a Fund shareholder and identify the Fund or Funds that you own and with respect to which Fund or Funds your letter is concerned. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chair of the nominating and governance committee and to the Board of Trustees’ independent legal counsel for further distribution as deemed appropriate by such persons.

Proxy Statement/Prospectus Delivery

Please note that only one Proxy Statement/Prospectus may be delivered to two or more shareholders of the Target Fund who share an address, unless the Target Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement/ Prospectus, or for instructions as to how to request a separate copy of such document or how to request a single copy if multiple copies of such document are received, shareholders should call Wasatch Funds at (800) 551-1700 or write to Wasatch Funds at PO BOX 2172, Milwaukee WI 53201

Financial Statements

The pro forma financial statements for the Acquiring Fund are set forth herein as Appendix B.

VOTING INFORMATION AND REQUIREMENTS

Holders of shares of the Target Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally.

Shareholder Approval of the Reorganization

Approval of the Reorganization will require the affirmative vote of the holders of a majority of the outstanding voting securities of the Target Fund entitled to vote. This means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (2) more than 50% of the outstanding voting securities, whichever is less.

Voting by Proxy

Each valid proxy given by a shareholder of the Target Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy, as recommended by the Board of Trustees, “FOR” approval of the Reorganization. Abstentions and broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) count as present for purposes of determining quorum but do not count as votes “FOR” the Reorganization and have the same effect as a vote “AGAINST” the Reorganization.

Shareholders who execute proxies may revoke their proxy at any time before the proxy is voted by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting or adjournment or postponement thereof and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

Quorum and Other Voting Requirements

The presence in person or by proxy of the holders of 30% of the shares of the Target Fund issued and outstanding and entitled to vote at the Special Meeting shall constitute a quorum for the transaction of any business. For purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes, shall be counted.

If a quorum is not obtained, the trustee or officer presiding at the Special Meeting may adjourn the meeting to permit further solicitation of proxies. The Special Meeting may also be adjourned by the trustee or officer presiding at the Special Meeting with respect to one or more matters to be considered at the meeting, even if a quorum is present with respect to such matters, when such adjournment is approved by the vote of the holders of shares representing a majority of the voting power of the Shares present and entitled to vote with respect to the matter or matters adjourned. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting that are represented by broker non-votes may, at the direction of the proxies named therein, be voted in favor of such an adjournment. An adjourned meeting may be held without further notice if the date, time and place were announced at the time of adjournment.

Proxies of shareholders of the Target Fund are solicited by the Board of Trustees of the Trust. Additional solicitation may be made by mail, telephone, email, internet or other electronic means or oral communications by representatives of the Advisor or Wasatch, or by dealers or their representatives. As noted above, the Trust has retained AST Fund Solutions to assist in the solicitation of proxies.

It is not anticipated that any action will be asked of the shareholders of the Target Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

July 27, 2018

Please sign and return your proxy promptly.

Your vote is important, and your participation in the affairs of your Fund does make a difference.

APPENDIX A:

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [ ] day of [ ], 2017 by Wasatch Funds Trust, a Massachusetts business trust (the “Trust”), on behalf of and between Wasatch Global Value Fund, a series of the Trust (the “Acquiring Fund”), and Wasatch Long/Short Fund, a series of the Trust (the “Target Fund”), and Wasatch Advisors, Inc. (for purposes of Section 9.1 of the Agreement only), the investment adviser to each of the Acquiring Fund and the Target Fund (the “Adviser”). The Acquiring Fund and the Target Fund may each be referred to herein as a “Fund” and may collectively be referred to herein as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Investor Class and Institutional Class shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution, by class, of all the Acquiring Fund Shares to the shareholders of each corresponding class of the Target Fund, in complete liquidation and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, each Fund is a separate series of the Trust, each Fund has designated two separate classes, an Investor Class and an Institutional Class, and the Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has made the determinations required by Rule 17a-8 under the 1940 Act with respect to the Target Fund and Acquiring Fund, respectively.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR

ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE

TARGET FUND LIABILITIES AND TERMINATION AND

LIQUIDATION OF THE TARGET FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to deliver to the Target Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all the liabilities of the Target Fund, as set forth in Section 1.3. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2 ASSETS TO BE TRANSFERRED. The Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing.

The Target Fund will, within a reasonable period of time before the Closing Date, as such term is defined in Section 3.1, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the list provided by the Acquiring Fund before the Closing. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board or the Adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Target Fund.

1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement.

1.4 LIQUIDATING DISTRIBUTION. As of the Effective Time, the Target Fund will distribute in complete liquidation of the Target Fund each class of the Acquiring Fund Shares received pursuant to Section 1.1 to its shareholders of record with respect to each corresponding class of shares, determined as of the time of such distribution (each a “Target Fund Shareholder” and collectively, the “Target Fund Shareholders”), on a pro rata basis within that class. Such distribution will be accomplished with respect to each class of shares of the Target Fund by the transfer of the Acquiring Fund Shares of the corresponding class then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders of such class. All issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund and retired. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued to the Target Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Target Fund Shareholders.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares due a Target Fund Shareholder pursuant to Section 1.4 that result from such issuance being made to an account in a name other than the registered holder of such Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 LIQUIDATION AND TERMINATION. The Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law promptly following the Closing and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date.

1.8 REPORTING. Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.9 BOOKS AND RECORDS. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Target Fund’s assets and liabilities shall be computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share per class of Acquiring Fund Shares shall be the net asset value per share for such class computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the net assets as described in Article I, shall be determined with respect to each class by dividing the value of the assets (net of liabilities) with respect to each class of shares of the Target Fund determined in accordance with Section 2.1 by the net asset value of an Acquiring Fund Share of the corresponding class determined in accordance with Section 2.2. Shareholders of record of Investor Class shares of the Target Fund at the Closing will be credited with full and fractional Investor Class shares of the Acquiring Fund. Shareholders of record of Institutional Class shares of the Target Fund at the Closing will be credited with full and fractional Institutional Class shares of the Acquiring Fund.

2.4 EFFECT OF SUSPENSION IN TRADING. In the event that on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until at least the first business day when trading is fully resumed and reporting is restored.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING. The Closing shall occur on September 7, 2018 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time on the Closing Date (the “Effective Time”). The Closing shall be held as of the close of business at the offices of Wasatch Advisors, Inc. in Salt Lake City, Utah or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall cause its transfer agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that such transfer agent’s records contain the names and addresses of all the Investor Class and Institutional Class Shareholders, and the number and percentage ownership of outstanding shares per class owned by each such shareholder as of the Closing. The Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Target Fund a confirmation evidencing the Investor Class and Institutional Class Acquiring Fund Shares to be credited at the Closing to the Secretary of the Trust or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1     REPRESENTATIONS OF THE TARGET FUND. The Trust, on behalf of the

Target Fund, represents and warrants as follows:

(a)      The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)      The Target Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust, as amended (the “Declaration of Trust”).

(c)      The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)      The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any provision of the Trust’s Declaration of Trust or By-Laws, as amended and restated (the “By-Laws”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e)      Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to the Target Fund before the Closing.

(f)      No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)      The financial statements of the Target Fund as of September 30, 2017, and for the year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of September 30, 2017, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)      Since the date of the financial statements referred to in subsection

(g)      above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(i)      All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to in subsection (g) above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j)      All issued and outstanding shares of the Target Fund are, and as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund (recognizing that under Massachusetts law, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(k)      At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets free and clear of any liens, encumbrances and restrictions on transfer, except those liens, encumbrances and restrictions for which the Acquiring Fund has received written notice of prior to the Closing and not objected to, and the Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(l)      The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund including the determinations of the Board required by Rule 17a-8(a) of the 1940 Act. Subject to approval by the Target Fund shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)      The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n)      From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Target Fund for use in the Registration Statement, Proxy Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)      For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a) (2) of the Code and its net capital gain (after reduction for any available capital loss carryforward) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

4.2     REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)      The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)      The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c)      The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)      The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)      No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)      The financial statements of the Acquiring Fund as of September 30, 2017 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of September 30, 2017, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)      Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)      All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)      All issued and outstanding shares of the Acquiring Fund are, and, as of the Closing will be, duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

(j)      The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determination of the Board required pursuant to Rule 17a-8(a) of the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)      The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the time of the Closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(l)      The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(m)      From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Registration Statement, Proxy Materials and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)      For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

ARTICLE V

COVENANTS OF THE FUNDS

5.1    OPERATION IN ORDINARY COURSE. Subject to Sections 1.2 and 7.3, each of the Acquiring Fund and the Target Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2    APPROVAL OF SHAREHOLDERS. The Trust will call a special meeting of the Target Fund shareholders to consider and act upon this Agreement (and the transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3    INVESTMENT REPRESENTATION. The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4    ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5    FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6    STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Trust’s Controller or Treasurer, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7    PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Target Fund for distribution to Target Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8    TAX STATUS OF REORGANIZATION. The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund or the Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Target Fund, the Acquiring Fund and the Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.6 herein.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1    The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate executed in its name by the Trust’s President or any Vice President, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations, covenants, and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing, and as to such other matters as the Target Fund shall reasonably request.

6.2    The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Acquiring Fund prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1    The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust’s Chief Administrative Officer or any Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations, covenants, and warranties of the Trust, on behalf of the Target Fund, made in this Agreement are true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing, and as to such other matters as the Acquiring Fund shall reasonably request.

7.2    The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Trust.

7.3    The Target Fund shall have declared and paid prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

7.4    The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Target Fund prior to or at the Closing.

7.5    The Target Fund shall have delivered to the Acquiring Fund such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Target Fund and the Acquiring Fund to consummate the transactions provided for herein shall also be subject to the fulfillment (or waiver by the affected parties) of the following conditions:

8.1    This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of the Trust’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.1.

8.2    On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3    All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4    The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    The Funds shall have received on the Closing Date an opinion from Chapman and Cutler LLP and/or Morgan Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that:

(a)      The Trust is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts.

(b)      The execution and delivery of the Agreement by the Trust, on behalf of the Funds, did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to the Agreement and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Declaration of Trust or By-Laws.

(c)      To the knowledge of such counsel, and without any independent investigation, (i) the Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) all regulatory consents, authorizations, orders, approvals or filings required to be obtained or made by a Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the transfer of the Target Fund’s assets and liabilities in exchange for Acquiring Fund Shares, and for the issuance of Acquiring Fund Shares, as applicable, and all other transactions pursuant to the Agreement have been obtained or made.

8.6    The Funds shall have received on the Closing Date an opinion of Chapman and Cutler LLP addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)      The transfer of all the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund immediately followed by the pro rata, by class, distribution to the Target Fund Shareholders of all the Acquiring Fund Shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)      No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(c)      No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)      No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)      The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

(f)      The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization. The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on certain factual representations, reasonable assumptions and such other representations as Chapman and Cutler LLP may request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.6.

ARTICLE IX

EXPENSES

9.1    The Adviser and the Target Fund will each pay one-half of the expenses incurred in connection with the Reorganization (“Reorganization Expenses”), subject to any contractual expense cap limitation then in effect. Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; (g) brokerage commissions incurred by the Target Fund in connection with its portfolio repositioning for the Reorganization; and (h) other related administrative or operational costs. To the extent that the payment of Reorganization Expenses would cause the Target Fund to exceed its contractual expense cap then in effect, the Adviser or an affiliate thereof will reimburse the portion of Reorganization Expenses necessary for the Target Fund to operate within its cap. for each share class. Notwithstanding any other agreement between the Advisor and the Trust, the Advisor will not recoup any Reorganization expenses paid pursuant to this section. If the Reorganization is not consummated, the Adviser or an affiliate thereof will bear full responsibility for payment of the Reorganization Expenses.

9.2    Each Fund represents and warrants to the other Fund that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3    Notwithstanding the foregoing, Reorganization Expenses will in any event be paid by the party directly incurring such Reorganization Expenses if and to the extent that the payment by another party of such Reorganization Expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

10.1    The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1    This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the Trust’s President, or any Vice President without further action by the Board. In addition, either Fund may, at its option, terminate this Agreement at or before the Closing due to:

(a)      a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing, if not cured within 30 days of notification to the breaching party and prior to the Closing;

(b)      a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)      a determination by the Board that the consummation of the transactions contemplated herein is not in the best interests of the Target Fund or Acquiring Fund, respectively.

ARTICLE XII

AMENDMENTS

12.1    This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust as specifically authorized by the Board; provided, however, that following the meeting of the Target Fund shareholders called by the Target Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1    The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3    This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5    It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the property of such Fund, as provided in the Trust’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust, on behalf of each Fund, and signed by authorized officers of the Trust acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such Fund as provided in the Trust’s Declaration of Trust.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

WASATCH FUNDS TRUST, on behalf of the Wasatch Long/Short Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

WASATCH FUNDS TRUST, on behalf of Wasatch Global Value Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

WASATCH ADVISORS INC.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

Appendix B

Pro Forma Financial Statements for the Reorganization of Wasatch Long/Short Fund (the “Target Fund”) into Wasatch Global Value Fund (the “Acquiring Fund”)

The unaudited pro forma financial statements are presented to show the effect of the proposed Reorganization of the Wasatch Long/Short Fund (the “Target Fund”) into the Wasatch Global Value Fund (the “Acquiring Fund”) (formerly Wasatch Large Cap Value Fund), each an open-end management investment company under the Investment Company Act of 1940, as amended. The Pro Forma Schedule of Investments and the Pro Forma Statement of Assets and Liabilities are presented for the Acquiring Fund, the Target Fund and the combination of the Acquiring Fund and the Target Fund (the “Pro Forma Acquiring Fund”) as of March 31, 2018. The Pro Forma Statement of Operations is presented for the Acquiring Fund, the Target Fund and the Pro Forma Acquiring Fund for the period from April 1, 2017 through March 31, 2018.

Pro Forma Combined Schedule of Investments

As of March 31, 2018 (Unaudited)

	Target Fund Long/Short Fund	Acquiring Fund Global Value Fund+	Pro Forma Acquiring Fund	Target Fund Long/ Short Fund	Acquiring Fund Global Value Fund+		Pro Forma Acquiring Fund

	Shares	Shares	Shares	Value	Value	Adjustments	Value

Common Stocks 95.0% †
Airlines 1.7%

Japan Airlines Co. Ltd. (Japan)	—	101,000	101,000	$—	$4,064,489	$—	$4,064,489

Automobile Manufacturers 0.4%

General Motors Co.#	28,500	—	28,500	1,035,690	—	—	1,035,690

Communications Equipment 4.6%

Cisco Systems, Inc.††	90,200	163,000	253,200	3,868,678	6,991,070	—	10,859,748

Construction & Engineering 1.0%

CTCI Corp. (Taiwan)	—	1,360,000	1,360,000	—	2,259,903	—	2,259,903

Data Processing & Outsourced Services 0.7%

Cielo S.A. (Brazil)	—	250,000	250,000	—	1,566,736	—	1,566,736

Diversified Banks 16.9%

BNP Paribas S.A. (France)	—	57,000	57,000		4,227,159		4,227,159
Citigroup, Inc.#	49,016	80,000	129,016	3,308,580	5,400,000	—	8,708,580
ING Groep N.V., ADR (Netherlands)	136,800	297,000	433,800	2,316,024	5,028,210	—	7,344,234
Mizuho Financial Group, Inc. (Japan)	—	2,750,000	2,750,000	—	4,946,666	—	4,946,666
Nordea Bank AB (Sweden)	—	565,000	565,000	—	6,045,478	—	6,045,478

Wells Fargo & Co.	54,000	112,000	166,000	2,830,140	5,869,920	—	8,700,060

				8,454,744	31,517,433	—	39,972,177

	Target Fund Long/Short Fund	Acquiring Fund Global Value Fund+	Pro Forma Acquiring Fund	Target Fund Long/ Short Fund	Acquiring Fund Global Value Fund+		Pro Forma Acquiring Fund

	Shares	Shares	Shares	Value	Value	Adjustments	Value

Drug Retail 3.6%

CVS Health Corp.	32,000	103,000	135,000	1,990,720	6,407,630	—	8,398,350

Electric Utilities 6.2%

Entergy Corp.	9,000	23,000	32,000	709,020	1,811,940		2,520,960
Exelon Corp.†† #	110,135	198,000	308,135	4,296,366	7,723,980	—	12,020,346

				5,005,386	9,535,920	—	14,541,306

Electrical Components & Equipment 2.7%

Eaton Corp. plc	—	65,000	65,000	—	5,194,150	—	5,194,150
Emerson Electric Co.#	18,023	—	18,023	1,230,971	—	—	1,230,971

				1,230,971	5,194,150	—	6,425,121

Fertilizers & Agricultural Chemicals 0.8%

Mosaic Co. (The)#	79,995	—	79,995	1,942,279	—	—	1,942,279

Food Retail 0.6%

Kroger Co. (The)#	56,600	—	56,600	1,355,004	—	—	1,355,004

Health Care Equipment 0.8%

Medtronic plc#	24,700	—	24,700	1,981,434	—	—	1,981,434

Health Care Services 3.0%

Laboratory Corp. of America Holdings*	13,205	31,000	44,205	2,135,909	5,014,250		7,150,159

Hotels, Resorts & Cruise Lines 0.8%

Extended Stay America, Inc.** #	98,255	—	98,255	1,942,501	—	—	1,942,501

Hypermarkets & Super Centers 1.9%

Wal-Mart Stores, Inc.	—	51,700	51,700	—	4,599,749	—	4,599,749

	Target Fund Long/Short Fund	Acquiring Fund Global Value Fund+	Pro Forma Acquiring Fund	Target Fund Long/ Short Fund	Acquiring Fund Global Value Fund+		Pro Forma Acquiring Fund

	Shares	Shares	Shares	Value	Value	Adjustments	Value

Integrated Oil & Gas 6.9%

Royal Dutch Shell plc ADR (Netherlands)	37,900	89,500	127,400	2,418,399	5,710,995	—	8,129,394
Suncor Energy, Inc. (Canada)	73,000	165,000	238,000	2,521,420	5,699,100	—	8,220,520

				4,939,819	11,410,095	—	16,349,914

Integrated Telecommunication Services 1.3%

AT&T, Inc.#	45,000	—	45,000	1,604,250	—	—	1,604,250

Verizon Communications, Inc.#	30,300	—	30,300	1,448,946	—	—	1,448,946

				3,053,196	—	—	3,053,196

Oil & Gas Drilling 0.8%

Ensco plc, Class A	141,000	310,000	451,000	618,990	1,360,900	—	1,979,890

Oil & Gas Equipment & Services 1.6%

Schlumberger Ltd.	—	59,400	59,400	—	3,847,932	—	3,847,932

Oil & Gas Exploration & Production 1.0%

Anadarko Petroleum Corp.#	40,000	—	40,000	2,416,400	—	—	2,416,400

Oil & Gas Storage & Transportation 1.6%

Enbridge Income Fund Holdings, Inc. (Canada)	—	173,000	173,000	—	3,749,105	—	3,749,105

Other Diversified Financial Services 2.1%

Fubon Financial Holding Co. Ltd. (Taiwan)	—	2,910,000	2,910,000	—	5,010,186	—	5,010,186

	Target Fund Long/Short Fund	Acquiring Fund Global Value Fund+	Pro Forma Acquiring Fund	Target Fund Long/ Short Fund	Acquiring Fund Global Value Fund+		Pro Forma Acquiring Fund

	Shares	Shares	Shares	Value	Value	Adjustments	Value

Packaged Foods & Meats 0.6%

General Mills, Inc.#	31,960		31,960	1,440,118		—	1,440,118

Pharmaceuticals 11.2%

Allergan plc#	8,000		8,000	1,346,320	—	—	1,346,320
Johnson & Johnson#	25,948		25,948	3,325,236	—	—	3,325,236
Novartis AG (Switzerland)	39,273	80,575	119,848	3,175,222	6,516,977	—	9,692,199
Pfizer, Inc.††	112,400	226,000	338,400	3,989,076	8,020,740	—	12,009,816

				11,835,854	14,537,717	—	26,373,571

Property & Casualty Insurance 1.9%

Axis Capital Holdings Ltd.		78,100	78,100	—	4,496,217	—	4,496,217

Reinsurance 2.8%

Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Germany)		29,000	29,000	—	6,743,695	—	6,743,695

Semiconductors 0.9%

Tower Semiconductor Ltd.*#(Israel)	75,000		75,000	2,018,250	—	—	2,018,250

Specialized REITs 3.2%

EPR Properties	45,500	91,000	136,500	2,520,700	5,041,400	—	7,562,100

Systems Software 3.9%

Oracle Corp.	59,650	141,000	200,650	2,728,987	6,450,750	—	9,179,737

Technology Hardware, Storage & Peripherals 1.3%

Apple, Inc.†† #	8,000	10,000	18,000	1,342,240	1,677,800	—	3,020,040

	Target Fund Long/Short Fund	Acquiring Fund Global Value Fund+	Pro Forma Acquiring Fund	Target Fund Long/ Short Fund	Acquiring Fund Global Value Fund+		Pro Forma Acquiring Fund

	Shares	Shares	Shares	Value	Value	Adjustments	Value

Tobacco 1.7%

KT&G Corp. (Korea)	—	43,000	43,000	—	4,034,150	—	4,034,150

Water Utilities 1.3%

Guangdong Investment Ltd. (China)	—	2,000,000	2,000,000	—	3,168,533	—	3,168,533

Wireless Telecommunication Services 5.2%

ChinaMobile Ltd. (China)	—	720,000	720,000	—	6,599,082	—	6,599,082
NTT DOCOMO, Inc. (Japan)	—	220,100	220,100	—	5,619,112	—	5,619,112

				—	12,218,194	—	12,218,194

Total Common Stocks (Cost $207,036,342)				63,857,870	160,898,004	—	224,755,874

Limited Partnership Interest (1.1%)
Asset Management & Custody Banks (1.1%)

Blackstone Group L.P. (The)†† #	80,892	—	80,892	2,584,499	—	—	2,584,499

Total Limited Partnership Interest (Cost $2,437,027)	—			2,584,499	—	—	2,584,499

	Target Fund Long/Short Fund	Acquiring Fund Global Value Fund+	Pro Forma Acquiring Fund	Target Fund Long/ Short Fund	Acquiring Fund Global Value Fund+		Pro Forma Acquiring Fund

	Principal Amount	Principal Amount	Principal Amount	Value	Value		Value

Short-Term Investments (4.6%)

Repurchase Agreements (4.6%)

Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $3,820,000 of United States Treasury Notes 0.125% due 7/15/24; value:$1,526,397; United States Treasury Notes 2.250% due 10/31/24; value: $ 2,278,047; repurchase proceeds:

$3,729,776 (cost $3,729,660)	$3,729,660	$—	$3,729,660	$3,729,660	$—	$643,255	$4,372,915

Repurchase Agreement dated 3/29/18, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $6,810,000 of United States Treasury Notes 2.000% due 5/31/24; value:
$6,458,942; repurchase proceeds: $6,458,942	$—	$6,458,741	$6,458,741	$—	$6,458,741	$—	$6,458,741

Total Short-Term Investments (Cost $10,831,656)				3,729,660	6,458,741	643,255	10,831,656

Total Investments (100.7%) (Cost $220,305,025)				70,172,029	167,356,745	643,255	238,172,029

Liabilities in Excess of Other Assets (0.7%)				438,008	(1,143,529)	(833,487)	(1,539,008)

Net Assets (100.0%)				$70,610,037	$166,213,216	$(190,232)	$236,633,021

	Target Fund Long/ Short Fund	Acquiring Fund Global Value Fund+	Pro Forma Acquiring Fund	Target Fund Long/ Short Fund	Acquiring Fund Global Value Fund+		Pro Forma Acquiring Fund

	Shares	Shares	Shares	Value	Value	Adjustments	Value

Securities Sold Short 0.0% ##

Application Software 2.9%

Paycom Software, Inc.*	19,200	—	—	$2,061,888	—	$(2,061,888)	—

Automotive Retail 2.4%

CarMax, Inc.*	27,963	—	—	1,732,028	—	(1,732,028)	—

Copper 2.2%

Freeport-McMoRan, Inc.*	88,000	—	—	1,546,160	—	(1,546,160)	—

Distillers & Vintners 2.7%

Brown-Forman Corp., Class B	35,625	—	—	1,938,000	—	(1,938,000)	—

Health Care Equipment 2.3%

Inogen, Inc.*	13,500	—	—	1,658,340	—	(1,658,340)	—

Home Furnishing Retail 1.0%

RH*	7,399	—	—	704,977	—	(704,977)	—

Hotels, Resorts & Cruise Lines 2.1%

Choice Hotels International, Inc.	18,120	—	—	1,452,318	—	(1,452,318)	—

Packaged Foods & Meats 4.5%

Blue Buffalo Pet Products, Inc.*	79,200	—	—	3,152,952	—	(3,152,952)	—

Personal Products 3.5%

Estee Lauder Cos., Inc. (The), Class A	16,300	—	—	2,440,436	—	(2,440,436)	—

	Target Fund Long/ Short Fund	Acquiring Fund Global Value Fund+	Pro Forma Acquiring Fund	Target Fund Long/ Short Fund	Acquiring Fund Global Value Fund+		Pro Forma Acquiring Fund

	Shares	Shares	Shares	Value	Value	Adjustments	Value

Pharmaceuticals 2.0%

Prestige Brands Holdings, Inc.*	41,000	—	—	1,382,520	—	(1,382,520)	—

Total Securities Sold Short (proceeds $12,392,190)			18,069,619	—	(18,069,619)	—

+	As of 10/31/17, the Wasatch Large Cap Value Fund changed its name to the Wasatch Global Value Fund.
†	All percentages shown in the Pro Forma Combined Schedule of Investments are based on the Pro Forma Acquiring Fund’s net assets
††	All or a portion of this security has been designated as collateral for short sales. Since the Acquiring Fund will not sell securities short, the collateral will no longer be needed.
*	Non-income producing.
**	Common units.
#

It is currently anticipated that the security, or a portion of the security, may be disposed of before the Reorganization. Actual portfolio sales will depend on portfolio composition, market conditions and other factors at the time of the Reorganization and will be at the discretion of the Portfolio Manager of the Advisor.

##

The Pro Forma Acquiring Fund will not sell securities short. The reduction in Securities sold short on the Pro Forma Acquiring Fund is offset by a reduction in Receivable from broker for securities sold short and an increase in the Repurchase agreements. The industry groups percentage in the Securities sold short section is based upon the Target Fund’s net assets.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Pro Forma Condensed Combined Financial Statements.

WRITTEN OPTION CONTRACTS - March 31, 2018 (Unaudited)

Description	Global Value Fund Exercise Price	Global Value Fund Expiration Date	Global Value Fund Number of Contracts	Global Value Fund Market Value	Global Value Fund Premiums (Received) by Fund	Global Value Fund Unrealized Appreciation

Calls
Apple, Inc.	$190	4/20/2018	(100)	$(1,100)	$(10,321)	$9,221
Cisco Systems, Inc.	$47	5/18/2018	(200)	(7,600)	(21,642)	14,042

Total calls				$(8,700)	$(31,963)	$23,263

Total written option contracts				$(8,700)	$(31,963)	$23,263

WRITTEN OPTION CONTRACTS - March 31, 2018 (Unaudited)

Description	Pro Forma Acquiring Fund Exercise Price	Pro Forma Acquiring Fund Expiration Date	Pro Forma Acquiring Fund Number of Contracts	Pro Forma Acquiring Fund Market Value	Pro Forma Acquiring Fund Premiums (Received) by Fund	Pro Forma Acquiring Fund Unrealized Appreciation
Calls
Apple, Inc.	$190	4/20/2018	(100)	$(1,100)	$(10,321)	$9,221
Cisco Systems, Inc.	$47	5/18/2018	(200)	(7,600)	(21,642)	14,042

Total calls				$(8,700)	$(31,963)	$23,263

Total written option contracts				$(8,700)	$(31,963)	$23,263

Pro Forma Condensed Combined Statement of Assets and Liabilities

As of March 31, 2018 (Unaudited)

	TARGET FUND LONG/ SHORT FUND	ACQUIRING FUND GLOBAL VALUE FUND1	PRO FORMA ADJUSTMENTS		PRO FORMA ACQUIRING FUND
Assets:

Investments, at cost

Unaffiliated issuers	$62,109,169	$147,364,200			$209,473,369

Repurchase agreements	3,729,660	6,458,741	643,2552		10,831,656

	$65,838,829	$153,822,941	$643,255		$220,305,025

Investments, at market value

Unaffiliated issuers	$66,442,369	$160,898,004			$227,340,373

Repurchase agreements	3,729,660	6,458,741	643,2552		10,831,656

	70,172,029	167,356,745	643,255		238,172,029

Receivable for investment securities sold	—	1,356,057			1,356,057
Receivable from broker for securities sold short	18,772,964	—	(18,772,964	)2	—
Receivable from broker for securities options written	—	3			3
Capital shares receivable	2,807	11,621			14,428
Interest and dividends receivable	381,802	515,466			897,268
Prepaid expenses and other assets	13,900	28,042			41,942

Total Assets	89,343,502	169,267,934	(18,129,709)		240,481,727

	TARGET FUND LONG/ SHORT FUND	ACQUIRING FUND GLOBAL VALUE FUND[1]	PRO FORMA ADJUSTMENTS	PRO FORMA ACQUIRING FUND
Liabilities:
Securities sold short, at value (proceeds of $0 and $12,392,190, respectively)	18,069,619	—	(18,069,619)[2]	—
Call options written at value (premiums of $0 and $31,963, respectively)	—	8,700		8,700
Bank overdraft		462,358		462,358
Payable for securities purchased	33,093	2,176,673		2,209,766
Capital shares payable	452,992	163,818		616,810
Dividends payable to shareholders	—	7,323		7,323
Payable to Trustees	135			135
Payable to Advisor	37,225	113,649	(6,768)[3]	144,106
Accrued fund administration fees	6,395	2,654		9,049
Accrued expenses and other liabilities	73,916	119,543		193,459
Dividends payable on securities sold short	60,090	—	(60,090)[2]	—
Payable for reorganization costs			197,000 [4]	197,000

Total Liabilities	18,733,465	3,054,718	(17,939,477)	3,848,706

Net Assets	$70,610,037	$166,213,216	$(190,232)	$236,633,021

Net Assets Consist of:
Capital stock	$56,758	$190,949	$24,198	$271,905
Paid-in-capital in excess of par	234,255,738	137,648,416	(24,198)	371,879,956
Undistributed net investment loss	(135,610)	182,169	(190,232)[3,4]	(143,673)
Undistributed net realized gain (loss) on investments and foreign currency translations	(162,222,620)	14,632,502	(5,677,429)[2]	(153,267,547)
Unrealized appreciation (depreciation) on:
Investments	4,333,200	13,533,804		17,867,004
Options Written		23,263		23,263
Securities sold short	(5,677,429)	—	5,677,429 [2]	—
Foreign currency translations	—	2,113		2,113

Net Assets	$70,610,037	$166,213,216	$(190,232)	$236,633,021

Net Assets
Investor Class	60,269,644	161,825,757	(162,374)	221,933,027
Institutional Class	10,340,393	4,387,459	(27,858)	14,699,994

	TARGET FUND LONG/ SHORT FUND	ACQUIRING FUND GLOBAL VALUE FUND[1]	PRO FORMA ADJUSTMENTS		PRO FORMA ACQUIRING FUND

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	4,850,856	18,590,178	2,058,026	[5]	25,499,060
Institutional Class	824,929	504,720	361,784	[5]	1,691,433
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$12.42	$8.70			$8.70

Institutional Class	$12.53	$8.69			$8.69

[1]	As of 10/31/17, the Wasatch Large Cap Value Fund changed its name to the Wasatch Global Value Fund.
[2]

The Pro Forma Acquiring Fund will not sell securities short. The reduction in Securities sold short on the Pro Forma Acquiring Fund is offset by a reduction in Receivable from broker for securities sold short and an increase in Repurchase agreements. In addition, the Dividends payable on securities sold short is removed from Liabilities and Repurchase agreements because the dividends would not have been received.

[3]	Reflects the impact of applying the Acquiring Fund’s management fee rate to the Pro Forma Acquiring Fund’s payable to the advisor.
[4]

The total estimated expenses of the Reorganization of the Target Fund are $394,000, this includes the legal, audit and proxy solicitation fees of approximately $338,000, and the total brokerage costs of approximately $56,000 for all repositioning. The Advisor and Target Fund have agreed to split evenly the costs of the Reorganization, subject to contractual expenses caps. Accordingly, based on these estimates, approximately $197,000 of these costs are expected to be paid by the Target Fund and approximately $197,000 will be paid by the Advisor. These are estimates and actual amounts may vary. There are some foreign securities that cannot be purchased until the Reorganization is complete. The Acquiring Fund will receive cash to invest in these remaining securities and will bear the cost of the transactions of approximately $20,000. To the extent that the Target Fund’s expenses, including Reorganization expenses, exceed the Fund’s current expense cap, the Advisor will absorb the portion of the Reorganization expenses necessary for the Fund to operate within its respective cap.

[5]

Figures reflect the issuance by the Acquiring Fund of approximately 6,908,882 shares of Investor Class shares and 1,186,713 Institutional Class shares to the Investor Class and Institutional Class shareholders, respectively, of the Target Fund in connection with the Reorganization.

Pro Forma Condensed Combined Statement of Operations

April 1, 2017 through March 31, 2018 (Unaudited)

	TARGET FUND LONG/ SHORT FUND	ACQUIRING FUND GLOBAL VALUE FUND1	PRO FORMA ADJUSTMENTS		PRO FORMA ACQUIRING FUND
Investment Income:
Interest	$32,016	$6,514			$38,530
Dividends[2]	—	—			—
Unaffiliated issuers	1,927,729	5,394,621			7,322,350
Total investment income	1,959,745	5,401,135			7,360,880

Expenses:
Investment advisory fees	1,210,864	1,606,959	(220,157	)3	2,597,666
Shareholder servicing fees—Investor Class	123,013	256,342	(23,678	)4	355,677
Shareholder servicing fees—Institutional Class	3,878	1,612	(2,322	)4	3,168
Fund administration fees	18,585	30,035			48,620
Fund accounting fees	22,171	31,957			54,128
Reports to shareholders—Investor Class	32,814	42,950	(11,600	)4	64,164
Reports to shareholders—Institutional Class	14,552	11,616	(6,285	)4	19,883
Custody fees	8,411	17,063			25,474
Federal and state registration fees—Investor Class	26,289	20,677	(10,325	)4	36,641
Federal and state registration fees—Institutional Class	19,089	12,680	(6,555	)4	25,214
Legal fees	54,108	40,897	(45,489	)4	49,516
Trustees’ fees	22,774	27,865			50,639
Dividends on securities sold short	531,758	—	(531,758	)5	—
Interest	240,761	5,501	(237,370)		8,892
Audit fees	30,846	37,363	(26,536	)4	41,673
Other expenses	17,547	24,008	(5,139	)4	36,416
Total expenses before reimbursement	2,377,460	2,167,525	(1,127,213	)6	3,417,772
Reimbursement of expenses by Advisor	(89,054)	(204,638)	59,738		(233,954)
Net Expenses	2,288,406	1,962,887	(1,067,476)		3,183,817
Net Investment Income (Loss)	(328,661)	3,438,248	1,067,4766		4,177,063

	TARGET FUND LONG/ SHORT FUND	ACQUIRING FUND GLOBAL VALUE FUND1	PRO FORMA ADJUSTMENTS		PRO FORMA ACQUIRING FUND
Realized Gain (Loss):
Investments sold	2,368,306	29,924,245	9,166,5805		41,459,131
Foreign currency transactions	148	(59,673)			(59,525)
Net realized gain (loss)	—	—			—

	(10,515,196)	—			(10,515,196)
Change in Unrealized
Appreciation (Depreciation):	(8,146,742)	29,864,572	9,166,580		30,884,410
Investments
Foreign currency translations
Options Written	(3,244,639)	(22,386,180)	(20,000	)6	(25,650,819)
Short positions	—	2,113			2,113
Net change in unrealized appreciation (depreciation)	—	23,263			23,263
Net gain (loss) on investments	5,661,717	—	(5,661,717	)5	—
	2,417,078	(22,360,804)	(5,681,717	)5	(25,625,443)
Net Increase in Net Assets Resulting from Operations	$(5,729,664)	$7,503,768	$3,484,863		$5,258,967

1	As of 10/31/17, the Wasatch Large Cap Value Fund changed its name to Wasatch Global Value Fund.
2	Net of $38,636 and $310,900 in foreign withholding taxes, respectively.
3	Reflects the impact of applying the Acquiring Fund’s management fee rate to the Pro Forma Acquiring Fund’s average net assets.
4	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.
5	The Pro Forma Acquiring Fund will not engage in selling short positions.
6

The total estimated expenses of the Reorganization of the Target Fund are $394,000, this includes the legal, audit and proxy solicitation fees of approximately $338,000, and the total brokerage costs of approximately $56,000 for all repositioning. The Advisor and Target Fund have agreed to split evenly the costs of the Reorganization, subject to contractual expenses caps. Accordingly, based on these estimates, approximately $197,000 of these costs are expected to be paid by the Target Fund and approximately $197,000 will be paid by the Advisor. These are estimates and actual amounts may vary. There are some foreign securities that cannot be purchased until the Reorganization is complete. The Acquiring Fund will receive cash to invest in these remaining securities and will bear the cost of the transactions of approximately $20,000. To the extent that the Target Fund’s expenses, including Reorganization expenses, exceed the Fund’s current expense cap, the Advisor will absorb the portion of the Reorganization expenses necessary for the Fund to operate within its respective cap.

7

Reflects the increase in expense reimbursement payments the Advisor would have made to the Pro Forma Acquiring Fund if the Reorganization had occurred on the first day of the twelve-month period ended March 31, 2018.

Notes to Pro Forma Combined Condensed Financial Statements (Unaudited)

1. DESCRIPTION OF THE FUND

The Wasatch Global Value Fund (the “Acquiring Fund”) (formerly Wasatch Large Cap Value Fund) is a series of Wasatch Funds Trust (the “Trust”) a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

There are two classes of shares in the Acquiring Fund: Investor Class and Institutional Class. Each class of shares has identical rights and privileges except with respect to purchase minimums, distribution and service charges, shareholder services, voting rights on matters affecting a single class of shares and the exchange and conversion features. Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.

The Acquiring Fund is a diversified fund with its own investment strategy. Wasatch Advisors, Inc. (the “Advisor”) is the Acquiring Fund’s investment adviser.

The Acquiring Fund has a lower contractual management fee (0.90%) than that of the Target Fund (1.10%) generally because the Acquiring Fund does not engage in short sales. In addition, the Acquiring Fund’s expense cap following the Reorganization, which will be in effect through January 31, 2020, will result in lower net annual operating expenses for shareholders of each class of the Target Fund during such time.

2. BASIS OF COMBINATION

The accompanying pro forma condensed combined financial statements are presented to show the effect of the proposed acquisition of the Wasatch Long/Short Fund, (“Target Fund”) a series of the Trust, by Acquiring Fund as if such acquisition had taken place as of October 1, 2017.

Under the terms of the Plan of Reorganization, the combination of Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Target Fund in exchange for shares of Acquiring Fund at net asset value. The Statement of Assets and Liabilities of the Target Fund and Acquiring Fund have been combined as of and for the six months ended March 31, 2018. The Statement of Operations of the Target Fund and Acquiring Fund have been combined as of and for the twelve- month period April 1, 2017 through March 31, 2018. Following the reorganization, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for precombination periods of the surviving fund will not be restated.

The total estimated expenses of the Reorganization of the Target Fund are $394,000, this includes the legal, audit and proxy solicitation fees of approximately $338,000, and the total brokerage costs of approximately $56,000 for all repositioning. The Advisor and Target Fund have agreed to split evenly the costs of the Reorganization, subject to contractual expenses caps. Accordingly, based on these estimates, approximately $197,000 of these costs are expected to be paid by the Target Fund and approximately $197,000 will be paid by the Advisor. These are estimates and actual amounts may vary. There are some foreign securities that cannot be purchased until the Reorganization is complete. The Acquiring Fund will receive cash to invest in these remaining securities and will bear the cost of the transactions of approximately $20,000. To the extent that the Target Fund’s expenses, including Reorganization expenses, exceed the Fund’s current expense cap, the Advisor will absorb the portion of the Reorganization expenses necessary for the Fund to operate within its respective cap.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of Acquiring Fund and Target Fund included in their semi-annual report dated March 31, 2018.

The following notes refer to the accompanying pro forma condensed combined financial statements as if the above-mentioned acquisition of Target Fund by Acquiring Fund had taken place as of October 1, 2017.

3. FAIR VALUE MEASUREMENTS AND INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds use various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

●

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Equity Securities (common and preferred stock) – Securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities and listed warrants are valued using a commercial pricing service at the last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on the National Association of Securities Dealer Automated Quotation system (“NASDAQ”), such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on the primary exchange or market on a day, then the security shall be valued at the mean of the last bid and ask price on the primary exchange or market as provided by a pricing service. If the mean cannot be calculated or there is no trade activity on a day, then the security shall be valued at the previous trading day’s price as provided by a pricing service. In some instances, particularly on foreign exchanges, an official close or evaluated price may be used if the pricing service is unable to provide the last trade or most recent mean price. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Additionally, a fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange-traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges, and the securities are categorized in Level 2 of the fair value hierarchy. These valuation procedures apply equally to long or short equity positions in a fund.

The following is a summary of the fair valuations according to the inputs used as of March 31, 2018 in valuing the Funds’ assets and liabilities:

Portfolios	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Adjustments	Value
Assets
Common Stocks	$169,584,933	$55,170,941	$—	$—	$224,755,874
Limited Partnership Interest	2,584,499	—	—	—	2,584,499
Short-Term Investments	—	10,188,401	—	643,2551	10,831,656

	$172,169,432	$65,359,342	$—	$643,255	$238,172,029

Liabilities
Call Options Written	$(8,700)	$—	$—	$—	$(8,700)
Securities Sold Short	(18,069,619)	—	—	18,069,619	—

	$(18,078,319)	$—	$—	$18,069,619	$(8,700)

[1]

The Pro Forma Acquiring Fund will not sell securities short. The reduction in Securities sold short on the Pro Forma Acquiring Fund is offset by a reduction in Receivable from broker for securities sold short and an increase in the Repurchase agreements.

4. CAPITAL SHARES

The pro forma net asset value per share assumes the issuance of shares of Acquiring Fund that would have been issued at March 31, 2018, in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Target Fund, as of March 31, 2018, divided by the net asset value per share of the shares of Acquiring Fund as of March 31, 2018. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at March 31, 2018:

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post- Combination
Investor Class	18,590,178	6,908,882	25,499,060
Institutional Class	504,720	1,186,713	1,691,433

5. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the Acquiring Fund is $153,822,941 for financial accounting and $155,140,325 for Federal income tax purposes. The difference in cost is attributable to the tax deferral of losses on wash sales. The difference between financial accounting and Federal income tax cost of investments for the Target Fund is immaterial. The tax cost of investments will remain unchanged for the combined fund.

Capital Loss Carryforwards as of September 30, 2017 are as follows:

	Non-expiring
Fund	Short Term	Long Term

Long/Short Fund	$26,195,256	$127,709,466

The Fund has elected to defer losses incurred from November 1, 2016 through September 30, 2017 in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year.

Late-Year
Fund	Ordinary Losses
Long/Short Fund	$455,640

In a tax-free reorganization, losses of the Target Fund are carried over to the Acquiring Fund on the transfer date. There are several rules in Sections 381, 382, 383 and 384 of the Internal Revenue Code that limit the ability of one fund to utilize the losses of another fund after the transfer date and each rule needs to be evaluated independently. Where more than one rule applies, the most restrictive will govern the amount of the losses available to be utilized. It is estimated that the amount of loss that can be utilized per year is approximately $2 million.

STATEMENT OF ADDITIONAL INFORMATION

WASATCH GLOBAL VALUE FUND

Relating to the Acquisition of the Assets and Liabilities of

WASATCH LONG/SHORT FUND

(each a series of Wasatch Funds Trust)

July 27, 2018

505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108 Telephone: (801) 533-0777

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated July 27, 2018 (the “Proxy Statement/Prospectus”) relating specifically to the special meeting of shareholders of Wasatch Long/Short Fund (the “Target Fund”), a series of Wasatch Funds Trust (the “Trust”), to be held on August 30, 2018 at 10:00 a.m., Mountain time and at any and all adjournments and postponements thereof (the “Special Meeting”). At the Special Meeting, shareholders of the Target Fund will be asked to approve the reorganization (the “Reorganization”) of the Target Fund into Wasatch Global Value Fund (the “Acquiring Fund”), also a series of the Trust, as described in the Proxy Statement/Prospectus. The Target Fund and the Acquiring Fund are referred to herein individually as a “Fund” and collectively as the “Funds.” A copy of the Proxy Statement/Prospectus may be obtained upon request and without charge by calling (800) 628-8532 or by writing to: Wasatch Funds at P.O. Box 2172, Milwaukee, Wisconsin 53201-2172.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus. The Reorganization will occur in accordance with the terms of the Agreement and Plan of Reorganization.

B-1

Page
General Information	3
Incorporation of Documents by Reference into the Statement of Additional Information	3
Pro Forma Financial Statements	3

B-2

General Information

This SAI and the Proxy Statement/Prospectus are related to the (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Investor Class and Institutional Class shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of Investor Class and Institutional Class shares of the Acquiring Fund to the shareholders of Investor Class and Institutional Class shares of the Target Fund, respectively, in complete liquidation and termination of the Target Fund (i.e. the Reorganization). If shareholders approve the Reorganization of the Target Fund and the Reorganization is completed, each Target Fund shareholder will receive shares of the Acquiring Fund in an amount equal in total value to the total value of the Target Fund shares surrendered by such shareholder. Shareholders of Investor Class shares of the Target Fund will receive Investor Class shares of the Acquiring Fund. Shareholders of Institutional Class shares of the Target Fund will receive Institutional Class shares of the Acquiring Fund.

Incorporation of Documents by Reference into the Statement of Additional Information

The SAI consists of the cover page, the accompanying pro forma financial statements and related notes and the following documents, each of which has been filed electronically with the Securities and Exchange Commission and are incorporated by reference herein (and legally considered to part of this SAI). Further information about the Funds is contained in each Fund’s Statement of Additional Information for the Investor Class shares and Institutional Class shares. Each Fund’s Statement of Additional Information for Investor Class shares, dated January 31, 2018 and each Fund’s Statement of Additional Information for Institutional Class shares, dated January 31, 2018 (each as filed January 31, 2018) (File Nos. 33-10451 and 811-04920), as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to each Fund. No other parts are incorporated by reference herein.

The audited financial statements and related independent registered public accounting firm’s report for each Fund are contained in the Funds’ Annual Report for the fiscal year ended September 30, 2017 (as filed December 6, 2017) (File No. 811-04920), which is incorporated herein by reference only insofar as it relates to each Fund. The unaudited pro forma financial information for each Fund are contained in the Fund’s Semi-Annual Report for the six-month period ended March 31, 2018 (as filed June 5, 2018) (File No. 811-04920), which is incorporated by reference only insofar as it relates to each Fund. No other parts of each Fund’s Annual Report and Semi-Annual Report are incorporated by reference herein.

Pro Forma Financial Statements

The unaudited pro forma financial information is intended to present the financial condition of the Acquiring Fund as if the Reorganization had been consummated on March 31, 2018 and the results of operations of the Acquiring Fund as if the Reorganization had taken place on the period ended October 1, 2017 through March 31, 2018.

Pro Forma Financial Statements for the Reorganization of Wasatch Long/Short Fund (the “Target Fund”) into Wasatch Global Value Fund (the “Acquiring Fund”)

The unaudited pro forma financial statements are presented to show the effect of the proposed Reorganization of the Target Fund into the Acquiring Fund, each an open-end management investment company under the Investment Company Act of 1940, as amended. The Pro Forma Schedule of Investments and the Pro Forma Statement of Assets and Liabilities are presented for the Acquiring Fund, the Target Fund and the combination of the Acquiring Fund and the Target Fund (the “Pro Forma Acquiring Fund”) as of March 31, 2018. The Pro Forma Statement of Operations is presented for the Acquiring Fund, the Target Fund and the Pro Forma Acquiring Fund for the period from April 1, 2017 through March 31, 2018.

B-3

Pro Forma Combined Schedule of Investments

As of March 31, 2018 (Unaudited)

	Target Fund Long/Short Fund	Acquiring Fund Global Value Fund+	Pro Forma Acquiring Fund	Target Fund Long/Short Fund	Acquiring Fund Global Value Fund+		Pro Forma Acquiring Fund
	Shares	Shares	Shares	Value	Value	Adjust- ments	Value
Common Stocks 95.0% †
Airlines 1.7%

Japan Airlines Co. Ltd. (Japan)	-	101,000	101,000	$-	$4,064,489	$-	$4,064,489
Automobile Manufacturers 0.4%

General Motors Co.#	28,500	-	28,500	1,035,690	-	-	1,035,690
Communications Equipment 4.6%

Cisco Systems, Inc.††	90,200	163,000	253,200	3,868,678	6,991,070	-	10,859,748
Construction & Engineering 1.0%

CTCI Corp. (Taiwan)	-	1,360,000	1,360,000	-	2,259,903	-	2,259,903
Data Processing & Outsourced Services 0.7%

Cielo S.A. (Brazil)	-	250,000	250,000	-	1,566,736	-	1,566,736
Diversified Banks 16.9%

BNP Paribas S.A. (France)	-	57,000	57,000		4,227,159		4,227,159

Citigroup, Inc.#	49,016	80,000	129,016	3,308,580	5,400,000	-	8,708,580

ING Groep N.V., ADR (Netherlands)	136,800	297,000	433,800	2,316,024	5,028,210	-	7,344,234

Mizuho Financial Group, Inc. (Japan)	-	2,750,000	2,750,000	-	4,946,666	-	4,946,666

Nordea Bank AB (Sweden)	-	565,000	565,000	-	6,045,478	-	6,045,478

Wells Fargo & Co.	54,000	112,000	166,000	2,830,140	5,869,920	-	8,700,060

				8,454,744	31,517,433	-	39,972,177

Drug Retail 3.6%

CVS Health Corp.	32,000	103,000	135,000	1,990,720	6,407,630	-	8,398,350
Electric Utilities 6.2%

Entergy Corp.	9,000	23,000	32,000	709,020	1,811,940		2,520,960

Exelon Corp.†† #	110,135	198,000	308,135	4,296,366	7,723,980	-	12,020,346

				5,005,386	9,535,920	-	14,541,306
Electrical Components & Equipment 2.7%

Eaton Corp. plc	-	65,000	65,000	-	5,194,150	-	5,194,150

Emerson Electric Co.#	18,023	-	18,023	1,230,971	-	-	1,230,971
						-

B-4

	Target Fund Long/Short Fund	Acquiring Fund Global Value Fund+	Pro Forma Acquiring Fund	Target Fund Long/Short Fund	Acquiring Fund Global Value Fund+		Pro Forma Acquiring Fund
	Shares	Shares	Shares	Value	Value	Adjust- ments	Value
				1,230,971	5,194,150	-	6,425,121
Fertilizers & Agricultural Chemicals 0.8%

Mosaic Co. (The)#	79,995	-	79,995	1,942,279	-	-	1,942,279
Food Retail 0.6%

Kroger Co. (The)#	56,600	-	56,600	1,355,004	-	-	1,355,004
Health Care Equipment 0.8%

Medtronic plc#	24,700	-	24,700	1,981,434	-	-	1,981,434
Health Care Services 3.0%
Laboratory Corp. of America Holdings*	13,205	31,000	44,205	2,135,909	5,014,250		7,150,159
Hotels, Resorts & Cruise Lines 0.8%

Extended Stay America, Inc.** #	98,255	-	98,255	1,942,501	-	-	1,942,501
Hypermarkets & Super Centers 1.9%

Wal-Mart Stores, Inc.	-	51,700	51,700	-	4,599,749	-	4,599,749

Integrated Oil & Gas 6.9%
Royal Dutch Shell plc ADR (Netherlands)	37,900	89,500	127,400	2,418,399	5,710,995	-	8,129,394

Suncor Energy, Inc. (Canada)	73,000	165,000	238,000	2,521,420	5,699,100	-	8,220,520

				4,939,819	11,410,095	-	16,349,914
Integrated Telecommunication Services 1.3%

AT&T, Inc.#	45,000	-	45,000	1,604,250	-	-	1,604,250

Verizon Communications, Inc.#	30,300	-	30,300	1,448,946	-	-	1,448,946

				3,053,196	-	-	3,053,196
Oil & Gas Drilling 0.8%

Ensco plc, Class A	141,000	310,000	451,000	618,990	1,360,900	-	1,979,890
Oil & Gas Equipment & Services 1.6%

Schlumberger Ltd.	-	59,400	59,400	-	3,847,932	-	3,847,932
Oil & Gas Exploration & Production 1.0%

Anadarko Petroleum Corp.#	40,000	-	40,000	2,416,400	-	-	2,416,400
Oil & Gas Storage & Transportation 1.6%
Enbridge Income Fund Holdings, Inc. (Canada)	-	173,000	173,000	-	3,749,105	-	3,749,105

B-5

	Target Fund Long/Short Fund	Acquiring Fund Global Value Fund+	Pro Forma Acquiring Fund	Target Fund Long/Short Fund	Acquiring Fund Global Value Fund+		Pro Forma Acquiring Fund
	Shares	Shares	Shares	Value	Value	Adjust- ments	Value
Other Diversified Financial Services 2.1%

Fubon Financial Holding Co. Ltd. (Taiwan)	-	2,910,000	2,910,000	-	5,010,186	-	5,010,186
Packaged Foods & Meats 0.6%

General Mills, Inc.#	31,960		31,960	1,440,118		-	1,440,118
Pharmaceuticals 11.2%

Allergan plc#	8,000		8,000	1,346,320	-	-	1,346,320

Johnson & Johnson#	25,948		25,948	3,325,236	-	-	3,325,236

Novartis AG (Switzerland)	39,273	80,575	119,848	3,175,222	6,516,977	-	9,692,199

Pfizer, Inc.††	112,400	226,000	338,400	3,989,076	8,020,740	-	12,009,816

				11,835,854	14,537,717	-	26,373,571
Property & Casualty Insurance 1.9%

Axis Capital Holdings Ltd.		78,100	78,100	-	4,496,217	-	4,496,217

Reinsurance 2.8%

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)		29,000	29,000	-	6,743,695	-	6,743,695
Semiconductors 0.9%

Tower Semiconductor Ltd.* #(Israel)	75,000		75,000	2,018,250	-	-	2,018,250
Specialized REITs 3.2%

EPR Properties	45,500	91,000	136,500	2,520,700	5,041,400	-	7,562,100
Systems Software 3.9%

Oracle Corp.	59,650	141,000	200,650	2,728,987	6,450,750	-	9,179,737
Technology Hardware, Storage & Peripherals 1.3%

Apple, Inc.†† #	8,000	10,000	18,000	1,342,240	1,677,800	-	3,020,040

Tobacco 1.7%

KT&G Corp. (Korea)	-	43,000	43,000	-	4,034,150	-	4,034,150
Water Utilities 1.3%

Guangdong Investment Ltd. (China)	-	2,000,000	2,000,000	-	3,168,533	-	3,168,533
Wireless Telecommunication Services 5.2%

ChinaMobile Ltd. (China)	-	720,000	720,000	-	6,599,082	-	6,599,082

NTT DOCOMO, Inc. (Japan)	-	220,100	220,100	-	5,619,112	-	5,619,112

				-	12,218,194	-	12,218,194

B-6

	Target Fund Long/Short Fund	Acquiring Fund Global Value Fund+	Pro Forma Acquiring Fund	Target Fund Long/Short Fund	Acquiring Fund Global Value Fund+		Pro Forma Acquiring Fund
	Shares	Shares	Shares	Value	Value	Adjust- ments	Value
Total Common Stocks (Cost $207,036,342)				63,857,870	160,898,004	-	224,755,874
Limited Partnership Interest (1.1%)
Asset Management & Custody Banks (1.1%)

Blackstone Group L.P. (The)†† #	80,892	-	80,892	2,584,499	-	-	2,584,499
Total Limited Partnership Interest (Cost $2,437,027)	-			2,584,499	-	-	2,584,499
	Principal Amount	Principal Amount	Principal Amount	Value	Value		Value
Short-Term Investments (4.6%)
Repurchase Agreements (4.6%)
Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $3,820,000 of United States Treasury Notes 0.125% due 7/15/24; value: $1,526,397; United States Treasury Notes 2.250% due 10/31/24; value: $2,278,047; repurchase proceeds: $3,729,776 (cost $3,729,660)	$3,729,660	-	$3,729,660	$3,729,660	-	643,255	4,372,915

Repurchase Agreement dated 3/29/18, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $6,810,000 of United States Treasury Notes 2.000% due 5/31/24; value: $6,458,942; repurchase proceeds: $6,458,942	-	$6,458,741	$6,458,741	$-	$6,458,741	$-	$6,458,741
Total Short-Term Investments (Cost $10,831,656)				3,729,660	6,458,741	643,255	10,831,656
Total Investments (100.7%) (Cost $220,305,025)				70,172,029	167,356,745	643,255	238,172,029
Liabilities in Excess of Other Assets (0.7%)				438,008	(1,143,529)	(833,487)	(1,539,008)
Net Assets (100.0%)				$70,610,037	$166,213,216	$(190,232)	$236,633,021

	Target Fund Long/ Short Fund	Acquiring Fund Global Value Fund+	Pro Forma Acquiring Fund	Target Fund Long/ Short Fund	Acquiring Fund Global Value Fund+		Pro Forma Acquiring Fund
	Shares	Shares	Shares	Value	Value	Adjust- ments	Value

Securities Sold Short 0.0% ##
Application Software 2.9%

Paycom Software, Inc.*	19,200	-	-	$2,061,888	-	$(2,061,888)	-
Automotive Retail 2.4%

CarMax, Inc.*	27,963	-	-	1,732,028	-	(1,732,028)	-
Copper 2.2%

Freeport-McMoRan, Inc.*	88,000	-	-	1,546,160	-	(1,546,160)	-

B-7

	Target Fund Long/Short Fund	Acquiring Fund Global Value Fund+	Pro Forma Acquiring Fund	Target Fund Long/Short Fund	Acquiring Fund Global Value Fund+		Pro Forma Acquiring Fund
	Shares	Shares	Shares	Value	Value	Adjust- ments	Value
Distillers & Vintners 2.7%

Brown-Forman Corp., Class B	35,625	-	-	1,938,000	-	(1,938,000)	-
Health Care Equipment 2.3%

Inogen, Inc.*	13,500	-	-	1,658,340	-	(1,658,340)	-
Home Furnishing Retail 1.0%

RH*	7,399	-	-	704,977	-	(704,977)	-
Hotels, Resorts & Cruise Lines 2.1%

Choice Hotels International, Inc.	18,120	-	-	1,452,318	-	(1,452,318)	-
Packaged Foods & Meats 4.5%

Blue Buffalo Pet Products, Inc.*	79,200	-	-	3,152,952	-	(3,152,952)	-
Personal Products 3.5%

Estee Lauder Cos., Inc. (The), Class A	16,300	-	-	2,440,436	-	(2,440,436)	-
Pharmaceuticals 2.0%

Prestige Brands Holdings, Inc.*	41,000	-	-	1,382,520	-	(1,382,520)	-
Total Securities Sold Short (proceeds $12,392,190)				18,069,619	-	(18,069,619)	-

+As of 10/31/17, the Wasatch Large Cap Value Fund changed its name to the Wasatch Global Value Fund.

†All percentages shown in the Pro Forma Combined Schedule of Investments are based on the Pro Forma Acquiring Fund’s net assets

††All or a portion of this security has been designated as collateral for short sales. Since the Acquiring Fund will not sell securities short, the collateral will no longer be needed.

*Non-income producing.

**Common units.

#It is currently anticipated that the security, or a portion of the security, may be disposed of before the Reorganization. Actual portfolio sales will depend on portfolio composition, market conditions and other factors at the time of the Reorganization and will be at the discretion of the Portfolio Manager of the Advisor.

##The Pro Forma Acquiring Fund will not sell securities short. The reduction in Securities sold short on the Pro Forma Acquiring Fund is offset by a reduction in Receivable from broker for securities sold short and an increase in the Repurchase agreements. The industry groups percentage in the Securities sold short section is based upon the Target Fund’s net assets.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Pro Forma Condensed Combined Financial Statements.

B-8

WRITTEN OPTION CONTRACTS—March 31, 2018 (Unaudited)

	Global Value Fund	Global Value Fund	Global Value Fund	Global Value Fund	Global Value Fund	Global Value Fund
Description	Exercise Price	Expiration Date	Number of Contracts	Market Value	Premiums (Received) by Fund	Unrealized Appreciation

Calls
Apple, Inc.	$190	4/20/2018	(100)	$(1,100)	$(10,321)	$9,221
Cisco Systems, Inc.	$47	5/18/2018	(200)	(7,600)	(21,642)	14,042
Total calls				$(8,700)	$(31,963)	$23,263
Total written option contracts				$(8,700)	$(31,963)	$23,263

WRITTEN OPTION CONTRACTS—March 31, 2018 (Unaudited)

	Pro Forma Acquiring Fund	Pro Forma Acquiring Fund	Pro Forma Acquiring Fund	Pro Forma Acquiring Fund	Pro Forma Acquiring Fund	Pro Forma Acquiring Fund
Description	Exercise Price	Expiration Date	Number of Contracts	Market Value	Premiums (Received) by Fund	Unrealized Appreciation

Calls
Apple, Inc.	$190	4/20/2018	(100)	$(1,100)	$(10,321)	$9,221
Cisco Systems, Inc.	$47	5/18/2018	(200)	(7,600)	(21,642)	14,042
Total calls				$(8,700)	$(31,963)	$23,263
Total written option contracts				$(8,700)	$(31,963)	$23,263

B-9

Pro Forma Condensed Combined Statement of Assets and Liabilities

As of March 31, 2018 (Unaudited)

	TARGET FUND LONG/SHORT FUND	ACQUIRING FUND GLOBAL VALUE FUND[1]	PRO FORMA ADJUST- MENTS		PRO FORMA ACQUIRING FUND

Assets:

Investments, at cost

Unaffiliated issuers	$62,109,169	$147,364,200			$209,473,369

Repurchase agreements	3,729,660	6,458,741	643,255	[2]	10,831,656

	$65,838,829	$153,822,941	$643,255		220,305,025

Investments, at market value
Unaffiliated issuers	$66,442,369	$160,898,004			$227,340,373

Repurchase agreements	3,729,660	6,458,741	643,255	[2]	10,831,656
	70,172,029	167,356,745	643,255		238,172,029
Receivable for investment securities sold	-	1,356,057			1,356,057
Receivable from broker for securities sold short	18,772,964	-	(18,772,964)	[2]	-
Receivable from broker for securities options written	-	3			3

Capital shares receivable	2,807	11,621			14,428

Interest and dividends receivable	381,802	515,466			897,268

Prepaid expenses and other assets	13,900	28,042			41,942

Total Assets	89,343,502	169,267,934	(18,129,709)		240,481,727

Liabilities:
Securities sold short, at value (proceeds of $0 and $12,392,190, respectively)	18,069,619	-	(18,069,619)	[2]	-
Call options written at value (premiums of $0 and $31,963, respectively)	-	8,700			8,700

Bank overdraft		462,358			462,358

Payable for securities purchased	33,093	2,176,673			2,209,766

Capital shares payable	452,992	163,818			616,810
Dividends payable to shareholders	-	7,323			7,323

Payable to Trustees	135				135

B-10

	TARGET FUND LONG/SHORT FUND	ACQUIRING FUND GLOBAL VALUE FUND[1]	PRO FORMA ADJUST- MENTS		PRO FORMA ACQUIRING FUND

Payable to Advisor	37,225	113,649	(6,768)	[3]	144,106

Accrued fund administration fees	6,395	2,654			9,049
Accrued expenses and other liabilities	73,916	119,543			193,459
Dividends payable on securities sold short	60,090	-	(60,090)	[2]	-

Payable for reorganization costs			197,000	[4]	197,000

Total Liabilities	18,733,465	3,054,718	(17,939,477)		3,848,706

Net Assets	$70,610,037	$166,213,216	$(190,232)		$236,633,021

Net Assets Consist of:
Capital stock	$56,758	$190,949	$24,198		$271,905

Paid-in-capital in excess of par	234,255,738	137,648,416	(24,198)		371,879,956

Undistributed net investment loss	(135,610)	182,169	(190,232)	[3,4]	(143,673)

Undistributed net realized gain (loss) on investments and foreign currency translations	(162,222,620)	14,632,502	(5,677,429)	[2]	(153,267,547)
Unrealized appreciation (depreciation) on:					-

Investments	4,333,200	13,533,804			17,867,004

Options Written		23,263			23,263

Securities sold short	(5,677,429)	-	5,677,429	[2]	-

Foreign currency translations	-	2,113			2,113

Net Assets	$70,610,037	$166,213,216	$(190,232)		$236,633,021

Net Assets

Investor Class	60,269,644	161,825,757	(162,374)		221,933,027

Institutional Class	10,340,393	4,387,459	(27,858)		14,699,994

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)

Investor Class	4,850,856	18,590,178	2,058,026	[5]	25,499,060

B-11

	TARGET FUND LONG/SHORT FUND	ACQUIRING FUND GLOBAL VALUE FUND[1]	PRO FORMA ADJUST- MENTS		PRO FORMA ACQUIRING FUND

Institutional Class	824,929	504,720	361,784	[5]	1,691,433

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE

Investor Class	$12.42	$8.70			$8.70

Institutional Class	$12.53	$8.69			$8.69

[1]	As of 10/31/17, the Wasatch Large Cap Value Fund changed its name to the Wasatch Global Value Fund.
[2]

The Pro Forma Acquiring Fund will not sell securities short. The reduction in Securities sold short on the Pro Forma Acquiring Fund is offset by a reduction in Receivable from broker for securities sold short and an increase in Repurchase agreements. In addition, the Dividends payable on securities sold short is removed from Liabilities and Repurchase agreements because the dividends would not have been received.

[3]	Reflects the impact of applying the Acquiring Fund’s management fee rate to the Pro Forma Acquiring Fund’s payable to the advisor.
[4]

The total estimated expenses of the Reorganization of the Target Fund are $394,000, this includes the legal, audit and proxy solicitation fees of approximately $338,000, and the total brokerage costs of approximately $56,000 for all repositioning. The Advisor and Target Fund have agreed to split evenly the costs of the Reorganization, subject to contractual expenses caps. Accordingly, based on these estimates, approximately $197,000 of these costs are expected to be paid by the Target Fund and approximately $197,000 will be paid by the Advisor. These are estimates and actual amounts may vary. There are some foreign securities that cannot be purchased until the Reorganization is complete. The Acquiring Fund will receive cash to invest in these remaining securities and will bear the cost of the transactions of approximately $20,000. To the extent that the Target Fund’s expenses, including Reorganization expenses, exceed the Fund’s current expense cap, the Advisor will absorb the portion of the Reorganization expenses necessary for the Fund to operate within its respective cap.

[5]

Figures reflect the issuance by the Acquiring Fund of approximately 6,908,882 shares of Investor Class shares and 1,186,713 Institutional Class shares to the Investor Class and Institutional Class shareholders, respectively, of the Target Fund in connection with the Reorganization.

B-12

Pro Forma Condensed Combined Statement of Operations

April 1, 2017 through March 31, 2018(Unaudited)

	TARGET FUND LONG/SHORT FUND	ACQUIRING FUND GLOBAL VALUE FUND[1]	PRO FORMA ADJUST- MENTS		PRO FORMA ACQUIRING FUND
Investment Income:
Interest	$32,016	$6,514			$38,530

Dividends[2]	-	-			-

Unaffiliated issuers	1,927,729	5,394,621			7,322,350

Total investment income	1,959,745	5,401,135			7,360,880

Expenses:

Investment advisory fees	1,210,864	1,606,959	(220,157)	[3]	2,597,666
Shareholder servicing fees—Investor Class	123,013	256,342	(23,678)	[4]	355,677
Shareholder servicing fees—Institutional Class	3,878	1,612	(2,322)	[4]	3,168

Fund administration fees	18,585	30,035			48,620

Fund accounting fees	22,171	31,957			54,128
Reports to shareholders—Investor Class	32,814	42,950	(11,600)	[4]	64,164
Reports to shareholders—Institutional Class	14,552	11,616	(6,285)	[4]	19,883

Custody fees	8,411	17,063			25,474
Federal and state registration fees—Investor Class	26,289	20,677	(10,325)	[4]	36,641
Federal and state registration fees—Institutional Class	19,089	12,680	(6,555)	[4]	25,214

Legal fees	54,108	40,897	(45,489)	[4]	49,516

Trustees’ fees	22,774	27,865			50,639
Dividends on securities sold short	531,758	-	(531,758)	[5]	-

Interest	240,761	5,501	(237,370)		8,892

Audit fees	30,846	37,363	(26,536)	[4]	41,673

Other expenses	17,547	24,008	(5,139)	[4]	36,416
Total expenses before reimbursement	2,377,460	2,167,525	(1,127,213)	[6]	3,417,772

B-13

	TARGET FUND LONG/SHORT FUND	ACQUIRING FUND GLOBAL VALUE FUND[1]	PRO FORMA ADJUST- MENTS		PRO FORMA ACQUIRING FUND
Reimbursement of expenses by Advisor	(89,054)	(204,638)	59,738		(233,954)

Net Expenses	2,288,406	1,962,887	(1,067,476)		3,183,817
Net Investment Income (Loss)	(328,661)	3,438,248	1,067,476	[6]	4,177,063

Realized Gain (Loss):

Investments sold	2,368,306	29,924,245	9,166,580	[5]	41,459,131
Foreign currency transactions	148	(59,673)			(59,525)
Net realized gain (loss)	-	-			-

	(10,515,196)	-			(10,515,196)
Change in Unrealized Appreciation (Depreciation):	(8,146,742)	29,864,572	9,166,580		30,884,410

Investments

Foreign currency translations

Options Written	(3,244,639)	(22,386,180)	(20,000)	[6]	(25,650,819)
Short positions	-	2,113			2,113
Net change in unrealized appreciation (depreciation)	-	23,263			23,263
Net gain (loss) on investments	5,661,717	-	(5,661,717)	[5]	-

	2,417,078	(22,360,804)	(5,681,717)	[5]	(25,625,443)

Net Increase in Net Assets Resulting from Operations	$(5,729,664)	$7,503,768	$3,484,863		$5,258,967

1As of 10/31/17, the Wasatch Large Cap Value Fund changed its name to Wasatch Global Value Fund.

2Net of $38,636 and $310,900 in foreign withholding taxes, respectively.

3Reflects the impact of applying the Acquiring Fund’s management fee rate to the Pro Forma Acquiring Fund’s average net assets.

4Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.

5The Pro Forma Acquiring Fund will not engage in selling short positions.

6 The total estimated expenses of the Reorganization of the Target Fund are $394,000, this includes the legal, audit and proxy solicitation fees of approximately $338,000, and the total brokerage costs of approximately $56,000 for all repositioning. The Advisor and Target Fund have agreed to split evenly the costs of the Reorganization, subject to contractual expenses caps. Accordingly, based on these estimates, approximately $197,000 of these costs are expected to be paid by the Target Fund and approximately $197,000 will be paid by the Advisor. These are estimates and actual amounts may vary. There are some foreign securities that cannot be purchased until the Reorganization is complete. The Acquiring Fund will receive cash to invest in these remaining securities and will bear the cost of the transactions of approximately $20,000. To the extent that the Target Fund’s expenses, including Reorganization expenses, exceed the Fund’s current expense cap, the Advisor will absorb the portion of the Reorganization expenses necessary for the Fund to operate within its respective cap.

7Reflects the increase in expense reimbursement payments the Advisor would have made to the Pro Forma Acquiring Fund if the Reorganization had occurred on the first day of the twelve-month period ended March 31, 2018.

B-14

Notes to Pro Forma Combined Condensed Financial Statements (Unaudited)

1.        Description of the Fund

The Wasatch Global Value Fund (the “Acquiring Fund”) (formerly Wasatch Large Cap Value Fund) is a series of Wasatch Funds Trust (the “Trust”) a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

There are two classes of shares in the Acquiring Fund: Investor Class and Institutional Class. Each class of shares has identical rights and privileges except with respect to purchase minimums, distribution and service charges, shareholder services, voting rights on matters affecting a single class of shares and the exchange and conversion features. Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.

The Acquiring Fund is a diversified fund with its own investment strategy. Wasatch Advisors, Inc. (the “Advisor”) is the Acquiring Fund’s investment adviser.

The Acquiring Fund has a lower contractual management fee (0.90%) than that of the Target Fund (1.10%) generally because the Acquiring Fund does not engage in short sales. In addition, the Acquiring Fund’s expense cap following the Reorganization, which will be in effect through January 31, 2020, will result in lower net annual operating expenses for shareholders of each class of the Target Fund during such time.

2.        Basis of Combination

The accompanying pro forma condensed combined financial statements are presented to show the effect of the proposed acquisition of the Wasatch Long/Short Fund, (“Target Fund”) a series of the Trust, by Acquiring Fund as if such acquisition had taken place as of October 1, 2017.

Under the terms of the Plan of Reorganization, the combination of Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Target Fund in exchange for shares of Acquiring Fund at net asset value. The Statement of Assets and Liabilities of Target Fund and Acquiring Fund have been combined as of and for the six months ended March 31, 2018. The Statement of Operations of Target Fund and Acquiring Fund have been combined as of and for the twelve month period April 1, 2017 through March 31, 2018. Following the reorganization, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for precombination periods of the surviving fund will not be restated.

The total estimated expenses of the Reorganization of the Target Fund are $394,000, this includes the legal, audit and proxy solicitation fees of approximately $338,000, and the total brokerage costs of approximately $56,000 for all repositioning. The Advisor and Target Fund have agreed to split evenly the costs of the Reorganization, subject to contractual expenses caps. Accordingly, based on these estimates, approximately $197,000 of these costs are expected to be paid by the Target Fund and approximately $197,000 will be paid by the Advisor. These are estimates and actual amounts may vary. There are some foreign securities that cannot be purchased until the Reorganization is complete. The Acquiring Fund will receive cash to invest in these remaining securities and will bear the cost of the transactions of approximately $20,000. To the extent that the Target Fund’s expenses, including Reorganization expenses, exceed the Fund’s current expense cap, the Advisor will absorb the portion of the Reorganization expenses necessary for the Fund to operate within its respective cap.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of Acquiring Fund and Target Fund included in their semi-annual report dated March 31, 2018.

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The following notes refer to the accompanying pro forma condensed combined financial statements as if the above-mentioned acquisition of Target Fund by Acquiring Fund had taken place as of October 1, 2017.

3.        Fair Value Measurment and Investments

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds use various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

●

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Equity Securities (common and preferred stock) – Securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities and listed warrants are valued using a commercial pricing service at the last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on the National Association of Securities Dealer Automated Quotation system (“NASDAQ”), such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on the primary exchange or market on a day, then the security shall be valued at the mean of the last bid and ask price on the primary exchange or market as provided by a pricing service. If the mean cannot be calculated or there is no trade activity on a day, then the security shall be valued at the previous trading day’s price as provided by a pricing service. In some instances, particularly on foreign exchanges, an official close or evaluated price may be used if the pricing service is unable to provide the last trade or most recent mean price. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Additionally, a fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange-traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the Fund’s foreign securities may not be the quoted or

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published prices of the investments on their primary markets or exchanges, and the securities are categorized in Level 2 of the fair value hierarchy. These valuation procedures apply equally to long or short equity positions in a fund.

The following is a summary of the fair valuations according to the inputs used as of March 31, 2018 in valuing the Funds’ assets and liabilities:

Portfolios	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Adjustments		Value
Assets
Common Stocks	$169,584,933	$55,170,941	$-	$-		$224,755,874
Limited Partnership Interest	2,584,499	-	-	-		2,584,499
Short-Term Investments	-	10,188,401	-	643,255	[1]	10,831,656
	$172,169,432	$65,359,342	$-	$643,255		$238,172,029

Liabilities
Call Options Written	$(8,700)	-	-	-		$(8,700)
Securities Sold Short	$(18,069,619)	-	-	$18,069,619		-
	$(18,078,319)	$-	$-	$18,069,619		$(8,700)

1The Pro Forma Acquiring Fund will not sell securities short. The reduction in Securities sold short on the Pro Forma Acquiring Fund is offset by a reduction in Receivable from broker for securities sold short and an increase in the Repurchase agreements.

4.        Capital Shares

The pro forma net asset value per share assumes the issuance of shares of Acquiring Fund that would have been issued at March 31, 2018, in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Target Fund, as of March 31, 2018, divided by the net asset value per share of the shares of Acquiring Fund as of March 31, 2018. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at March 31, 2018:

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Investor Class	18,590,178	6,908,882	25,499,060
Institutional Class	504,720	1,186,713	1,691,433

5.        Federal Income Tax Information

It is each Fund’s policy to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain

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investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the Acquiring Fund is $153,822,941 for financial accounting and $155,140,325 for Federal income tax purposes. The difference in cost is attributable to the tax deferral of losses on wash sales. The difference between financial accounting and Federal income tax cost of investments for the Target Fund is immaterial. The tax cost of investments will remain unchanged for the combined fund.

Capital Loss Carryforwards as of September 30, 2017 are as follows:

	Non-expiring

Fund	Short Term	Long Term
Long/Short Fund	$26,195,256	127,709,466

The Fund has elected to defer losses incurred from November 1, 2016 through September 30, 2017 in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year.

Late- Year Ordinary
Fund	Losses
Long/Short Fund	$455,640

In a tax-free reorganization, losses of the Target Fund are carried over to the Acquiring Fund on the transfer date. There are several rules in Sections 381, 382, 383 and 384 of the Internal Revenue Code that limit the ability of one fund to utilize the losses of another fund after the transfer date and each rule needs to be evaluated independently. Where more than one rule applies, the most restrictive will govern the amount of the losses available to be utilized. It is estimated that the amount of loss that can be utilized per year is approximately $2 million.

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